Dreyfus

Municipal Reserves

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            24   Independent Auditors' Report

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             Municipal Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Reserves, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Despite some fluctuations due to changing economic conditions, municipal bond prices generally rose modestly over the 12-month reporting period. Most of those gains were achieved after January 2000, with a rally in the municipal bond market. More recently, most sectors of the municipal bond market also benefited from slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Municipal Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November    15,    2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How    did   Dreyfus   Municipal   Reserves   perform   during   the   period?

For the 12-month period ended October 31, 2000, the fund's Investor shares produced an annualized yield of 3.32% and, after taking into account the effect of compounding, an annualized effective yield of 3.37%. The fund's Class R shares provided a 3.52% annualized yield and a 3.58% annualized effective yield for the same period.(1)

We attribute our strong performance to our security selection strategy, which emphasized variable rate securities. Variable rate securities' yields are adjusted periodically -- usually daily or weekly -- according to changes in prevailing money market rates. Because interest rates were rising during much of the reporting period, variable rate securities enabled us to capture relatively higher yields for the fund, in comparison to yields of fixed-rate securities.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a "bottom-up" approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average maturity is a more tactical approach. If we expect the demand for securities to decrease temporarily, we may reduce the portfolio' s average maturity to make cash available for the purchase of higher yielding securities.

If we expect demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio' s average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

During the reporting period, yields on the fund's tax-exempt money market securities were primarily influenced by two factors: short-term interest rate movements initiated by the Federal Reserve Board (the "Fed" ), and supply-and-demand factors.

When the reporting period began, the U.S. economy was growing quickly, fueling concerns that long-dormant inflationary pressures might reemerge. In fact, the Fed had already taken steps to relieve inflationary pressures by increasing short-term interest rates in June and August 1999, each time by 0.25 percentage points. The Fed again raised interest rates by 0.25 percentage points each in November 1999, February 2000 and March 2000, and by 0.50 percentage points in May 2000. As might be expected, the money markets reacted to the Fed's
interest-rate    hikes    in    the    form    of    higher    yields.

In addition, seasonal changes in the tax-exempt money market created supply-and-demand fluctuations during the reporting period, most notably during the spring and summer months. For example, during March and April, a lack of demand caused short-term municipal yields to rise. That's because many investors used their liquid assets to pay income tax liabilities. However, throughout the summer months, demand increased as investors invested excess cash into money market funds. Demand further intensified later in the period when stock market volatility caused many investors to seek the relatively safe haven of money market funds. We responded to these changes by modifying our investments in Variable Rate Demand Notes ("VRDNs"), which are issued by investment banks
through    the    securitization    of    longer    term    municipal   bonds.

What is the fund's current strategy?

We have continued to position the fund to take advantage of supply-and-demand influences in the tax-exempt money markets. Because investor demand for these securities has increased as stock prices have generally declined, we attempted to maintain the flexibility we need to respond quickly to changes in the marketplace. Accordingly, as of October 31, 2000, about 72% of the fund's assets were allocated to VRDNs, compared to 52% when the period began. In addition, municipal notes comprised 22% of the fund's assets, as they did at this time last year. The balance of the fund's assets was invested in commercial paper.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000


                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.6%                                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.3%

Port City Medical Clinical Board, Revenues, VRDN

  (Infirmary Health Systems) 4.35%, Series B

   (Insured; AMBAC and LOC: Bank of Nova Scotia
   and Kredietbank)                                                                           5,000,000  (a)           5,000,000

Tuscaloosa County Industrial Development Authority
   SWDR, VRDN (Tuscaloosa Steel Corp. Project)
   4.35% (LOC; Bayerische Landesbank)                                                         5,000,000  (a)           5,000,000

ALASKA--1.1%

Alaska Industrial Development Authority, Revenues, VRDN

  (Providence Medical Office Building)

   4.40% (LOC; Kredietbank)                                                                   3,195,000  (a)           3,195,000

ARKANSAS--1.0%

Fayetteville Public Facilities Board, Revenues, Refunding, VRDN

   (Butterfield Trail Village Project)
   4.60% (LOC; Dresdner Bank)                                                                 3,000,000  (a)           3,000,000

COLORADO--5.7%

Colorado Housing Finance Authority, Refunding, VRDN

  (Multi-Family Winridge Apartments)

   4.30% (LOC; FNMA)                                                                          1,550,000  (a)           1,550,000

Dove Valley Metropolitan District of Arapahoe County, Revenue:

   Refunding 3.95%, Series B, 11/1/2001
      (LOC; Banque Nationale de Paris)                                                        1,000,000                1,000,000

   4.40%, 11/1/2001(LOC; Banque Nationale de Paris)                                           3,000,000                3,000,000

East Smoky Hill Metropolitan District #2

   4.25%, 12/1/2000 (LOC; U.S. Bancorp)                                                       2,000,000                2,000,000

Interstate South Metropolitan District, Refunding

   4.40%, Series B, 11/1/2000 (LOC; Banque Nationale de Paris)                                  975,000                  975,000

NBC Metropolitan District, GO Notes

   4.30%, 12/1/2000 (LOC; U.S. Bancorp)                                                       2,700,000                2,700,000

Panaroma Metropolitan District

   4%, Series A, 12/1/2000 (LOC; Banque Nationale de Paris)                                   2,300,000                2,300,000

SBC Metropolitan District:

   4%, 12/1/2000 (LOC; US Bancorp)                                                            1,000,000                1,000,000

   4%, Series 99, 12/1/2000 (LOC; U.S. Bancorp)                                               2,655,000                2,655,000

DISTRICT OF COLUMBIA--.2%

District of Columbia, College and University Revenue, VRDN

  (George Washington University)

  4.40%, Series C (Insured; MBIA and Liquidity

   Facility; Bank of America)                                                                   500,000  (a)             500,000


                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--8.0%

Broward County Housing Finance Authority,
   MFHR, Refunding VRDN (Waters Edge Project) 4.35%                                           6,740,000  (a)           6,740,000

Dade County, Water and Sewage Systems Revenue, VRDN

   4.25% (Insured; FGIC and LOC; CommerzBank)                                                 3,700,000  (a)           3,700,000

Dade County Industrial Development Authority, IDR, VRDN

  (Dolphins Stadium Project):

      4.20%, Series A (LOC; Societe Generale)                                                 1,075,000  (a)           1,075,000

      4.20%, Series B (LOC; Societe Generale)                                                 1,175,000  (a)           1,175,000

Florida Housing Finance Agency, MFMR, VRDN

   4.35%, Series E (LOC; Credit Suisse)                                                       4,800,000  (a)           4,800,000

Miami Health Facilities Authority, Health Facilities Revenue

  Refunding, VRDN (Mercy Hospital Project)

   4.30% (LOC; Bank of America)                                                               1,800,000  (a)           1,800,000

Sarasota County Public Hospital District, HR, CP

  (Sarasota Memorial Hospital)

   4.10%, Series A, 11/9/2000 (LOC; Suntrust Bank)                                            4,000,000                4,000,000

Sunshine Governmental Finance Commission,
   Revenues, VRDN

   4.25% (Insured; AMBAC and LOC; Credit Local De France)                                     1,000,000  (a)           1,000,000

GEORGIA--7.0%

Atlanta, Water and Sewer Revenue, Refunding

   4.20%, 1/1/2001                                                                            2,000,000  (b)           2,000,000

De Kalb County Development Authority,
   Private Schools Revenue

   VRDN (Marist School Inc. Project)

   4.40% (LOC; Suntrust Bank)                                                                 3,500,000  (a)           3,500,000

De Kalb Private Hospital Authority,
   Revenue Anticipation Certificates

   VRDN (ESR Children's Health)

   4.30%, Series A (LOC; First Union National Bank)                                           6,000,000  (a)           6,000,000

Municipal Electric Authority, VRDN:

   (Georgia Project One) 4.30%, Series C
      (LOC; ABN-Amro Bank)                                                                    8,700,000  (a)           8,700,000

   (General Resolution) 4.30%, Series B
      (LOC; Landesbank Hessen)                                                                1,000,000  (a)           1,000,000

IDAHO--1.6%

Idaho Health Facilities Authority, Revenues, VRDN

   Aces-Pooled Financing Program
   4.35% (LOC; U.S. Bancorp)                                                                  5,000,000  (a)           5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--10.9%

City of Chicago:

   3.90%, Series A, 12/7/2000 (LOC; Landesbank Hessen)                                        4,000,000                4,000,000

   VRDN 4.30%, Series B
      (LOC; Canadian Imperial Bank of Commerce)                                               1,700,000  (a)           1,700,000

Chicago O'Hare International Airport, Revenues, VRDN

   4.40%, Series A (LOC; Societe Generale)                                                      500,000  (a)             500,000

Illinois Development Finance Authority, VRDN:

  IDR:

    (Heritage Tool and Manufacturing Inc.)

         4.50% (LOC; Harris Trust and Savings Bank)                                           4,710,000  (a)           4,710,000

      (Institute of Gas Technology Project)

         4.40% (LOC; Bank of Montreal)                                                        2,700,000  (a)           2,700,000

   Revenues

      (Residential Rental-F.C. Harris Pavilion Project)

         4.45% (LOC; FNMA)                                                                    1,100,000  (a)           1,100,000

Illinois Health Facilities Authority, Revenues, VRDN:

  (Memorial Medical Center-Springfield Hospital)

      4.35%, Series C (LOC; Kredietbank)                                                      2,400,000  (a)           2,400,000

   (Rush Presbyterian Medical Center)

      4.40% (LOC; Northern Trust Co.)                                                         3,800,000  (a)           3,800,000

   (The Carle Foundation)

      4.35%, Series B (Insured; AMBAC and LOC;
      Northern Trust Co.)                                                                     6,400,000  (a)           6,400,000

Illinois Housing Development Authority, MFHR, VRDN

  (Lakeshore Plaza) 4.30%, Series A (Insured; MBIA and

   LOC; Bank One Corp.)                                                                         800,000  (a)             800,000

Illinois Student Assistance Commission
   Student Loan Revenue, VRDN

   4.40%, Series A (LOC; Bank One Corp.)                                                      3,600,000  (a)           3,600,000

City of New Lenox, IDR, VRDN (Panduit Corp. Project)

   4.50% (LOC; Commerzbank)                                                                   1,300,000  (a)           1,300,000

INDIANA--4.1%

Indiana Development Finance Authority, EIR, Refunding

   (USX Corp. Project)
   4.35%, 6/7/2001 (LOC; Bank Of Nova Scotia)                                                 4,000,000                4,000,000

Indiana Health Facilities Financing Authority, HR, VRDN

   (Aces-Deaconess Hospital Inc.) 4.30% (LOC; Bank One Corp)                                  2,000,000  (a)           2,000,000

City of Seymour, EDR, VRDN

  (Pedcor Investments-Sycamore Springs Apartments Project)

   4.45%, Series A (LOC; Federal Home Loan Banks)                                             4,052,000  (a)           4,052,000


                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

City of Whiting, PCR (Amoco Project-Standard Oil Industry)

   4.40%, 2/15/2001 (Corp. Guaranty; Amoco Credit Corp.)                                      2,500,000                2,500,000

KENTUCKY--.8%

Kentucky Housing Corporation, Housing Revenue, Refunding

   4.40%, Series D, 12/1/2000                                                                 2,500,000                2,500,000

LOUISIANA--1.3%

Louisiana Public Facilities Authority, HR, Refunding, VRDN

  (Willis Knighton Medical Project)

   4.40% (Insured; AMBAC and LOC; Credit Local de France)                                     4,050,000  (a)           4,050,000

MAINE--1.3%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)

   4.25% (LOC; Wachovia Bank and Trust Co.)                                                   4,060,000  (a)           4,060,000

MASSACHUSETTS--9.8%

Bridgewater and Raynham Regional School District, BAN

   5%, 7/6/2001                                                                               3,000,000                3,006,781

State of Massachusetts, Refunding, VRDN

   4.30%, Series B (LOC; Toronto-Dominion Bank)                                               2,000,000  (a)           2,000,000

Massachusetts Development Finance Agency, Revenues, VRDN

   (First Mortgage Lasell Village)
   4.30%, Series C (LOC; Fleet Bank)                                                          6,600,000  (a)           6,600,000

Massachusetts Health and Educational Facility Authority
   Revenues, VRDN:

      Capital Assets Program 4.55%,
         Series D (Insured; MBIA and LOC; State Street Bank)                                  4,000,000  (a)           4,000,000

      (Falmouth Assistant Living)
         4.30%, Series A (LOC; Fleet Bank)                                                      900,000  (a)             900,000

Massachusetts Industrial Finance Agency, Revenue, VRDN:

   Refunding (New England College)
      4.25% (LOC; State Street Bank and Trust)                                                1,000,000  (a)           1,000,000

   (Showa Womens Institute Inc.)
      4.70% (LOC; Bank of New York)                                                           3,400,000  (a)           3,400,000

Massachusetts Water Residential Authority, VRDN

   4.25%, Series B (Insured; FGIC)                                                            9,000,000  (a)           9,000,000

MICHIGAN--5.2%

Michigan Building Authority, Revenue, CP

  4.40%, Series 2, 3/1/2001 (LOC: Bank of New York,

   Canadian Imperial Bank and Commerzbank)                                                    4,500,000                4,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Higher Education Facilities Authority

  College and University Revenue, VRDN

   (Concordia College Project) 4.65% (LOC; Allied Irish Banks)                                3,925,000  (a)           3,925,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program

   4.35%, Series A (LOC; National City Bank)                                                  2,500,000  (a)           2,500,000

Michigan Housing Development Authority,
   SFMR, Refunding, VRDN

   4.40%, Series A (Insured; MBIA and LOC; Bank One Corp.)                                    5,000,000  (a)           5,000,000

MISSISSIPPI--.5%

Noxubee County, IDR, VRDN (Barge Forest Products Project)

   4.70% (LOC; Amsouth Bank-Alabama)                                                          1,465,000  (a)           1,465,000

MISSOURI--.3%

Missouri Higher Education Loan Authority, Student Loan Revenue

   VRDN 4.40%, Series A (LOC; National Westminster Bank)                                      1,000,000  (a)           1,000,000

MONTANA--.4%

Butte-Silver Bow, PCR, Refunding, VRDN

  (Rhone-Poulenc Inc. Project)

   4.40% (LOC; Banque Nationale de Paris)                                                     1,300,000  (a)           1,300,000

NEVADA--1.5%

Clark County, Airport Improvement Revenue, VRDN

   4.25%, Series A-1 (LOC; Westdeutsche Landesbank)                                           2,700,000  (a)           2,700,000

Nevada Housing Division, Refunding, VRDN

   (Park Vista) 4.35%, Series A (LOC; Credit Suisse)                                          2,000,000  (a)           2,000,000

NEW MEXICO--1.1%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

  (Wastewater Systems)

   4.40%, Series B (LOC; Canadian Imperial Bank of Commerce)                                  3,400,000  (a)           3,400,000

NORTH DAKOTA--1.6%

North Dakota Housing Finance Agency, Revenues

   Housing Finance Program, 4.45%, Series D, 8/27/2001                                        4,900,000                4,900,000

OHIO--7.8%

Cuyahoga County, HR, VRDN

   (University Hospital of Cleveland) 4.55%
   (LOC; Chase Manhattan Bank)                                                                4,980,000  (a)           4,980,000

Ohio Air Quality Development Authority, Revenue, VRDN

   (JMG Funding Limited Partnership)
   4.55%, Series A (LOC; Societe General)                                                     9,700,000  (a)           9,700,000

Ohio Housing Finance Agency, Mortgage Revenue (Residential)

   4.25%, Series A-3, 3/1/2001                                                                9,000,000                9,000,000


                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OREGON--2.1%

Multnomah County, Higher Education Revenue, VRDN

  (Concordia University of Portland Project)

   4.65% (LOC; Allied Irish Banks)                                                            3,000,000  (a)           3,000,000

State of Oregon, Veterans Welfare Revenue
   4.35%, 10/1/2001                                                                           3,250,000                3,250,000

PENNSYLVANIA--1.8%

Lehigh County Industrial Development Authority, PCR, VRDN

  (Allegheny Electric Co-Op)

   4.45% (LOC; Rabobank Nederland N.V.)                                                         720,000  (a)             720,000

Moon Industrial Development Authority, IDR, VRDN

  (Executive Office Association Project)

   4.40% (LOC; PNC Bank)                                                                      1,250,000  (a)           1,250,000

Pennsylvania Higher Educational Facilities Authority

  (Association Independent Colleges)

   4.40%, Series E-1, 11/1/2001(LOC; PNC Bank)                                                3,400,000                3,400,000

Quakertown General Authority, Revenues, VRDN

  Pooled Financing Program

   4.35%, Series A (LOC; PNC Bank)                                                              135,000  (a)             135,000

SOUTH CAROLINA--4.6%

Piedmont Municipal Power Agency, Electric Power and Light Revenues Refunding, VRDN

   4.30%, Series D (Insured; MBIA and LOC;
   Morgan Guaranty Trust Co.)                                                                12,900,000  (a)          12,900,000

South Carolina Jobs Economic Development Authority
   EDR, VRDN (Wellman Inc. Project)
   4.75% (LOC; Wachovia Bank and Trust Co.)                                                   1,100,000  (a)           1,100,000

TEXAS--6.5%

Comal County Health Facilities Development Corporation

  Health Care Systems Revenue, VRDN

   (McKenna) 4.45% (LOC; Chase Manhattan Bank)                                                3,000,000  (a)           3,000,000

Dallas Area Rapid Transit, Sales Tax Revenue, CP

   4.15%, 1/17/2001 (LOC: Westdeutsche Landesbank
   and Bayerische Landesbank)                                                                 5,000,000                5,000,000

Dallas Industrial Development Corporation, IDR, VRDN

  (Sealed Power Corp.)

   4.40% (LOC; National Bank of Detroit)                                                      1,100,000  (a)           1,100,000

Gulf Coast Waste Disposal Authority, PCR

   (Amoco Oil-Amoco Chemicals) 4.50%, 1/15/2001                                               3,000,000                3,000,890

Harris County, CP 4.30%, Series D, 2/1/2001
   (LOC; Bank of Nova Scotia)                                                                 4,180,000                4,180,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Lone Star Airport Improvement Authority, Revenues

  VRDN (American Airlines)

   4.65%, Series A-5 (LOC; Royal Bank of Canada)                                              1,000,000  (a)           1,000,000

Nueces County Health Facilities
   Development Corporation, Revenues

   VRDN (Driscoll Childrens Foundation)

   4.45% (LOC; Bank One Corp.)                                                                2,395,000  (a)           2,395,000

UTAH--2.2%

Intermountain Power Agency, Power and
  Electric Light Revenues, Refunding

   5.25%, Series E, 7/1/2001(Insured; FSA)                                                    3,610,000                3,631,991

Weber County, TRAN 4.75%, 12/29/2000                                                          3,000,000                3,001,869

VIRGINIA--2.5%

Campbell County Industrial Development Authority

  Exempt Facility Revenue, VRDN

  (Hadson Power 12)

   4.75%, Series A (LOC; Barclays Bank)                                                       4,600,000  (a)           4,600,000

Halifax County Industrial Development Authority, IDR, VRDN

  (Annin and Co. Project)

   4.45% (LOC; Chase Manhattan Bank)                                                          1,875,000  (a)           1,875,000

Virginia Small Business Financing Authority, IDR, VRDN

  (Coral Graphic)

   4.55% (LOC; Chase Manhattan Bank)                                                          1,200,000  (a)           1,200,000

WASHINGTON--4.6%

City of Seattle

   5%, Series B, 12/1/2000                                                                    3,195,000                3,197,408

Washington Housing Finance Committee, MFHR, VRDN

  (Anchor Village Apartments Project)

   4.45% (LOC; FNMA)                                                                         10,750,000  (a)          10,750,000

WEST VIRGINIA--.5%

State of West Virginia

   4.75%, 11/1/2000                                                                           1,505,000                1,505,000

WISCONSIN--.5%

University of Wisconsin Hospital & Clinics Authority, HR, VRDN

   4.35% (Insured; MBIA and LOC; Bank of America)                                             1,400,000  (a)           1,400,000


                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--.8%

Green River, PCR, Refunding, VRDN

  (Rhone Poulenc Inc. Project)

   4.70% (LOC; ABN-Amro Bank)                                                                 2,300,000  (a)           2,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $305,705,939)                                                            100.6%              305,705,939

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (1,796,841)

NET ASSETS                                                                                       100.0%              303,909,098


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

EDR                       Economic Development Revenue

EIR                       Economic Improvement Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance

                             Insurance Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 87.2

AAA/AAA (c)                      Aaa/Aa (c)                      AAA/AA (c)                                       10.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     2.4

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           305,705,939   305,705,939

Interest receivable                                                   1,762,062

                                                                    307,468,001
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   153,459

Payable for investment securities purchased                           3,400,000

Interest payable--Note 3                                                  5,444

                                                                      3,558,903
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      303,909,098
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     303,917,442

Accumulated net realized gain (loss) on investments                     (8,344)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      303,909,098

NET ASSET VALUE PER SHARE

                                                         Investor      Class R
--------------------------------------------------------------------------------

Net Assets ($)                                         39,694,201  264,214,897

Shares Outstanding                                     39,696,184  264,220,655
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00        1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,736,251

EXPENSES:

Management fee--Note 2(a)                                            1,455,652

Distribution fees (Investor Shares)--Note 2(b)                          64,607

Interest expense--Note 3                                                32,060

TOTAL EXPENSES                                                       1,552,319

INVESTMENT INCOME--NET                                              10,183,932
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B)($):                       3

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,183,935

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                              ----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,183,932            7,780,014

Net realized gain (loss) on investments                 3                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,183,935            7,780,014
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (1,081,019)            (724,308)

Class R shares                                 (9,102,913)          (7,055,706)

TOTAL DIVIDENDS                               (10,183,932)          (7,780,014)
--------------------------------------------------------------------------------

CAPITAL STOCK TANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold:

Investor shares                               106,629,254          101,990,468

Class R shares                                756,230,160          872,535,246

Dividends reinvested:

Investor shares                                 1,006,013             669,793

Class R shares                                  1,414,590           1,220,288

Cost of shares redeemed:

Investor shares                               (98,629,970)        (99,272,622)

Class R shares                               (780,547,044)       (814,277,109)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (13,896,997)         62,866,064

TOTAL INCREASE (DECREASE) IN NET ASSETS       (13,896,994)         62,866,064
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           317,806,092         254,940,028

END OF PERIOD                                 303,909,098         317,806,092

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                                --------------------------------------------------------------------

INVESTOR SHARES                                                  2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .033           .025           .029           .030          .029

Distributions:

Dividends from investment income--net                           (.033)         (.025)         (.029)        (.029)         (.029)

Dividends from net realized gain on

   investments                                                     --              --         (.000)(a)     (.001)            --

Total Distributions                                            (.033)         (.025)          (.029)        (.030)         (.029)

Net asset value, end of period                                  1.00           1.00            1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                3.38           2.57            3.00          3.00           2.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            .70            .70             .70           .72            .70

Ratio of interest expense to
   average net assets                                            .01             --              --            --             --

Ratio of net investment income
   to average net assets                                        3.35           2.54            2.90          2.92           2.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         39,694         30,689          27,301        19,486         14,074

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .035           .027           .031           .032          .031

Distributions:

Dividends from investment income--net                           (.035)         (.027)         (.031)         (.031)        (.031)

Dividends from net realized gain on

   investments                                                     --             --          (.000)(a)      (.001)            --

Total Distributions:                                           (.035)         (.027)          (.031)         (.032)        (.031)

Net asset value, end of period                                  1.00           1.00            1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                3.59           2.77            3.21           3.21          3.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            .50            .50             .50            .52           .50

Ratio of interest expense to
   average net assets                                            .01             --              --             --            --

Ratio of net investment income
   to average net assets                                        3.52           2.74            3.11           3.10          3.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                        264,215        287,117         227,639        194,158       221,178

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek income exempt from Federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor Class and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2005.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. Class R shares bear no distribution fee. During the period ended October 31, 2000, Investor shares were charged $64,607 pursuant to the Plan, of which $45,078 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended October 31, 2000 was approximately $466,500 with a related weighted average annualized interest rate of 6.85%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

December 8, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

                                                             The Fund

                                                           For More Information

                        Dreyfus Municipal Reserves

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  324AR0010



Dreyfus Institutional

U.S. Treasury

Money Market Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                U.S. Treasury Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the
fund'   s    portfolio    manager,    Laurie    Carroll.

Yields on money market instruments generally rose over the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at its February, March and May 2000 meetings. However, amid signs that its previous interest-rate hikes had begun to slow the economy, the Fed refrained from raising rates further at its meetings in June and August of 2000. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and income potential of money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank  you  for  investing  in  Dreyfus Institutional U.S. Treasury Money Market
Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended October 31, 2000, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 5.49%, and after taking into account the effects of compounding, an annualized effective yield of 5.63%.(1)

We attribute the fund's good performance to our maturity management strategy, which led us to maintain a relatively short average maturity for the portfolio. This position enabled us to capture higher yields more quickly as interest rates rose during the first half of the reporting period. In addition, our emphasis on
repurchase    agreements    helped    boost    the    fund's    returns.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted
maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

The fund was primarily influenced by higher short-term interest rates over the past year. Higher interest rates were primarily the result of a more restrictive monetary policy on the part of the Federal Reserve Board (the "Fed").

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the U.S. economy was growing quickly, fueling concerns that long-dormant inflationary pressures might reemerge. The Fed raised interest rates by 0.25 percentage points each in November 1999, February 2000 and March 2000, and by 0.50 percentage points in May 2000. As might be expected, the money markets reacted to the Fed's interest-rate hikes in the form of higher yields.

During the first calendar quarter of 2000, the economy grew at a strong 4.8%, well above the level most analysts believed may trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns, strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

In the second calendar quarter, economic growth accelerated to an even more robust 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in the technology sector of the stock market. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation.

From July through the end of the reporting period, however, we saw signs that the Fed' s rate hikes may have begun to have the desired effect of slowing the
economy.   Retail  sales  declined,  housing  starts  slowed  dramatically,  and inflation  appeared  to  be relatively benign. As a result, the Fed chose not to
raise   rates  further  at  its  June,  August  or  October  meetings.  Indeed, third-quarter GDP slowed to a more sustainable growth rate of approximately 2.7%
 . What' s more, the corrections in the Nasdaq stock market during the reporting period may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident in the stock market's returns. As a result of these factors, money market rates began to trend lower toward the end of the reporting period.


What is the fund's current strategy?

Toward the end of the reporting period, we began to extend the fund's average maturity from the shorter than average position we had maintained through most of the reporting period. We chose to maintain a modestly long average maturity because the economy continued to slow, suggesting that the Fed is unlikely to raise interest rates again in 2000. In fact, some analysts believe that the Fed's next move may be to reduce interest rates if the economy slows too much.

In addition, as of October 31, 2000, we allocated about 45% of the fund's total assets to repurchase agreements in an effort to earn the highest possible yields for the fund. The balance of the fund's assets was allocated to U.S. Treasury securities. As of October 31, 2000, we planned to maintain this asset allocation strategy until we see signs that the investment landscape may be changing.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY
THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY
BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000



                                                                         Annualized
                                                                         Yield on
                                                                         Date of                 Principal
U.S. TREASURY BILLS--8.6%                                                Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

11/2/2000                                                                        6.13            10,000,000            9,998,324

11/9/2000                                                                        6.17            10,000,000            9,986,489

12/7/2000                                                                        6.16            20,000,000           19,879,200

TOTAL U.S. TREASURY BILLS
   (cost $39,864,013)                                                                                                 39,864,013
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--45.3%
--------------------------------------------------------------------------------

5.75%, 11/15/2000                                                                6.13            20,000,000           19,995,327

8.50%, 11/15/2000                                                                5.97            10,000,000           10,008,352

4.625%, 11/30/2000                                                               6.20            10,000,000            9,985,903

5.625%, 11/30/2000                                                               6.19            10,000,000            9,994,122

4.625%, 12/31/2000                                                               6.22            50,000,000           49,848,178

5.50%, 12/31/2000                                                                6.34            20,000,000           19,966,797

4.50%, 1/31/2001                                                                 6.14            40,000,000           39,824,956

5.25%, 1/31/2001                                                                 6.17            10,000,000            9,972,501

5.375%, 2/15/2001                                                                6.17            10,000,000            9,972,959

7.75%, 2/15/2001                                                                 6.21            20,000,000           20,074,599

4.875%, 3/31/2001                                                                6.20            10,000,000            9,940,265

TOTAL U.S. TREASURY NOTES

   (cost $209,583,959)                                                                                               209,583,959


                                                                         Annualized

                                                                         Yield on

                                                                         Date of                 Principal

REPURCHASE AGREEMENTS--45.3%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.
   dated 10/31/2000, due 11/1/2000
   in the amount of $80,014,555
   (fully collateralized by $76,242,000
   U.S. Treasury Notes 4.25%

   due 1/15/2010, value $81,600,175)                                             6.55            80,000,000           80,000,000

C S First Boston Corp.
   dated 10/31/2000, due 11/1/2000
   in the amount of $70,012,697
   (fully collateralized by $71,368,000
   U.S. Treasury Notes 5.75% to 6.50%,
   due from 7/31/2001 to 10/31/2002,
   value $71,750,997)                                                            6.53            70,000,000           70,000,000

Goldman, Sachs & Co. dated 10/31/2000,
   due 11/1/2000 in the amount of $59,389,757
   (fully collateralized by $59,041,000
   U.S. Treasury Notes 6.375%
   due 6/30/2002, value $60,566,545)                                             6.55            59,378,953           59,378,953

TOTAL REPURCHASE AGREEMENTS
   (cost $209,378,953)                                                                                               209,378,953
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $458,826,925)                                                                 99.2%          458,826,925

CASH AND RECEIVABLES (NET)                                                                              .8%            3,539,476

NET ASSETS                                                                                           100.0%          462,366,401

SEE NOTES TO FINANCIAL STATEMENT.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost                    Value
----------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including Repurchase Agreements of
   $209,378,953)--Note 1(c)                             458,826,925              458,826,925

Cash                                                                                  57,612

Interest receivable                                                                3,613,674

                                                                                 462,498,211
-------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                131,810
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                   462,366,401
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                   462,366,779

Accumulated net realized (loss) on investments                                           (378)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                    462,366,401
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)                    462,366,779

NET ASSET VALUE, offering and redemption price per share ($)                             1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     24,870,987

EXPENSES:

Management fee--Note 2(a)                                              639,554

Shareholder servicing costs--Note 2(b)                                 639,554

TOTAL EXPENSES                                                       1,279,108

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN

   NET ASSETS RESULTING FROM OPERATIONS                             23,591,879

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         23,591,879          25,986,617

Net realized gain (loss) from investments              --                (378)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   23,591,879          25,986,239
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (23,591,879)        (25,986,617)

Net realized gain on investments                       --            (160,744)

TOTAL DIVIDENDS                               (23,591,879)        (26,147,361)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,462,620,773       4,828,958,916

Dividends reinvested                            1,820,483           3,272,221

Cost of shares redeemed                    (3,475,416,008)     (5,004,026,360)

INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL STOCK TRANSACTIONS     (10,974,752)       (171,795,223)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (10,974,752)       (171,956,345)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           473,341,153         645,297,498

END OF PERIOD                                 462,366,401         473,341,153

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                   Year Ended October 31,
                                                                 ---------------------------------------------------------------

                                                                 2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .055          .047          .051           .050          .051

Distributions:

Dividends from investment income--net                           (.055)        (.047)        (.051)         (.050)        (.051)

Net asset value, end of period                                   1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.64          4.58          5.22           5.16          5.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30          .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                         5.53         4.45           5.10           5.04          5.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         462,366      473,341        645,297        776,726       666,360

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $378 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in
fact   paid   directly   by   the  Manager  to  the  non-interested  Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2000, the fund was charged $639,554 pursuant to the Plan, of which $442,290 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Fund hereby designates 58.16% of the ordinary income dividends paid during its fiscal year ended October 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

                                                           For More Information

                        Dreyfus

                        Institutional U.S. Treasury

                        Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  930AR0010




Dreyfus Disciplined Smallcap Stock Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                            Smallcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Smallcap Stock Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gene Cervi.

The Russell 2000 Index, a broad measure of small-cap stock performance, rose more than 17% over the 12-month reporting period. Investor enthusiasm over technology stocks drove the market to new highs. Conversely, in the first nine months of 2000, the small-cap investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Disciplined Smallcap Stock Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of 15.25% .(1) In comparison, the fund' s benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600") returned 25.26% for the same period.(2)

While small-cap stocks benefited from strong investor interest during the reporting period, the fund's relative performance lagged primarily due to our stock selection within the technology sector.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap stocks that blends growth and value investment styles. The stocks are chosen using a disciplined process that combines computer modeling techniques,
fundamental    analysis    and    risk    management.

The computer model identifies and ranks stocks based on more than a dozen variables related to financial strength, relative profit growth and the disparity between stock price and intrinsic worth. After the computer sifts through thousands of candidates for investment, we select what we believe to be the most attractive stocks using the insights of our investment analysts. The fund's portfolio is constructed to have approximately the same sector weightings as the S&P 600.

What other factors influenced the fund's performance?

Because the fund is structured to be similar to the S&P 600 in terms of sector weightings, a deviation in performance from the S&P 600 most likely is not attributable to an overemphasis on a particular sector of the market. If our results lag, it' s most likely because our quantitative model led us to select stocks that didn' t perform as well as the stocks that are included in the S&P
600. In fact, that is precisely what happened during the reporting period.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

For example, the fund's technology weighting included a number of initial public offerings (IPOs) , typically very speculative companies with no earnings that have just issued stock for the first time. When technology shares were booming during the first four months of the reporting period, many of these IPOs offered superior results. However, by March, the IPO market began to weaken along with the technology sector. In this kind of negative market environment, IPOs tend to perform much worse than more established companies, primarily because investors are less inclined to take on investment risk.

One of the fund' s best performers, Plexus, is a company that enables other companies to remain profitable by reducing or even removing their fixed
manufacturing   costs.   Home-based   in  Wisconsin,  Plexus  is  a  "contract"
manufacturer that designs, manufactures and assembles products for computer, medical, telecommunications and other industrial companies. A global manufacturer serving many continents would typically find it more cost effective to use a contract manufacturer such as Plexus. That's because the more expensive alternative would entail building manufacturing plants all over the world, incurring higher transportation costs and longer lead times in getting products to market.

Another strong performer for the fund was RenaissanceRe Holdings, whose customers include property and casualty insurance companies. As a "reinsurance" company, the firm sells insurance to other insurance companies to reduce the risk of losses from large-scale calamities. The company has benefited this year from significantly reduced catastrophe losses from hurricane and tornado damage. In addition, insurance companies, such as RenaissanceRe, have large bond investment portfolios that tend to perform well when interest rates peak and then begin to fall in a slowing economic environment. As this was the case during the reporting period, RenaissanceRe produced very strong returns for the fund.

Investors also looked for companies whose fortunes did not diminish as the economy slowed. A good example of this was found in the area of health care
stocks,    where    the    fund    benefited    from    its    holdings    in
Medicis Pharmaceutical, a company that offers prescription and over-the-counter treatments for skin conditions. During the reporting period, such "niche" pharmaceutical companies -- that is, those that offer solutions to a few specific ailments -- tended to perform better than very large pharmaceutical companies, whose stock prices experienced more dramatic swings in response to Congressional hearings on prescription drug prices.

What is the fund's current strategy?

We have remained consistent in our disciplined focus on small-cap stocks, which generally outperformed large-cap stocks during the reporting period. At the end of the reporting period, our investment model remained biased toward growth versus value. However, it appears that this bias may be declining. If it does, we would expect to increase the proportion of value stocks held in the portfolio.

November    15,    2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined SmallCap Stock Fund and the Standard & Poor's SmallCap 600 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                                            Inception                              From
                                                              Date             1 Year            Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                          9/30/98          15.25%             21.84%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED SMALLCAP STOCK FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--99.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.9%

Constellation Brands, Cl. A                                                                      22,350  (a)           1,089,562

CONSUMER CYCLICAL--14.2%

AnnTaylor Stores                                                                                 36,480  (a)           1,094,400

Cheesecake Factory                                                                               20,600  (a)             912,837

HON INDUSTRIES                                                                                   36,700                  883,094

Harman International Industries                                                                  53,300                2,558,400

Hot Topic                                                                                        35,300  (a)           1,209,025

Jack in the Box                                                                                  60,400  (a)           1,479,800

Kenneth Cole Productions, Cl. A                                                                  27,520  (a)           1,250,440

Pacific Sunwear of California                                                                    84,830  (a)           1,739,015

Pier 1 Imports                                                                                  113,900                1,509,175

Station Casinos                                                                                  57,600  (a)             928,800

Too                                                                                              41,080  (a)             942,273

Visteon                                                                                          96,200                1,701,537

Zale                                                                                             41,390  (a)           1,402,086

                                                                                                                      17,610,882

CONSUMER STAPLES--3.2%

Hain Celestial Group                                                                             65,290  (a)           2,591,197

Michael Foods                                                                                    53,610                1,444,119

                                                                                                                       4,035,316

ENERGY RELATED--7.3%

Helmerich & Payne                                                                                35,100                1,103,456

Louis Dreyfus Natural Gas                                                                        38,300  (a)           1,227,994

Newfield Exploration                                                                             36,000  (a)           1,359,000

ONEOK                                                                                            20,800                  824,200

Seitel                                                                                          102,400  (a)           1,536,000

UTI Energy                                                                                       54,500  (a)           1,093,406

Valero Energy                                                                                    57,700                1,907,706

                                                                                                                       9,051,762

HEALTH CARE--14.7%

Alpharma, Cl. A                                                                                  33,550                1,302,159

Aradigm                                                                                          43,800  (a)             969,075

Cooper Cos.                                                                                      27,180                  971,685

Dura Pharmaceuticals                                                                             50,600  (a)           1,742,537

Enzon                                                                                            22,400  (a)           1,596,000

IDEXX Laboratories                                                                               76,400  (a)           1,833,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Invitrogen                                                                                       11,100  (a)             844,294

Medicis Pharmaceutical, Cl. A                                                                    33,260  (a)           2,448,767

Patterson Dental                                                                                 75,660  (a)           2,369,104

Priority Healthcare, Cl. B                                                                       23,700  (a)           1,273,875

STERIS                                                                                           79,400  (a)           1,191,000

Sequenom                                                                                         18,300                  592,463

Triad Hospitals                                                                                  42,740  (a)           1,186,035

                                                                                                                      18,320,594

INTEREST SENSITIVE--13.7%

Allied Capital                                                                                   63,970                1,319,381

BlackRock                                                                                        22,700  (a)             967,587

Commerce Bancorp                                                                                 35,900                2,174,194

Cullen/Frost Bankers                                                                             90,310                3,008,452

Eaton Vance                                                                                      27,590                1,374,327

Legg Mason                                                                                       13,630                  707,908

MONY Group                                                                                       42,220                1,736,297

Radian Group                                                                                     28,600                2,027,025

RenaissanceRe Holdings                                                                           31,560                2,290,073

Webster Financial                                                                                59,610                1,452,994

                                                                                                                      17,058,238

INTERNET RELATED--1.1%

DigitalThink                                                                                     22,000                  775,156

Inet Technologies                                                                                15,900  (a)             651,900

                                                                                                                       1,427,056

PRODUCER GOODS--15.6%

Arch Chemicals                                                                                   40,100                  779,444

Astec Industries                                                                                 50,580  (a)             521,606

C&D Technologies                                                                                 22,900                1,353,963

Cambrex                                                                                          31,800                1,270,013

Hercules                                                                                         30,800                  564,025

Insituform Technologies, Cl. A                                                                   50,170  (a)           1,790,442

Manitowoc                                                                                        47,120                1,281,075

MasTec                                                                                           27,100  (a)             784,206

Milacron                                                                                         62,990                1,003,903

NCI Building Systems                                                                             59,890  (a)             932,038

Reliance Steel & Aluminum                                                                        75,300                1,788,375


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS (CONTINUED)

Stanley Works                                                                                    22,100                  588,412

Stewart & Stevenson Services                                                                     76,700                1,840,800

Teekay Shipping                                                                                  43,000                1,607,125

Terex                                                                                            83,810  (a)           1,031,911

Timken                                                                                           74,310                1,044,984

United Stationers                                                                                39,000  (a)           1,172,437

                                                                                                                      19,354,759

SERVICES--7.1%

Armor Holdings                                                                                   75,350  (a)           1,172,634

Catalina Marketing                                                                               70,130  (a)           2,752,603

Cox Radio, Cl. A                                                                                 41,770  (a)             950,268

Dollar Thrifty Automotive Group                                                                  63,100  (a)             970,163

Entercom Communications                                                                          23,620  (a)             925,609

Entravision Communications, Cl. A                                                                22,100                  390,894

Stericycle                                                                                       50,500  (a)           1,634,938

                                                                                                                       8,797,109

TECHNOLOGY--20.0%

Aclara Biosciences                                                                               12,200                  218,075

AudioCodes                                                                                       26,100  (a)           1,032,581

Black Box                                                                                        20,000  (a)           1,317,500

CheckFree                                                                                        15,680  (a)             780,080

DDi                                                                                              36,100                1,441,744

DMC Stratex Networks                                                                             62,320  (a)           1,441,150

Dallas Semiconductor                                                                             60,880                2,412,370

DuPont Photomasks                                                                                11,500  (a)             645,438

Henry (Jack) & Associates                                                                        21,100                1,160,500

KEMET                                                                                            68,700  (a)           1,915,013

Merix                                                                                            22,000  (a)           1,027,469

National Instruments                                                                             31,400  (a)           1,465,987

Photon Dynamics                                                                                  28,400  (a)           1,022,400

Plexus                                                                                           27,200  (a)           1,715,300

RSA Security                                                                                     34,500  (a)           2,001,000

RadiSys                                                                                          30,200  (a)             800,300

Remedy                                                                                           30,720  (a)             526,080

Sawtek                                                                                           13,500  (a)             686,812

TranSwitch                                                                                       23,740  (a)           1,370,985

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Trimble Navigation                                                                               28,400  (a)             674,500

Viasystems Group                                                                                 87,200                1,237,150

                                                                                                                      24,892,434

UTILITIES--1.9%

Cleco                                                                                            17,100                  813,319

Public Service Company of New Mexico                                                             55,900                1,540,744

                                                                                                                       2,354,063

TOTAL COMMON STOCKS

   (cost $111,251,922)                                                                                               123,991,775
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party Repurchase

  Agreement, 6.55%, dated 10/31/2000,

  due 11/1/2000 in the amount of $285,052

  (fully collateralized by $295,000 Federal Home

  Loan Mortgage Corp., Notes, 6.625%, 9/15/2009,

  value $295,362)

   (cost $285,000)                                                                              285,000                  285,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $111,536,922)                                                             99.9%              124,276,775

CASH AND RECEIVABLES (NET)                                                                          .1%                  182,279

NET ASSETS                                                                                       100.0%              124,459,054

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments--Note 1(c)                      111,536,922   124,276,775

Cash                                                                      4,963

Receivable for investment securities sold                             7,532,833

Dividends and interest receivable                                        42,127

Receivable for shares of Capital Stock subscribed                           700

                                                                    131,857,398
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   153,671

Payable for investment securities purchased                           7,189,648

Payable for shares of Capital Stock redeemed                             55,025

                                                                      7,398,344
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,459,054
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     118,970,535

Accumulated net realized gain (loss) on investments                 (7,251,334)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                           12,739,853
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     124,459,054
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Capital Stock authorized)     6,587,579

NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)    18.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         501,821

Interest                                                               245,237

TOTAL INCOME                                                           747,058

EXPENSES:

Management fee--Note 2(a)                                            1,177,402

Distribution fees--Note 2(b)                                           235,481

Loan commitment fees--Note 4                                               329

TOTAL EXPENSES                                                       1,413,212

INVESTMENT (LOSS)                                                     (666,154)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (7,251,334)

Net unrealized appreciation (depreciation) on investments            9,244,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,992,906

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,326,752

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (666,154)             (87,892)

Net realized gain (loss) on investments       (7,251,334)              80,509

Net unrealized appreciation (depreciation)
      on investments                           9,244,240            3,209,491

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,326,752            3,202,108

CAPITAL STOCK TRANSACTIONS ($):
--------------------------------------------------------------------------------

Net proceeds from shares sold                121,363,499           25,188,670

Cost of shares redeemed                      (21,813,496)         (10,237,144)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            99,550,003           14,951,526

TOTAL INCREASE (DECREASE) IN NET ASSETS      100,876,755           18,153,634
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           23,582,299            5,428,665

END OF PERIOD                                124,459,054           23,582,299
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    6,327,901            1,691,393

Shares redeemed                               (1,179,048)            (668,393)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  5,148,853            1,023,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                 Year Ended October 31,
                                                                                      ---------------------------------------
                                                                                       2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.39           13.06            12.50

Investment Operations:

Investment (loss)--net                                                                 (.14)(b)        (.09)(b)           --

Net realized and unrealized

   gain (loss) on investments                                                          2.64            3.42              .56

Total from Investment Operations                                                       2.50            3.33              .56

Net asset value, end of period                                                        18.89           16.39            13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      15.25           25.50             4.48(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50              .13(c)

Ratio of net investment (loss)

   to average net assets                                                               (.71)           (.56)            (.02)(c)

Portfolio Turnover Rate                                                              116.36           76.14             2.58(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               124,459          23,582            5,429

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor' s SmallCap 600((reg.tm) ) Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost  basis.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2000, there were no open financial futures contracts.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,773,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated investment (loss) on investments by $666,154 and decreased paid-in capital by that amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2000, the fund was charged $235,480 pursuant to the Plan, of which $195,659 was paid to DSC.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $203,950,709 and $103,832,412, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$12,739,853,   consisting  of  $20,034,730  gross  unrealized  appreciation  and
$7,294,877 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Smallcap Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from September 30, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Smallcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended, and for the period from September 30, 1998 (commencement of operations) to October 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000





                        For More Information

                        Dreyfus Disciplined
                        Smallcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  041AR0010





Dreyfus

Bond Market

Index Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            25   Financial Highlights

                            27   Notes to Financial Statements

                            32   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Bond Market Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Bond prices were mixed over the 12-month reporting period, with prices of U.S. Treasury securities generally ending the period higher while prices of investment-grade corporate bonds generally ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Bond Market Index Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, Dreyfus Bond Market Index Fund's Investor shares produced a total return of 6.34% and approximate income dividends of $0.5956 per share. The fund's BASIC shares produced a total return of 6.63% and approximate income dividends of $0.6220 per share.(1) In comparison, the fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), produced a total return of 7.30% for the same period.(2)

The fund seeks to replicate the total return provided by the Index. The difference in returns was primarily due to transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. To pursue that goal, the fund invests primarily in securities that are included in the Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 bonds in the Index. As a matter of policy, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. As of October 31, 2000, the Index and fund's average duration was approximately 4.8 years.

What other factors influenced the fund's performance?

As index investors, we do not base our investment decisions on market or economic trends; our goal is to replicate the return of the Index. However, we remain fully cognizant of the overall economic environment, and we are aware of
trends    that    may    affect    our    performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

That said, four primary factors influenced the performance of both the Index and the fund over the reporting period: lower returns from most other fixed-income securities as compared to U.S. Treasury securities; the recent government buyback program for U.S. Treasury securities; a series of short-term interest-rate hikes initiated by the Federal Reserve Board (the "Fed") earlier in the period; and the consolidation of broker/dealers within the fixed-income marketplace.

First, the difference in yields between U.S. Treasury securities and most other fixed-income securities has widened over the last 12 months to levels not seen in approximately 10 years. One explanation may be an increasing number of credit-quality downgrades being issued by the major independent rating services, which cited excessive corporate debt levels and a change in the business cycle as reasons for these downgrades. As a result, corporate bonds -- especially those with the lowest credit ratings -- have experienced the steepest declines.

Second, in mid-January the U.S. Government announced that it would use a portion of the federal budget surplus to buy back some outstanding U.S. Treasury securities with relatively high yields. This announcement triggered a wave of investor purchases of long-term Treasury securities, which helped drive yields of 30-year U.S. Treasury bonds below those of shorter term Treasuries.

Third, in four separate moves during November, February, March and May, the Fed raised interest rates for a total of 1.25 percentage points in an attempt to slow economic growth and forestall the buildup of inflationary pressures. While no changes to monetary policy have been made since May, the rising interest-rate environment during the first half of the reporting period created increased
volatility    for    the    Index    and    fund.

Finally, a consolidation within the broker/dealer industry, which began in 1998, has negatively affected the corporate fixed-income market. Several large brokerage firms have purchased smaller ones, thereby reducing the number of brokers available to invest capital in the bond market. Some large brokerage firms have abandoned this line of business altogether, choosing instead to pursue more profitable products within the brokerage industry. The reduced number of brokers has, in turn, constrained liquidity in the overall bond market and has contributed to wider yield differences among individual market sectors.

As a result of these influences, the best returns over the past 12 months for securities comprising the Index and the fund were provided by commercial mortgage-backed securities, followed by U.S. Treasuries, asset-backed securities and corporate securities.

What is the fund's current strategy?

As  an  index  fund,  we invested in the various areas of the bond market in the
same   proportions   as  the  Index.  Accordingly,  as  of  October  31,  2000,
approximately 41% of the fund' s assets were invested in mortgage-backed securities, 28% in U.S. Treasury securities, 24% in corporate bonds and asset-backed securities, 4% in repurchase agreements and 3% in U.S. Government agency bonds. These were the same general proportions represented in the Index as of October 31, 2000.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index
Fund BASIC Shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                                   Inception                                                          From

                                                     Date                1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                     4/28/94               6.34%                 5.64%                 6.49%

BASIC SHARES                                       11/30/93               6.63%                 5.90%                 5.84%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN BASIC SHARES OF DREYFUS BOND MARKET INDEX FUND ON 11/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF BASIC SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE NOVEMBER 14, 1997, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO SEEKING TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE FUND'S INVESTMENT POLICIES ALSO CHANGED AS OF NOVEMBER 14, 1997 TO PERMIT THE FUND TO INVEST IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES IN SEEKING TO REPLICATE THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PRIOR TO NOVEMBER 14, 1997, THE FUND'S OBJECTIVE WAS TO SEEK TO REPLICATE THE TOTAL RETURN OF THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

                                                                                              Principal

BONDS AND NOTES--96.7%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE AND AVIATION--.7%

American Airlines Pass-Through Trust,

   Ser. 1999-1, Cl. A-2, 7.024%, 2011                                                           250,000                  243,664

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   26,259

   Deb., 8.625%, 2031                                                                            10,000                   11,496

Raytheon:

   Notes, 6.45%, 2002                                                                           300,000                  296,174

   Notes, 6.5%, 2005                                                                             25,000                   24,181

Rockwell International,

   Notes, 6.75%, 2002                                                                            30,000                   29,992

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   56,006

                                                                                                                         687,772

ASSET-BACKED CTFS.--2.0%

Chase Manhattan Credit Card Master Trust,

   Ser. 1996-3, Cl. A, 7.04%, 2005                                                              700,000                  701,043

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  395,060

Premier Auto Trust,

   Ser. 1999-2, Cl. A-3, 5.49%, 2003                                                          1,000,000                  994,385

                                                                                                                       2,090,488

AUTOMOTIVE--1.0%

Daimler-Chrysler:

   Gtd. Notes, 8%, 2010                                                                         200,000                  204,841

   Medium-Term Notes, 7.375%, 2006                                                              120,000                  120,221

Dana,

   Notes, 7%, 2028                                                                              100,000                   73,280

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  105,564

General Motors:

   Notes, 7%, 2003                                                                               40,000                   40,189

   Sr. Notes, 8.8%, 2021                                                                        150,000                  163,748

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  308,737

                                                                                                                       1,016,580

BANKING--2.2%

Banc One,

   Sub. Notes, 9.875%, 2019                                                                       5,000                    5,841

BankAmerica,

   Sub. Notes, 7.75%, 2002                                                                       25,000                   25,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal

BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

BankAmerica Capital II,

   Gtd. Capital Securities, 8%, 2026                                                             55,000                   51,818

Bankers Trust New York,

   Sub. Deb, 7.5%, 2015                                                                          75,000                   72,534

Capital One Bank,

   Sr. Notes, 6.375%, 2003                                                                      200,000                  195,192

Chemical,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   13,752

Citigroup,

   Notes, 6.625%, 2028                                                                          100,000                   88,479

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                   92,062

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   55,886

First Union,

   Sub. Notes, 6.3%, 2008                                                                       100,000                   91,107

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                     175,000                  173,455

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  200,340

Key Bank,

   Sub. Deb, 6.95%, 2028                                                                        250,000                  219,418

MBNA America Bank,

   Sr. Notes, 7.75%, 2005                                                                       500,000                  496,737

   Sub. Notes, 6.75%, 2008                                                                      100,000                  92,449

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                    9,924

   Sub. Notes, 7.625%, 2005                                                                     190,000                  193,857

PNC Funding,

   Notes, 7%, 2004                                                                              225,000                  221,648

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   22,475

Wachovia,

   Sub. Notes, 6.375%, 2003                                                                      15,000                   14,829

Wells Fargo Capital ,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   27,905

                                                                                                                       2,365,008


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--.1%

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2002                                                                            40,000                   40,046

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   28,740

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    5,702

Pharmacia,

   Deb., 8.2%, 2025                                                                              20,000                   20,039

                                                                                                                          94,527

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.1%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A-2, 7.08%, 2009                                                          250,000                  249,905

GMAC Commercial Mortgage Securities,

   Ser. 1998-C1, Cl. A-2, 6.7%, 2008                                                            225,000                  218,602

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A-2, 6.847%, 2031                                                        150,000                  147,432

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A-2, 7.325%, 2009                                                          200,000                  203,344

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A-1, 6.25%, 2007                                                          386,549                  380,788

                                                                                                                       1,200,071

CONSUMER--.2%

Maytag,

   Deb., 9.75%, 2002                                                                              5,000                    5,160

Procter & Gamble:

   Deb., 8.7%, 2001                                                                              30,000                   30,439

   Notes, 5.25%, 2003                                                                           200,000                  193,366

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,305

                                                                                                                         239,270

ENTERTAINMENT/MEDIA--.9%

Disney (Walt),

   Sr. Notes, 6.75%, 2006                                                                        20,000                   19,985

News America Holdings,

   Notes, 8.25%, 2018                                                                           300,000                  291,856

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  197,747

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT/MEDIA (CONTINUED)

TCI Communications,

   Deb., 8.75%, 2015                                                                            250,000                  259,910

Time Warner,

   Deb., 6.95%, 2028                                                                            100,000                   89,634

Viacom,

   Deb., 7.625%, 2016                                                                           125,000                  125,054

                                                                                                                         984,186

FINANCIAL SERVICES--3.0%

Aetna Services,

   Notes, 7.625%, 2026                                                                           50,000                   48,428

American Express Credit,

   Notes, 6.125%, 2001                                                                           40,000                   39,778

American General Finance,

   Notes, 8.125%, 2009                                                                           10,000                   10,278

Associates Corp. of North America,

   Sr. Notes, 6.625%, 2005                                                                       10,000                    9,796

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,415

   Sr. Notes, 7.25%, 2006                                                                        75,000                   73,207

CIT Group,

   Sr. Notes, 7.125%, 2004                                                                      600,000                  590,690

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   47,364

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          250,000                  256,281

Ford Capital B.V.,

   Notes, 9.875%, 2002                                                                           25,000                   26,008

Ford Motor Credit,

   Notes, 6.75%, 2008                                                                            20,000                   18,879

GMAC:

   Deb., 6%, 2011                                                                                70,000                   61,749

   Notes, 7.125%, 2003                                                                          500,000                  500,844

General Electric Capital:

   Notes, 8.3%, 2009                                                                             15,000                   16,158

   Notes, 8.125%, 2012                                                                          100,000                  107,929


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

General Electric Credit,

   Deb., 5.5%, 2001                                                                              10,000                    9,887

Goldman Sachs,

   Notes, 7.8%, 2010                                                                            200,000                  202,269

Household Finance:

   Notes, 8%, 2004                                                                               15,000                   15,358

   Notes, 6.5%, 2008                                                                            200,000                  185,573

Lehman Brothers,

   Notes, 6.625%, 2008                                                                          200,000                  184,566

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,377

   Notes, 6.875%, 2018                                                                          250,000                  229,794

Norwest Financial,

   Sr. Notes, 7%, 2003                                                                           15,000                   15,016

Paine Webber:

   Notes, 7.625%, 2008                                                                          175,000                  178,308

   Sr. Notes, 6.55%, 2008                                                                       150,000                  143,550

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   78,608

   Notes, 7%, 2007                                                                               35,000                   32,858

U.S. Leasing International,

   Notes, 6.625%, 2003                                                                           30,000                   29,600

                                                                                                                       3,138,568

FOOD & BEVERAGES--.8%

Archer-Daniels-Midland,

   Deb., 0%, 2002                                                                                 5,000                    4,506

Coca-Cola,

   Notes, 6.625%, 2002                                                                           35,000                   34,886

Coca-Cola Enterprises:

   Deb., 8.5%, 2022                                                                             100,000                  107,236

   Notes, 7.875%, 2002                                                                           15,000                   15,149

Diageo,

   Notes, 6.125%, 2005                                                                          200,000                  192,517

Heinz (H.J.),

   Deb., 6.375%, 2028                                                                           100,000                   86,791

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   33,758

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   35,817

Ralston-Purina Group,

   Notes, 8.625%, 2022                                                                           40,000                   42,401

Safeway,

   Notes, 7.5%, 2009                                                                            200,000                  198,398

Seagram,

   Deb., 8.35%, 2022                                                                             10,000                   11,856

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   15,122

Sysco,

   Notes, 7%, 2006                                                                               25,000                   25,226

                                                                                                                         803,663

FOREIGN--4.5%

Amoco Canada,

   Deb., 6.75%, 2023                                                                            250,000                  232,679

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       250,000                  244,837

Bayerische Landesbank Girozentrale,

   Sub. Notes, 7.375%, 2002                                                                     300,000                  302,743

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              300,000                  306,949

Dresdner Bank-New York,

   Sub. Notes, 7.25%, 2015                                                                      145,000                  135,382

Hydro-Quebec:

   Ser. HH, Deb., 8.5%, 2029                                                                     10,000                   11,104

   Ser. HK, Deb., 9.375%, 2030                                                                   20,000                   24,216

Inter-American Development Bank,

   Deb., 6.125%, 2002                                                                           600,000                  596,732

Italy Government Bonds,

   Deb., 6.875%, 2023                                                                            70,000                   68,955

KFW International Finance,

   Deb., 8%, 2010                                                                                35,000                   37,156

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  202,466


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  287,254

Province of British Columbia:

   Bonds, 7%, 2003                                                                               20,000                   20,119

   Bonds, 6.5%, 2026                                                                             25,000                   22,611

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   11,613

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   28,926

Province of Ontario:

   Deb., 7%, 2005                                                                                40,000                   40,497

   Notes, 7.625%, 2004                                                                          400,000                  411,886

Province of Quebec,

   Deb., 7.5%, 2023                                                                              50,000                   49,797

Province of Saskatchewan, C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   11,812

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   24,256

Republic of Ireland,

   Deb., 7.875%, 2001                                                                           150,000                  151,447

Republic of Korea,

   Notes, 8.875%, 2008                                                                          300,000                  313,950

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                   97,339

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  142,735

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                   99,202

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                           150,000                  149,513

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  201,263

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  194,610

United Mexican States,

   Notes, 9.875%, 2010                                                                          275,000                  286,688

                                                                                                                       4,708,737

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--.8%

Aluminum Co. of America:

   Notes, 5.75%, 2001                                                                            50,000                   49,805

   Notes, 7.375%, 2010                                                                          300,000                  303,334

Bass America,

   Notes, 8.125%, 2002                                                                           15,000                   15,137

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   63,285

Caterpillar,

   Deb., 9.375%, 2011                                                                           150,000                  169,605

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                    9,795

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   34,187

Lucent Technologies,

   Deb., 6.5%, 2028                                                                             150,000                  117,570

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   44,312

TRW,

   Notes, 6.25%, 2010                                                                           100,000                   86,767

                                                                                                                         893,797

INSURANCE--.7%

Cincinnati Financial,

   Deb., 6.9%, 2028                                                                             100,000                   87,540

Hartford Life,

   Notes, 6.9%, 2004                                                                            400,000                  396,954

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   80,155

Torchmark,

   Deb., 8.25%, 2009                                                                            150,000                  152,957

                                                                                                                         717,606

OIL AND GAS--.4%

Atlantic Richfield,

   Deb., 9%, 2021                                                                                15,000                   17,727

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  218,835

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   22,839

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  213,794

                                                                                                                         473,195


                                                                                                                       Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER--.0%

Private Export Funding,

   Secured Notes, 8.4%, 2001                                                                     30,000                   30,388

PAPER PRODUCTS--.2%

Bowater,

   Deb., 9.375%, 2021                                                                            10,000                   10,386

Georgia-Pacific:

   Deb., 9.625%, 2022                                                                            25,000                   25,009

   Notes, 7.75%, 2029                                                                           125,000                  111,248

International Paper,

   Notes, 7.625%, 2007                                                                           10,000                   10,064

Weyerhaeuser,

   Deb., 7.95%, 2025                                                                             20,000                   19,804

                                                                                                                         176,511

RETAIL--.6%

Dayton Hudson,

   Deb., 8.5%, 2022                                                                              20,000                   19,954

Federated Department Stores,

   Deb., 7%, 2028                                                                               100,000                   75,767

Gap,

   Notes, 6.9%, 2007                                                                            280,000                   259,605

Limited,

   Deb., 7.5%, 2023                                                                             110,000                   92,830

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   15,899

Wal-Mart Stores:

   Notes, 5.875%, 2005                                                                           25,000                   24,115

   Sr. Notes, 6.875%, 2009                                                                      150,000                  149,351

                                                                                                                         637,521

TECHNOLOGY--2.0%

Compaq Computer,

   Notes, 7.45%, 2002                                                                         1,000,000                1,003,796

Electronic Data Systems,

   Notes, 7.125%, 2009                                                                          300,000                  298,527

Hewlett Packard,

   Notes, 7.15%, 2005                                                                           300,000                  300,775

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   76,374

   Deb., 7%, 2025                                                                               220,000                  207,585

Marconi,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  193,369

                                                                                                                       2,080,426

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH--1.4%

AT&T:

   Deb., 5.125%, 2001                                                                            50,000                   49,607

   Deb., 8.35%, 2025                                                                              5,000                    4,851

   Notes, 7%, 2005                                                                               15,000                   14,639

Alltel

   Sr. Notes, 7.6%, 2009                                                                        550,000                  543,645

Bell Telephone Pennsylvania,

   Deb., 6.75%, 2008                                                                            250,000                  242,971

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                   84,939

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   36,614

MCI Worldcom,

   Notes, 6.95%, 2028                                                                           120,000                  105,970

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   25,522

New York Telephone,

   Deb., 8.625%, 2010                                                                             5,000                    5,380

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   68,877

   Deb., 7.125%, 2026                                                                            10,000                    9,397

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  147,099

U.S. West Communications,

   Deb., 6.875%, 2033                                                                            25,000                   20,878

Vodafone Airtouch,

   Unsub. Notes, 7.75%, 2010                                                                    150,000  (a)             153,010

                                                                                                                       1,513,399

TOBACCO--.0%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    5,320

Philip Morris,

   Deb., 8.375%, 2017                                                                             9,000                    8,546

                                                                                                                          13,866

TRANSPORTATION--.2%

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                   86,948

Federal Express,

   Notes, 9.875%, 2002                                                                           15,000                   15,494


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   10,893

   Deb., 7.8%, 2027                                                                              50,000                   48,711

United Parcel Service,

   Deb., 8.375%, 2020                                                                            10,000                   11,010

                                                                                                                         173,056

UTILITIES--1.6%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   10,099

   First Mortgage Bonds, 7.5%, 2023                                                              33,000                   31,118

Carolina Power & Light,

   First Mortgage Bonds, 8.2%, 2022                                                              15,000                   14,838

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  192,371

Florida Power & Light:

   First Mortgage Bonds, 6.625%, 2003                                                            30,000                   29,693

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   23,856

Gulf States Utilities,

   First Mortgage Bonds, 6.41%, 2001                                                             45,000                   44,732

MCN Investment,

   Notes, 6.3%, 2001                                                                            300,000  (b)             298,046

New York State Electric & Gas,

   First Mortgage Bonds, 9.875%, 2020                                                            10,000                   10,434

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            400,000                  405,464

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           100,000                   94,249

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   24,364

Public Service Electric & Gas:

   First Mortgage Bonds, 6.125%, 2002                                                            20,000                   19,717

   First Mortgage Bonds, 6.5%, 2004                                                              25,000                   24,449

Sempra Energy,

   Notes, 7.95%, 2010                                                                           200,000                  201,684

South Carolina Electric & Gas,

   First Mortgage Bonds, 9%, 2006                                                                20,000                   21,468

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   36,527

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   24,242

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                            25,000                   25,567

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  181,696

                                                                                                                       1,714,614

U.S. GOVERNMENTS--27.9%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            2,300,000                2,165,289

   7.25%, 5/15/2016                                                                             110,000                  123,815

   7.625%, 2/15/2007                                                                          1,060,000                1,076,727

   7.875%, 2/15/2021                                                                          1,380,000                1,679,501

   8%, 11/15/2021                                                                             1,100,000                1,359,875

   8.75%, 11/15/2008                                                                            225,000                  241,569

   8.75%, 5/15/2020                                                                           1,480,000                1,941,656

   8.75%, 8/15/2020                                                                             290,000                  381,127

   8.875%, 8/15/2017                                                                          1,525,000                1,982,485

   9.375%, 2/15/2006                                                                            700,000                  810,656

   10.75%, 2/15/2003                                                                            830,000                  913,257

   10.75%, 5/15/2003                                                                            115,000                  127,785

   10.75%, 8/15/2005                                                                            765,000                  918,145

   11.25%, 2/15/2015                                                                             25,000                   37,500

   11.625%, 11/15/2004                                                                        1,185,000                1,425,697

   11.875%, 11/15/2003                                                                           10,000                   11,625

   12%, 8/15/2013                                                                               445,000                  608,853

   12.5%, 8/15/2014                                                                              40,000                   57,502

   12.75%, 11/15/2010                                                                            75,000                   96,716

   14%, 11/15/2011                                                                               30,000                   42,025

   15.75%, 11/15/2001                                                                            15,000                   16,403

U.S. Treasury Notes:

   5.625%, 5/15/2008                                                                            825,000                  813,541

   5.75%, 11/30/2002                                                                          1,500,000                1,494,375

   5.875%, 2/15/2004                                                                          1,700,000                1,700,119

   5.875%, 11/15/2004                                                                           535,000                  535,358

   6%, 8/15/2004                                                                              1,000,000                1,004,380

   6%, 8/15/2009                                                                              3,000,000                3,032,070

   6.25%, 1/31/2002                                                                           2,535,000                2,536,268

   6.25%, 2/15/2003                                                                           1,530,000                1,540,557

   6.5%, 5/15/2005                                                                              750,000                  770,558

                                                                                                                      29,445,434

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKEDS--44.4%

Federal Farm Credit Banks,

   Bonds, 5.25%, 2002                                                                         2,000,000                1,965,970

Federal Home Loan Banks:

   Bonds, 5.785%, 2003                                                                          500,000                  493,136

   Notes, 4.875%, 2002                                                                          350,000                  343,414

Federal Home Loan Mortgage Corp.:

   Debs., 6.34%, 2002                                                                           500,000                  496,411

   Notes, 5.75%, 2008                                                                         1,650,000                1,568,416

   Notes, 6.875%, 2005                                                                          700,000                  708,974

   6%, 12/1/2013-2/1/2029                                                                     2,484,862                2,373,784

   6.5%, 3/1/2011-9/1/2029                                                                    3,680,005                3,563,246

   7%, 9/1/2011-9/1/2029                                                                      2,269,319                2,236,697

   7.5%, 7/1/2010-3/1/2030                                                                    2,023,878                2,034,244

   8%, 5/1/2026-8/1/2026                                                                        863,339                  877,032

   8.5%, 6/1/2030                                                                               481,275                  492,854

Federal National Mortgage Association:

   Bonds, 6.25%, 2029                                                                         1,150,000                1,077,152

   Medium-Term Notes, 5.59%, 2002                                                               100,000                   98,894

   Medium-Term Notes, 6.06%, 2003                                                               500,000                  494,699

   Notes, 5.125%, 2004                                                                        1,717,000                1,654,489

   Notes, 5.25%, 2009                                                                         1,525,000                1,389,473

   5.5%, 3/1/2014                                                                               423,206                  400,061

   6%, 6/1/2011-7/1/2029                                                                      2,437,510                2,313,406

   6.5%                                                                                         500,000  (c)             480,780

   6.5%, 1/1/2005-11/15/2030                                                                  4,923,262                4,767,920

   7%, 8/1/2008-10/1/2029                                                                     3,874,043                3,819,706

   7.5%, 8/1/2015-6/1/2030                                                                    2,201,028                2,207,888

   8%, 5/1/2027-10/1/2030                                                                     1,380,337                1,399,481

   8.5%, 2/1/2025                                                                               193,037                  199,249

   9%                                                                                           350,000  (c)             360,444

Financing Corp:

   Bonds, 9.65%, 2018                                                                            10,000                   12,837

   Bonds, 8.6%, 2019                                                                             40,000                   47,250

Government National Mortgage Association I:

   6%, 2/15/2029                                                                                730,245                  688,797

   6.5%, 9/15/2008-7/15/2029                                                                  2,320,123                2,253,205

   7%, 10/15/2011-9/15/2029                                                                   2,244,063                2,225,847

   7.5%, 12/15/2026-8/15/2030                                                                 1,848,454                1,860,269

   8%, 8/15/2024-10/15/2029                                                                     926,296                  944,789

   8.5%, 10/15/2026                                                                             178,334                  183,740

   9%, 2/15/2022-2/15/2023                                                                      316,479                  331,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKEDS (CONTINUED)

Resolution Funding:

   Deb. 8.625%, 2030                                                                             15,000                   19,359

   Deb. 8.875%, 2020                                                                             75,000                   94,356

Tennessee Valley Authority:

   Deb., 6%, 2013                                                                               450,000                  419,647

   Deb., 7.85%, 2044                                                                             10,000                   10,190

                                                                                                                      46,909,266

TOTAL BONDS AND NOTES

   (cost $102,254,543)                                                                                               102,107,949
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--4.2%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 6.55%, dated 10/31/2000,

  due 11/1/2000 in the amount of $4,447,469 (fully

  collateralized by $4,275,800 U.S. Treasury Notes,

  6.5% due 2/15/2010 value $4,536,292)

   (cost $4,446,660)                                                                          4,446,660                4,446,660
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $106,701,203)                                                            100.9%              106,554,609

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.9%)                (902,246)

NET ASSETS                                                                                       100.0%              105,652,363

(A)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCOTOBER 31, 2000, THIS SECURITY
AMOUNTED TO $153,010 OR .1% OF NET ASSETS.

(B)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION. THE STATED
MATURITY IS 4/2/2011.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABLILITIES

October 31, 2000

                                                                          Cost        Value
---------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                                           106,701,203  106,554,609

Cash                                                                                  81,679

Interest receivable                                                                1,406,060

Receivable for shares of Capital Stock subscribed                                      9,520

                                                                                 108,051,868
------------------------------------------------------------------------------------------------------------------------------------

LIABLILITES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                20,589

Payable for investment securities purchased                                       2,374,084

Payable for shares of Capital Stock redeemed                                          4,832

                                                                                  2,399,505
-------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                  105,652,363
-------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                 107,606,949

Accumulated net realized gain (loss) on investments                              (1,807,992)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                           (146,594)
-------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                  105,652,363

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         35,612,787  70,039,576

Shares Outstanding                                      3,700,601   7,269,841
--------------------------------------------------------------------------------

NET ASSETS VALUE PER SHARE ($)                               9.62       9.63

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,450,934

EXPENSES:

Management fee--Note 2(a)                                              145,036

Distribution fees (Investor Shares)--Note 2(b)                          78,152

Loan commitment fees--Note 4                                               959

TOTAL EXPENSES                                                         224,147

INVESTMENT INCOME--NET                                               6,226,787
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (1,566,106)

Net unrealized appreciation (depreciation) on investments            1,286,147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (279,959)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,946,828

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended October 31,
                                                   -----------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,226,787            4,521,447

Net realized gain (loss) on investments        (1,566,106)            (235,135)

Net unrealized appreciation (depreciation) on
investments                                     1,286,147           (3,673,368)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,946,828              612,944
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (1,952,848)          (1,098,543)

BASIC shares                                   (4,279,152)          (3,417,691)

Net realized gain on investments:

Investor shares                                        --              (13,369)

BASIC shares                                           --             (389,542)

TOTAL DIVIDENDS                                (6,232,000)          (4,919,145)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                24,069,220           41,663,441

BASIC shares                                   24,339,942           56,683,374

Dividends reinvested:

Investor shares                                 1,879,105            1,096,075

BASIC shares                                    4,279,152            3,605,034

Cost of shares redeemed:

Investor shares                               (23,814,389)          (9,667,040)

BASIC shares                                  (22,746,007)         (48,548,008)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   8,007,023           44,832,876

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,721,851           40,526,675
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                            97,930,512           57,403,837

END OF PERIOD                                 105,652,363           97,930,512

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                     2,520,136            4,221,976

Shares issued for dividends reinvested            197,636              112,563

Shares redeemed                                (2,517,014)            (985,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     200,758            3,348,564
--------------------------------------------------------------------------------

BASIC SHARES

Shares sold                                     2,541,593            5,839,805

Shares issued for dividends reinvested            450,125              363,500

Shares redeemed                                (2,384,167)          (4,980,266)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     607,551            1,223,039

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended October 31,
                                                                 --------------------------------------------------------------

INVESTOR SHARES                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.63         10.26          9.99          9.78          9.93

Investment Operations:

Investment income--net                                            .60           .56           .59           .57           .57

Net realized and unrealized
   gain (loss) on investments                                    (.01)         (.56)          .32           .21          (.15)

Total from Investment Operations                                  .59            --           .91           .78           .42

Distributions:

Dividends from investment income--net                            (.60)         (.56)         (.59)         (.57)         (.57)

Dividends from net realized gain
   on investments                                                  --          (.07)         (.05)            --           --

Total Distributions                                              (.60)         (.63)         (.64)         (.57)         (.57)

Net asset value, end of period                                   9.62          9.63         10.26          9.99          9.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.34           .03          9.43          8.29          4.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .40           .40           .40           .60           .65

Ratio of net investment income
   to average net assets                                         6.25          5.72          5.79          5.82          5.80

Portfolio Turnover Rate                                         67.33         73.14         43.39         48.86         42.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                 35,613        33,699         1,552           120            80

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended October 31,
                                                                 --------------------------------------------------------------

BASIC SHARES                                                     2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.64         10.27         10.00          9.80          9.94

Investment Operations:

Investment income--net                                            .62           .59           .61           .60           .59

Net realized and unrealized gain (loss)
   on investments                                                (.01)         (.56)          .32           .20          (.14)

Total from Investment Operations                                  .61           .03           .93           .80           .45

Distributions:

Dividends from investment income--net                            (.62)         (.59)         (.61)         (.60)         (.59)

Dividends from net realized gain
   on investments                                                  --          (.07)         (.05)           --            --

Total Distributions                                              (.62)         (.66)         (.66)         (.60)         (.59)

Net asset value, end of period                                   9.63          9.64         10.27         10.00          9.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.63           .29          9.69          8.46          4.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .15           .15           .15           .35           .40

Ratio of net investment income
   to average net assets                                         6.53          5.96          6.06          6.12          6.02

Portfolio Turnover Rate                                         67.33         73.14         43.39         48.86         42.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                 70,040        64,232        55,852        33,234        32,986

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are
representative   of   the   bid   side   of   the   market   in  the

                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,684,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $112,000 of the carryover expires in fiscal 2007 and $1,572,000 expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.


(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 2000, the Investor shares were charged $78,152 pursuant to the Plan, of which $50,421 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $64,393,694 and $85,056,796, respectively.

At October 31, 2000, accumulated net unrealized depreciation on investments was $146,594, consisting of $1,137,396 gross unrealized appreciation and $1,283,990 gross unrealized depreciation.

At October 31, 2000, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

December 8, 2000



                                                           For More Information

                        Dreyfus

                        Bond Market Index Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  310AR0010




Dreyfus

Money Market

Reserves

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            20   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Money Market Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
David    Hertan.

Yields on money market instruments generally rose over the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at its February, March and May 2000 meetings. However, amid signs that its previous interest-rate hikes had begun to slow the economy, the Fed refrained from raising rates further at its meetings in June and August of 2000. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and income potential of money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Money Market Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the 12-month period ended October 31, 2000, Dreyfus Money Market Reserves' Investor shares produced an annualized yield of 5.54% while its Class R shares produced an annualized yield of 5.74%. After taking into account the effects of compounding, the annualized effective yields for the Investor shares and Class R shares were 5.69% and 5.90%, respectively.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively short average maturity for the portfolio. This position enabled us to capture higher yields more quickly as interest rates rose during much of the period.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of income, a stable net asset value and a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. To pursue that goal, we invest in a diversified portfolio of high quality short-term debt securities, such as those issued by the United States Government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers, and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio
maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

The fund was primarily influenced by higher short-term interest rates over the past year. Higher interest rates were primarily the result of a

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

more restrictive monetary policy on the part of the Federal Reserve Board (the "Fed").

When the reporting period began, the U.S. economy was growing quickly, fueling concerns that long-dormant inflationary pressures might reemerge. The Fed raised interest rates by 0.25 percentage points each in November 1999, February 2000 and March 2000, and by 0.50 percentage points in May 2000. As might be expected, the money markets reacted to the Fed's interest-rate hikes in the form of higher yields.

During the first calendar quarter of 2000, the economy grew at a strong 4.8%, well above the level most analysts believed may trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns, strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

In the second calendar quarter, economic growth accelerated to an even more robust 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in the technology sector of the stock market. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation.

From July through the end of the reporting period, however, we saw signs that the Fed' s rate hikes may have begun to have the desired effect of slowing the
economy.   Retail  sales  declined,  housing  starts  slowed  dramatically,  and inflation  appeared  to  be relatively benign. As a result, the Fed chose not to
raise   rates  further  at  its  June,  August  or  October  meetings.  Indeed, third-quarter GDP slowed to a more sustainable growth rate of approximately 2.7%
 . What' s more, the corrections in the Nasdaq stock market during the reporting period may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident in the stock market's returns. As a result of these factors, money market rates began to trend lower toward the end of the reporting period.


What is the fund's current strategy?

As of October 31, 2000, the largest portion of the fund's assets was invested in floating-rate notes, followed by commercial paper, foreign bank obligations, time deposits and short-term bank notes.

In addition, in October we began to extend the portfolio's average maturity -- a measure of its sensitivity to interest-rate movements. We have chosen to maintain a slightly longer average maturity because the economy has continued to slow, suggesting that the Fed is unlikely to raise interest rates again in 2000. In fact, some analysts believe that the Fed' s next move may be to reduce interest rates if the economy slows too much.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000


                                                                                             Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--30.3%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank Austria AG (Yankee)

   6.62%, 7/16/2001                                                                          10,000,000  (a)           9,996,902

Bank of Nova Scotia (Yankee)

   6.70%-6.72%, 1/2/2001-2/5/2001                                                            28,000,000               27,999,002

Bayerische Hypo-Und Vereinsbank (Yankee)

   6.83%, 4/6/2001                                                                           15,000,000               14,999,088

Bayerische Landesbank NY (Yankee)

   6.58%, 3/1/2001                                                                           10,000,000  (a)           9,998,192

Commerzbank AG (Yankee)

   6.80%, 4/17/2001                                                                          10,000,000                9,998,699

Credit Agricole-Indosuez S.A. (Yankee)

   7.01%, 7/16/2001                                                                          15,000,000               14,998,501

Credit Commerciale de Belgique (Yankee)

   7.24%, 5/9/2001                                                                            5,000,000                5,000,122

Deutsche Bank AG (Yankee)

   6.57%, 1/22/2001                                                                          15,000,000               14,998,559

Dresdner Bank AG (Yankee)

   6.75%, 2/26/2001                                                                           7,000,000                6,999,149

Landesbank Baden-Wuerttemberg (Yankee)

   6.72%, 1/2/2001                                                                           20,000,000               20,000,342

Lloyds Bank PLC (Yankee)

   6.88%, 12/7/2000                                                                          15,000,000               15,000,290

Rabobank Nederland (Yankee)

   6.98%, 7/24/2001                                                                          15,000,000               14,998,969

Royal Bank of Canada (Yankee)

   6.74%, 2/22/2001                                                                          15,000,000               14,990,661

Svenska Handelsbanken (Yankee)

   7.00%, 7/12/2001                                                                          15,000,000               14,998,031

UBS AG (Yankee)

   6.95%, 6/22/2001                                                                          10,000,000               10,004,999

Westdeutsche Landesbank Girozentrale (Yankee)

   6.59%, 3/23/2001                                                                          15,000,000  (a)          14,997,156

TOTAL NEGOTIABLE CERTIFICATES OF DEPOSIT

   (cost $219,978,662)                                                                                               219,978,662
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--29.1%
--------------------------------------------------------------------------------

Aesop Funding Corp.

   6.55%, 12/1/2000                                                                          15,000,000               14,918,750

ANC Rental Corp.

   6.57%, 11/17/2000                                                                         15,000,000               14,956,467

AT&T Corp.

   6.82%, 7/13/2001                                                                          15,000,000               15,000,000


                                                                                             Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Centric Capital Corp.

   6.51%-6.55%, 11/2/2000-11/30/2000                                                         27,200,000               27,128,249

Countrywide Home Loans

   6.58%, 11/14/2000                                                                         30,000,000               29,929,006

FCAR Owner Trust

   6.53%, 11/2/2000                                                                          20,000,000               19,996,383

Fleet Funding Corp.

   6.54%, 11/21/2000                                                                          7,111,000                7,085,361

Fountain Square Communication Funding Corp.

   6.54%-6.63%, 11/1/2000-11/24/2000                                                         24,417,000               24,388,688

General Electric Capital Corp.

   6.64%, 11/1/2000                                                                          20,000,000               20,000,000

Homeside Lending Inc.

   6.54%, 11/10/2000                                                                          8,393,000                8,379,361

Household International Inc.

   6.56%, 11/28/2000                                                                         30,000,000               29,853,300

TOTAL COMMERCIAL PAPER

   (cost $211,635,565)                                                                                               211,635,565
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--25.2%
--------------------------------------------------------------------------------

AT&T Capital Corp.

   6.30%-6.77%, 11/15/2000-4/9/2001                                                          20,625,000               20,634,735

Bank Austria AG

   6.57%, 2/16/2001                                                                           6,000,000  (a)           5,998,928

Bank One Corp.

   6.61%, 11/24/2000                                                                          6,000,000  (a)           6,000,833

BankAmerica Corp.

   6.74%, 9/11/2001                                                                           5,000,000  (a)           5,006,823

Bayerische Landesbank

   7.30%, 2/28/2001                                                                             580,000                  578,188

Caterpillar Financial Services Corp.

   6.69%-6.71%, 5/4/2001--7/30/2001                                                          18,250,000  (a)          18,258,341

Chrysler Financial Co. LLC

   6.60%-6.61%, 1/29/2001--6/15/2001                                                          7,000,000  (a)           7,001,326

Citicorp

   6.63%, 11/10/2000                                                                          2,500,000  (a)           2,500,044

First Bank System Inc.

   6.60%, 1/17/2001                                                                           3,500,000  (a)           3,500,659

Ford Motor Company

   6.75%, 9/15/2001                                                                             700,000                  712,586

Ford Motor Credit Corp.

   6.58%--6.67%, 3/5/2001-9/25/2001                                                           1,907,000  (a)           1,910,327

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

CORPORATE NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

General Motors Acceptance Corp.

   6.64%-6.66%, 8/6/2001-8/23/2001                                                            2,000,000                2,002,545

Hydro-Quebec

   6.22%-6.28%, 12/4/2000-12/15/2000                                                          2,250,000                2,255,556

IBM Credit Corp.

   6.60%, 5/21/2001                                                                          15,000,000  (a)          15,001,365

Merrill Lynch & Co.

   6.58%-6.76%, 1/23/2001-10/12/2001                                                         18,500,000  (a)          18,510,399

Morgan (J.P.) & Co.

   6.61%, 3/16/2001                                                                          15,000,000  (a)          15,000,000

Morgan Stanley Group, Inc.

   6.59%, 2/6/2001                                                                            1,470,000  (a)           1,470,928

Morgan Stanley, Dean Witter, Discover & Co.

   6.60%, 3/16/2001                                                                          15,000,000  (a)          15,000,000

National Rural Utilities Corp.

   6.74%, 7/20/2001                                                                          18,000,000  (a)          17,998,713

New Jersey Bell Telephone Co.

   6.36%, 11/1/2000                                                                           1,002,000                1,002,000

Sanwa Business Credit

   6.66%, 6/19/2001                                                                          11,700,000  (a)          11,713,953

TCI Communications Inc.

   6.53%, 3/12/2001                                                                           1,000,000  (a)           1,002,161

US Bancorp.

   6.59%-6.60%, 3/21/2001-5/16/2001                                                          10,000,000  (a)          10,011,746

TOTAL CORPORATE NOTES

   (cost $183,072,156)                                                                                               183,072,156
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--11.2%
--------------------------------------------------------------------------------

American Express Centurion Bank

   6.59%, 3/29/2001                                                                          15,000,000  (a)          14,999,392

Bank of America NA

   6.71%, 7/19/2001                                                                          15,000,000  (a)          15,010,486

Branch Bank & Trust Co.

   6.67%, 3/9/2001                                                                           10,000,000  (a)           9,998,760

First Union National Bank

   6.75%, 5/8/2001                                                                           16,000,000  (a)          16,000,000

Fleet National Bank

   6.60%, 7/12/2001                                                                          10,000,000  (a)          10,011,510

Key Bank N.A.

   6.75%, 5/11/2001                                                                          15,000,000               15,000,000


                                                                                             Principal

SHORT-TERM BANK NOTES (CONTINUED)                                                            Amount ($)                 Value ($)
--------------------------------------------------------------------------------

National City Bank

   6.75%, 2/5/2001                                                                              500,000  (a)             497,571

TOTAL SHORT-TERM BANK NOTES

   (cost $81,517,719)                                                                                                 81,517,719
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--3.2%
--------------------------------------------------------------------------------

Branch Bank & Trust Co. (Grand Cayman)

  6.56%, 11/1/2000

   (cost $22,901,000)                                                                        22,901,000               22,901,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $719,105,102)                                                                            99.0%              719,105,102

CASH AND RECEIVABLES (NET)                                                                         1.0%                7,389,596

NET ASSETS                                                                                       100.0%              726,494,698

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           719,105,102   719,105,102

Cash                                                                    522,786

Interest receivable                                                   7,974,871

                                                                    727,602,759
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   387,075

Payable for investment securities purchased                             720,986

                                                                      1,108,061
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      726,494,698
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     726,512,210

Accumulated net realized gain (loss) on investments                     (17,512)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      726,494,698

NET ASSET VALUE PER SHARE

                                                  Investor Shares  Class R
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        333,377,233  393,117,465

Shares Outstanding                                    333,386,470  393,125,740
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     43,640,346

EXPENSES:

Management fee--Note 2(a)                                            3,475,552

Distribution fees (Investor Shares)--Note 2(b)                         689,554

TOTAL EXPENSES                                                       4,165,106

INVESTMENT INCOME--NET                                              39,475,240
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  3,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                39,478,967

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         39,475,240         29,794,053

Net realized gain (loss) on investments             3,727              1,215

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   39,478,967         29,795,268
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (19,167,911)       (15,677,015)

Class R shares                                (20,307,329)       (14,117,038)

TOTAL DIVIDENDS                               (39,475,240)       (29,794,053)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold:

Investor shares                               840,509,994        901,165,096

Class R shares                              1,002,553,825        887,124,611

Dividends reinvested:

Investor shares                                18,538,260         15,260,680

Class R shares                                  8,957,119          7,024,686

Cost of shares redeemed:

Investor shares                              (873,269,242)      (870,302,688)

Class R shares                               (918,781,499)      (843,178,882)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  78,508,457         97,093,503

TOTAL INCREASE (DECREASE) IN NET ASSETS        78,512,184         97,094,718
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           647,982,514        550,887,796

END OF PERIOD                                 726,494,698        647,982,514

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended October 31,
                                                                 -------------------------------------------------------------

INVESTOR SHARES                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                                           .056          .045          .050          .049          .048

Distributions:

Dividends from investment income--net                           (.056)        (.045)        (.050)        (.049)        (.048)

Net asset value, end of period                                   1.00          1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.70          4.64          5.13          5.04          4.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70           .70           .70           .70           .70

Ratio of net investment income
   to average net assets                                         5.56          4.54          5.01          4.95          4.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         333,377       347,596       301,473       204,851       144,168

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                    Year Ended October 31,
                                                                 -------------------------------------------------------------

CLASS R SHARES                                                   2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00         1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .058           .047         .052           .051          .050

Distributions:

Dividends from investment income--net                           (.058)         (.047)       (.052)         (.051)        (.050)

Net asset value, end of period                                   1.00           1.00         1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.91           4.84         5.34           5.25          5.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50          .50            .50           .50

Ratio of net investment income
   to average net assets                                         5.80           4.74         5.21           5.13          5.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         393,117        300,386      249,415        232,032       170,409

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company") which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its' shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $5,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the distributor, an affiliate of the Manager, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period ended October 31, 2000, the Investor shares were charged $689,554 pursuant to the Plan, of which $461,482 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



                                                           For More Information

                        Dreyfus Money Market Reserves

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  317AR0010




Dreyfus

BASIC S&P 500

Stock Index Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                       S&P 500 Stock Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Jocelin Reed.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus BASIC S&P 500 Stock Index Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Jocelin Reed, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 5.92%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S& P 500 Index"), the fund's benchmark, produced a 6.08% total return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S& P 500 Index is dominated by large-cap blue chip stocks that
comprise    nearly    75%    of    total    U.S.    market    capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the fund's objective, which is to seek to match the performance of the S& P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

From  November  1,  1999, through mid-March 2000, technology stocks produced the lion' s share of gains in the U.S. stock market -- particularly those high-flying, volatile technology stocks of companies providing Internet-related products and services. During this period of technology dominance, the growth style of investing produced higher returns than the value style. In addition, the large-cap stocks in the S&P 500 Index produced lower returns than their mid-
and    small-cap    counterparts.

However, beginning in mid-March and continuing through the end of October, a shift in investor preference caused technology stocks to fall sharply, effectively reversing earlier gains. From mid-March through the end of the period, midcap stocks recorded the strongest gains of any capitalization range, followed by small- and large-cap stocks, respectively. In addition, the value style of investing returned to favor, benefiting industry groups such as health care, financial services, utilities and consumer staples across all market capitalizations.

During the reporting period, the largest gains within the S&P 500 Index, and therefore the fund as well, came from the technology group, which includes electrical defense companies. In addition, the S&P 500 Index's holdings within the health care area -- including hospital management, health maintenance organizations and medical products manufacturers -- provided strong returns. Consumer staples stocks also posted attractive returns, benefiting retail drug stores and food and health products distributors. Finally, financial services companies produced solid gains, most notably for investment banks, brokerage
services    firms    and    insurance    brokers.

On the other hand, the poorest performing area of the S&P 500 Index and the fund was basic materials stocks, led lower by metal and glass container companies, office equipment and supply firms and gold and steel producers. In addition, the stocks of consumer cyclical companies -- which include household furniture and appliance companies as well as long-distance telecommunications companies -- provided disappointing returns, as did photography and imaging companies in the technology sector.


What is the fund's current strategy?

The fund is an index fund and its goal is to replicate the returns of the S&P 500 Index. Accordingly, we intend to maintain our strategy of investing in all 500 stocks in the S&P 500 Index, in proportion to their weighting in the index.

As of the end of the reporting period, approximately 26% of the Index and the fund' s assets were invested in technology stocks, followed by 20% in interest-sensitive companies, 12% in health care, 8% in utilities, 7% in consumer cyclicals, 7% in energy, 7% in producer goods, 5% in services and 5% in
consumer    staples.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC S&P 500
Stock Index Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                                   Inception                                                        From

                                                     Date                1 Year               5 Years             Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                9/30/93               5.92%               21.40%               19.38%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC S&P 500 STOCK INDEX FUND ON 9/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND SEEKS TO REPLICATE THE TOTAL RETURN PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--99.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO--1.1%

Anheuser-Busch Cos.                                                                             142,100                6,501,075

Brown-Forman, Cl. B                                                                              10,700                  651,363

Coors (Adolph), Cl. B                                                                             5,815                  370,343

Philip Morris Cos.                                                                              353,200               12,935,950

UST                                                                                              25,500                  643,875

                                                                                                                      21,102,606

CONSUMER CYCLICAL--7.3%

AMR                                                                                              23,500  (a)             769,625

Albertson's                                                                                      66,386                1,572,518

AutoZone                                                                                         20,000  (a)             536,250

Bed Bath & Beyond                                                                                44,300  (a)           1,143,494

Best Buy                                                                                         32,400  (a)           1,626,075

Black & Decker                                                                                   13,100                  492,888

Brunswick                                                                                        13,700                  266,294

CVS                                                                                              61,318                3,246,021

Circuit City Group                                                                               32,236                  427,127

Consolidated Stores                                                                              17,500  (a)             207,813

Cooper Tire and Rubber                                                                           11,403                  124,720

Costco Wholesale                                                                                 70,100  (a)           2,567,413

Dana                                                                                             23,399                  519,165

Darden Restaurants                                                                               19,200                  432,000

Delphi Automotive Systems                                                                        87,772                1,376,923

Delta Air Lines                                                                                  19,200                  907,200

Dillard's, Cl. A                                                                                 14,700                  154,350

Dollar General                                                                                   51,496                  798,188

Eastman Kodak                                                                                    48,300                2,167,463

Federated Department Stores                                                                      32,600  (a)           1,061,538

Ford Motor                                                                                      296,911                7,756,800

Gap                                                                                             133,300                3,440,806

General Motors                                                                                   84,100                5,224,713

Grainger (W.W.)                                                                                  14,700                  469,482

Harley-Davidson                                                                                  47,500                2,288,906

Harrah's Entertainment                                                                           18,294  (a)             523,666

Hasbro                                                                                           26,975                  289,981

Hilton Hotel                                                                                     57,800                  549,100

Home Depot                                                                                      363,200               15,617,600

Johnson Controls                                                                                 13,428                  800,645

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

K mart                                                                                           75,300  (a)             447,094

Kohl's                                                                                           51,700  (a)           2,801,494

Kroger                                                                                          129,500  (a)           2,921,844

Leggett & Platt                                                                                  30,800                  504,350

Limited                                                                                          67,700                1,709,425

Liz Claiborne                                                                                     8,400                  357,000

Longs Drug Stores                                                                                 5,938                  129,894

Lowe's Cos.                                                                                      60,000                2,741,250

Marriott International, Cl. A                                                                    37,600                1,522,800

Mattel                                                                                           66,900                  865,519

May Department Stores                                                                            46,700                1,225,875

Maytag                                                                                           12,200                  349,225

McDonald's                                                                                      207,100                6,420,100

NIKE, Cl. B                                                                                      42,300                1,689,356

Navistar International                                                                            9,300  (a)             307,481

Nordstrom                                                                                        20,400                  335,325

Office Depot                                                                                     47,900  (a)             398,169

PACCAR                                                                                           12,022                  505,675

Penney (J.C.)                                                                                    41,000                  479,188

Polaroid                                                                                          7,100                   71,444

RadioShack                                                                                       29,152                1,738,188

Reebok International                                                                              8,915  (a)             192,229

Russell                                                                                           5,114                   81,824

Safeway                                                                                          78,000  (a)           4,265,625

Sears, Roebuck & Co.                                                                             53,800                1,599,474

Southwest Airlines                                                                               78,162                2,227,617

Springs Industries                                                                                2,800                   65,975

Staples                                                                                          71,250  (a)           1,015,313

Starbucks                                                                                        29,300                1,309,344

TJX Cos.                                                                                         45,900                1,250,775

Target                                                                                          142,700                3,942,088

Tiffany & Co.                                                                                    22,800                  973,275

Toys R Us                                                                                        32,000  (a)             550,000

Tricon Global Restaurants                                                                        22,830  (a)             684,900

US Airways Group                                                                                 10,500  (a)             396,375

V.F.                                                                                             18,000                  491,625


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Visteon                                                                                          20,546                  363,407

Wal-Mart Stores                                                                                 700,500               31,785,188

Walgreen                                                                                        158,400                7,227,000

Wendy's International                                                                            17,847                  388,172

Whirlpool                                                                                        11,200                  487,200

Winn-Dixie Stores                                                                                22,100                  425,425

                                                                                                                     144,602,290

CONSUMER STAPLES--4.8%

Alberto-Culver, Cl. B                                                                             8,744                  293,471

Archer Daniels Midland                                                                           99,167                1,090,837

Avon Products                                                                                    37,236                1,805,946

Campbell Soup                                                                                    66,000                1,930,500

Clorox                                                                                           36,800                1,642,200

Coca-Cola                                                                                       388,500               23,455,688

Coca-Cola Enterprises                                                                            65,600                1,205,400

Colgate-Palmolive                                                                                90,100                5,294,276

ConAgra Foods                                                                                    83,632                1,787,634

Fortune Brands                                                                                   24,571                  723,309

General Mills                                                                                    44,800                1,870,400

Gillette                                                                                        165,100                5,757,863

Heinz (H.J.)                                                                                     54,500                2,285,594

Hershey Foods                                                                                    21,400                1,162,288

International Flavors & Fragrances                                                               15,700                  262,975

Kellogg                                                                                          63,600                1,613,850

Nabisco Group Holdings                                                                           51,200                1,478,400

National Service Industries                                                                       6,400                  130,800

Newell Rubbermaid                                                                                41,778                  801,615

Owens-Illinois                                                                                   22,900  (a)             135,969

PepsiCo                                                                                         226,300               10,961,406

Procter & Gamble                                                                                205,100               14,651,831

Quaker Oats                                                                                      20,800                1,696,500

Ralston-Purina Group                                                                             48,100                1,166,425

SUPERVALU                                                                                        20,800                  319,800

Sara Lee                                                                                        136,400                2,941,125

Sysco                                                                                            52,304                2,729,615

Tupperware                                                                                        9,100                  155,838

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Unilever, N.V.                                                                                   89,678                4,556,764

Wrigley, (Wm.) Jr.                                                                               17,800                1,409,538

                                                                                                                      95,317,855

ENERGY--7.0%

Amerada Hess                                                                                     14,100                  874,200

Anadarko Petroleum                                                                               38,075                2,438,704

Apache                                                                                           19,200                1,062,000

Baker Hughes                                                                                     51,820                1,781,313

Burlington Resources                                                                             33,806                1,217,016

Chevron                                                                                         102,400                8,409,600

Coastal                                                                                          33,620                2,536,209

Columbia Energy Group                                                                            12,500                  899,219

Conoco, Cl. B                                                                                    97,707                2,656,409

Devon Energy                                                                                     20,000                1,008,000

Duke Energy                                                                                      57,761                4,992,716

Eastern Enterprises                                                                               4,218                  271,534

El Paso Energy                                                                                   36,400                2,281,825

Enron                                                                                           115,900                9,511,044

Exxon Mobil                                                                                     546,378               48,730,088

Halliburton                                                                                      69,900                2,590,669

Kerr-McGee                                                                                       14,739                  962,641

KeySpan                                                                                          21,100                  742,456

McDermott International                                                                           9,500                   92,032

Nabors Industries                                                                                22,900                1,165,610

Nicor                                                                                             7,200                  254,250

ONEOK                                                                                             4,582                  181,562

Occidental Petroleum                                                                             57,900                1,150,763

Peoples Energy                                                                                    5,570                  191,469

Phillips Petroleum                                                                               40,000                2,470,000

Rowan Cos.                                                                                       14,810  (a)             373,027

Royal Dutch Petroleum                                                                           336,300               19,967,813

Schlumberger                                                                                     89,400                6,805,575

Sunoco                                                                                           13,668                  409,186

Texaco                                                                                           86,500                5,108,906

Tosco                                                                                            22,700                  649,788

Transocean Sedco Forex                                                                           33,000                1,749,000


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

USX-Marathon Group                                                                               48,900                1,329,469

Unocal                                                                                           38,100                1,300,163

Williams Cos.                                                                                    69,400                2,901,787

                                                                                                                     139,066,044

HEALTH CARE--11.8%

ALZA                                                                                             18,100  (a)           1,464,969

Abbott Laboratories                                                                             243,100               12,838,719

Allergan                                                                                         20,600                1,731,688

American Home Products                                                                          204,500               12,985,750

Amgen                                                                                           161,220  (a)           9,340,684

Bard (C.R.)                                                                                       8,000                  335,000

Bausch & Lomb                                                                                     8,364                  322,537

Baxter International                                                                             45,800                3,764,188

Becton, Dickinson & Co.                                                                          39,700                1,329,950

Biogen                                                                                           23,200  (a)           1,396,350

Biomet                                                                                           27,850                1,007,822

Boston Scientific                                                                                63,700  (a)           1,015,219

Bristol-Myers Squibb                                                                            308,200               18,780,938

Cardinal Health                                                                                  43,600                4,131,100

Guidant                                                                                          48,100  (a)           2,546,294

HCA-Healthcare                                                                                   87,500                3,494,531

HEALTHSOUTH                                                                                      60,500  (a)             726,000

Humana                                                                                           26,000  (a)             315,250

Johnson & Johnson                                                                               218,000               20,083,250

King Pharmaceuticals                                                                             26,000                1,165,125

Lilly (Eli) & Co.                                                                               177,100               15,828,313

Manor Care                                                                                       16,000  (a)             267,000

McKesson HBOC                                                                                    44,554                1,250,297

MedImmune                                                                                        32,900                2,150,838

Medtronic                                                                                       187,900               10,205,319

Merck & Co.                                                                                     360,800               32,449,450

PE Biosystems Group                                                                              32,700                3,825,900

Pfizer                                                                                          990,225               42,765,342

Pharmacia                                                                                       203,547               11,195,085

Schering-Plough                                                                                 229,700               11,872,619

St. Jude Medical                                                                                 13,200  (a)             726,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Tenet Healthcare                                                                                 49,400                1,942,038

Watson Pharmaceuticals                                                                           16,000  (a)           1,001,000

Wellpoint Health Networks                                                                         9,800  (a)           1,145,988

                                                                                                                     235,400,551

INTEREST SENSITIVE--20.3%

AFLAC                                                                                            41,600                3,039,400

Aetna                                                                                            22,127                1,279,217

Allstate                                                                                        115,100                4,632,775

American Express                                                                                208,900               12,534,000

American General                                                                                 39,638                3,190,859

American International Group                                                                    362,841               35,558,418

Amsouth Bancorp                                                                                  59,100                  823,706

Aon                                                                                              39,950                1,655,428

Associates First Capital, Cl. A                                                                 114,222                4,240,492

BB&T                                                                                             62,700                1,998,563

Bank One                                                                                        181,198                6,613,727

Bank of America                                                                                 257,604               12,381,092

Bank of New York                                                                                115,828                6,667,350

Bear Stearns Cos.                                                                                16,848                1,021,410

Block (H&R)                                                                                      14,400                  513,900

CIGNA                                                                                            24,700                3,012,165

CIT Group, Cl. A                                                                                 41,200                  718,425

Capital One Financial                                                                            30,800  (a)           1,944,250

Cendant                                                                                         113,886                1,366,632

Charter One Financial                                                                            32,950                  755,791

Chase Manhattan                                                                                 205,273                9,339,922

Chubb                                                                                            27,400                2,313,588

Cincinnati Financial                                                                             25,200                  926,100

Citigroup                                                                                       705,516               37,127,780

Comerica                                                                                         24,550                1,480,672

Conseco                                                                                          50,971                  353,611

Countrywide Credit Industries                                                                    17,900                  670,131

Equifax                                                                                          22,100                  762,450

Fannie Mae                                                                                      158,000               12,166,000

Fifth Third Bancorp                                                                              72,887                3,744,570

First Data                                                                                       63,600                3,187,950

First Union                                                                                     154,434                4,681,281


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Firstar                                                                                         150,274                2,958,520

FleetBoston Financial                                                                           141,524                5,377,912

Franklin Resources                                                                               38,200                1,636,488

Federal Home Loan Mortgage                                                                      109,000                6,540,000

General Electric                                                                              1,553,400               85,145,738

Golden West Financial                                                                            24,800                1,390,350

Hartford Financial Services Group                                                                35,200                2,620,200

Household International                                                                          74,041                3,725,188

Huntington Bancshares                                                                            39,376                  566,030

Jefferson-Pilot                                                                                  16,200                1,113,750

Keycorp                                                                                          67,500                1,666,407

Lehman Brothers Holdings                                                                         38,100                2,457,450

Lincoln National                                                                                 29,900                1,446,413

Loews                                                                                            15,500                1,409,532

MBIA                                                                                             15,400                1,119,388

MBNA                                                                                            133,612                5,018,801

MGIC Investment                                                                                  16,700                1,137,688

Marsh & McLennan Cos.                                                                            42,550                5,563,413

Mellon Financial                                                                                 76,600                3,695,950

Merrill Lynch                                                                                   126,000                8,820,000

Morgan (J.P.)                                                                                    24,900                4,120,950

Morgan Stanley Dean Witter & Co.                                                                176,410               14,167,928

National City                                                                                    95,300                2,037,038

Northern Trust                                                                                   34,800                2,971,050

Old Kent Financial                                                                               21,425                  593,205

PNC Bank                                                                                         45,300                3,029,438

Paine Webber Group                                                                               23,200                1,653,000

Progressive                                                                                      11,500                1,129,875

Providian Financial                                                                              22,450                2,334,800

Regions Financial                                                                                34,300                  808,194

Safeco                                                                                           20,000                  483,750

Schwab (Charles)                                                                                216,500                7,604,563

SouthTrust                                                                                       26,400                  854,700

St. Paul Cos.                                                                                    34,992                1,793,340

State Street                                                                                     25,300                3,155,922

Stilwell Financial                                                                               35,200                1,577,400

Summit Bancorp                                                                                   27,300                1,023,750

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SunTrust Banks                                                                                   46,800                2,284,425

Synovus Financial                                                                                44,600                  961,688

T. Rowe Price Associates                                                                         19,000                  889,437

Torchmark                                                                                        20,016                  666,783

U.S. Bancorp                                                                                    116,951                2,828,753

USA Education                                                                                    24,300                1,357,763

Union Planters                                                                                   21,100                  713,444

UnitedHealth Group                                                                               25,200                2,756,250

UnumProvident                                                                                    37,772                1,067,059

Wachovia                                                                                         31,900                1,722,600

Washington Mutual                                                                                84,557                3,720,508

Wells Fargo                                                                                     258,180               11,956,961

                                                                                                                     404,375,446

INTERNET--1.2%

America Online                                                                                  362,100  (a)          18,260,703

Yahoo!                                                                                           86,200  (a)           5,053,475

                                                                                                                      23,314,178

PRODUCER GOODS--6.5%

Air Products & Chemicals                                                                         36,000                1,343,250

Alcan Aluminium                                                                                  52,400                1,653,875

Alcoa                                                                                           135,788                3,895,418

Allegheny Technologies                                                                           12,783                  258,856

American Power Conversion                                                                        30,500                  394,594

Armstrong Holdings                                                                                6,300  (a)              18,113

Ashland                                                                                          11,000                  360,250

Avery Dennison                                                                                   17,492                  883,346

Ball                                                                                              4,600                  161,575

Barrick Gold                                                                                     62,100                  830,588

Bemis                                                                                             8,300                  214,763

Bethlehem Steel                                                                                  20,800  (a)              59,800

Boeing                                                                                          140,744                9,544,202

Boise Cascade                                                                                     9,014                  258,589

Briggs & Stratton                                                                                 3,400                  121,337

Burlington Northern Santa Fe                                                                     63,417                1,684,514

CSX                                                                                              34,300                  868,219

Caterpillar                                                                                      54,200                1,900,388

Centex                                                                                            9,214                  340,918


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Cooper Industries                                                                                14,600                  558,450

Crane                                                                                             9,550                  250,091

Crown Cork & Seal                                                                                19,800                  180,675

Cummins Engine                                                                                    6,547                  222,598

Deere & Co.                                                                                      36,800                1,354,700

Dow Chemical                                                                                    106,375                3,257,734

duPont (E.I.) deNemours & Co.                                                                   163,494                7,418,540

Eastman Chemical                                                                                 12,026                  515,615

Ecolab                                                                                           20,100                  787,669

Emerson Electric                                                                                 67,000                4,920,312

Engelhard                                                                                        20,000                  417,500

FMC                                                                                               4,800  (a)             364,800

FedEx                                                                                            44,692  (a)           2,094,267

Fluor                                                                                            11,889                  416,115

Fort James                                                                                       32,100                1,057,294

Freeport-McMoRan Copper, Cl. B                                                                   24,000  (a)             190,500

General Dynamics                                                                                 31,100                2,225,594

Genuine Parts                                                                                    27,400                  583,963

Georgia-Pacific                                                                                  26,700                  717,563

Goodrich (B.F.)                                                                                  15,900                  650,906

Goodyear Tire & Rubber                                                                           24,500                  453,250

Grace (W.R.) & Co.                                                                               10,500  (a)              40,031

Great Lakes Chemical                                                                              8,203                  273,775

Hercules                                                                                         16,800                  307,650

Homestake Mining                                                                                 41,300                  170,363

Honeywell International                                                                         125,650                6,761,541

Illinois Tool Works                                                                              47,300                2,628,106

Inco                                                                                             28,500  (a)             439,969

Ingersoll-Rand                                                                                   25,250                  953,188

International Paper                                                                              75,788                2,775,736

Kaufman & Broad Home                                                                              7,600                  226,100

Kimberly-Clark                                                                                   84,400                5,570,400

Lockheed Martin                                                                                  66,900                2,398,365

Louisiana-Pacific                                                                                16,300                  138,550

Masco                                                                                            71,718                1,340,230

Mead                                                                                             16,054                  464,562

Minnesota Mining & Manufacturing                                                                 62,000                5,990,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Molex                                                                                            30,725                1,659,150

Newmont Mining                                                                                   26,374                  357,698

Norfolk Southern                                                                                 60,100                  848,913

Northrop Grumman                                                                                 11,200                  940,800

Nucor                                                                                            12,700                  440,531

PPG Industries                                                                                   27,321                1,219,200

Pactiv                                                                                           26,600  (a)             279,300

Pall                                                                                             19,303                  416,221

Parker-Hannifin                                                                                  17,540                  725,718

Phelps Dodge                                                                                     12,325                  576,194

Placer Dome                                                                                      51,400                  417,625

Potlach                                                                                           4,500                  150,750

Praxair                                                                                          24,800                  923,800

Pulte                                                                                             6,298                  209,802

Raytheon, Cl. B                                                                                  53,300                1,822,194

Rockwell International                                                                           29,000                1,140,063

Rohm & Haas                                                                                      33,955                1,020,772

Sealed Air                                                                                       13,131  (a)             631,929

Sherwin-Williams                                                                                 25,500                  553,031

Sigma-Aldrich                                                                                    12,600                  450,450

Snap-On                                                                                           9,200                  235,175

Stanley Works                                                                                    13,527                  360,156

TRW                                                                                              19,500                  819,000

Temple-Inland                                                                                     8,000                  358,000

Textron                                                                                          22,500                1,134,844

Thomas & Betts                                                                                    9,041                  136,745

Timken                                                                                            9,500                  133,594

Tyco International                                                                              275,686               15,627,950

USX-U.S. Steel Group                                                                             13,900                  221,531

Union Carbide                                                                                    21,122                  908,246

Union Pacific                                                                                    38,900                1,823,438

United Technologies                                                                              73,428                5,126,192

Vulcan Materials                                                                                 15,800                  663,600

Westvaco                                                                                         15,800                  450,300

Weyerhaeuser                                                                                     34,500                1,619,344


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Willamette Industries                                                                            17,100                  620,944

Worthington Industries                                                                           13,400                  128,138

                                                                                                                     129,061,383

SERVICES--5.4%

ALLTEL                                                                                           49,500                3,189,656

Allied Waste Industries                                                                          30,900                  285,825

American Greetings, Cl. A                                                                        10,100  (a)             183,694

Automatic Data Processing                                                                        98,400                6,426,750

Avaya                                                                                            43,668                  586,789

Carnival                                                                                         92,400                2,292,675

Ceridian                                                                                         22,766  (a)             569,150

Clear Channel Communications                                                                     91,800  (a)           5,513,738

Comcast, Cl. A                                                                                  141,900  (a)           5,782,425

Computer Sciences                                                                                26,400  (a)           1,663,200

Convergys                                                                                        24,100                1,049,856

Deluxe                                                                                           11,300                  254,956

Disney (Walt)                                                                                   326,900               11,707,106

Donnelley (R.R.) & Sons                                                                          19,100                  410,650

Dow Jones & Co                                                                                   13,700                  806,588

Electronic Data Systems                                                                          73,200                3,435,825

Gannett                                                                                          41,300                2,395,400

Harcourt General                                                                                 11,500                  644,575

IMS Health                                                                                       46,600                1,100,925

Interpublic Group Cos.                                                                           48,300                2,073,882

Knight-Ridder                                                                                    11,900                  597,975

McGraw-Hill Cos.                                                                                 30,500                1,957,719

Meredith                                                                                          7,960                  252,730

Moody's                                                                                          25,400                  668,338

NEXTEL Communications, Cl. A                                                                    119,400  (a)           4,589,438

New York Times, Cl. A                                                                            26,236                  964,173

Omnicom Group                                                                                    27,900                2,573,775

Paychex                                                                                          58,325                3,306,298

Quintiles Transnational                                                                          18,100  (a)             252,269

Ryder System                                                                                      9,300                  183,675

Seagram                                                                                          68,500                3,913,063

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Sprint (PCS Group)                                                                              145,600                5,551,000

Time Warner                                                                                     207,600               15,758,916

Tribune                                                                                          48,341                1,791,639

Viacom, Cl. B                                                                                   237,850  (a)          13,527,719

Waste Management                                                                                 97,442                1,948,840

                                                                                                                     108,211,230

TECHNOLOGY--26.1%

ADC Telecommunications                                                                          121,100  (a)           2,588,513

Adaptec                                                                                          15,600  (a)             246,675

Adobe Systems                                                                                    37,600                2,859,950

Advanced Micro Devices                                                                           48,900  (a)           1,106,363

Agilent Technologies                                                                             71,008                3,288,558

Altera                                                                                           62,600  (a)           2,562,688

Analog Devices                                                                                   55,700  (a)           3,620,500

Andrew                                                                                           12,700  (a)             334,169

Apple Computer                                                                                   51,000  (a)             997,687

Applied Materials                                                                               127,200  (a)           6,757,500

Autodesk                                                                                          9,000                  198,563

BMC Software                                                                                     38,700  (a)             786,094

Broadcom, Cl. A                                                                                  34,800  (a)           7,738,650

Cabletron Systems                                                                                28,900  (a)             783,913

Cisco Systems                                                                                 1,112,900  (a)          59,957,488

Citrix Systems                                                                                   29,100  (a)             643,838

Compaq Computer                                                                                 266,649                8,108,796

Computer Associates International                                                                92,650                2,953,219

Compuware                                                                                        57,200  (a)             450,450

Comverse Technology                                                                              24,500  (a)           2,737,875

Conexant Systems                                                                                 35,700  (a)             939,356

Corning                                                                                         138,300               10,579,950

Danaher                                                                                          22,200                1,401,375

Dell Computer                                                                                   405,700  (a)          11,968,150

Dover                                                                                            31,800                1,349,513

EMC                                                                                             342,000  (a)          30,459,375

Eaton                                                                                            11,421                 777,342

Gateway                                                                                          50,500  (a)           2,606,305

Hewlett-Packard                                                                                 312,800               14,525,650

ITT Industries                                                                                   13,800                  449,363


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Intel                                                                                         1,053,000               47,385,000

International Business Machines                                                                 276,100               27,195,850

JDS Uniphase                                                                                    146,800  (a)          11,945,850

KLA-Tencor                                                                                       29,200  (a)             987,325

LSI Logic                                                                                        48,682  (a)           1,600,421

Lexmark International Group, Cl. A                                                               20,000  (a)             820,000

Linear Technology                                                                                48,800                3,150,650

Lucent Technologies                                                                             523,721               12,209,246

Maxim Integrated Products                                                                        44,300                2,937,644

Mercury Interactive                                                                              12,500  (a)           1,387,500

Micron Technology                                                                                88,600  (a)           3,078,850

Microsoft                                                                                       825,300  (a)          56,842,498

Millipore                                                                                         7,300                  383,250

Motorola                                                                                        341,956                8,527,528

NCR                                                                                              15,100  (a)             651,188

National Semiconductor                                                                           27,900  (a)             725,400

Network Appliance                                                                                49,000  (a)           5,831,000

Nortel Networks                                                                                 468,480               21,315,840

Novell                                                                                           50,900  (a)             458,100

Novellus Systems                                                                                 20,600  (a)             843,312

Oracle                                                                                          882,900  (a)          29,135,700

Palm                                                                                             88,610                4,746,173

Parametric Technology                                                                            42,700  (a)             525,744

PeopleSoft                                                                                       43,900  (a)           1,915,824

PerkinElmer                                                                                       7,716                  922,062

Pitney Bowes                                                                                     40,006                1,187,678

Power-One                                                                                        11,500  (a)             815,782

QUALCOMM                                                                                        116,800  (a)           7,604,775

Sabre Group Holdings                                                                             20,276                  677,979

Sanmina                                                                                          23,700                2,709,207

Sapient                                                                                          18,600                  661,463

Scientific-Atlanta                                                                               25,000                1,710,938

Seagate Technology                                                                               35,900  (a)           2,508,513

Siebel Systems                                                                                   65,300  (a)           6,852,419

Solectron                                                                                        94,300  (a)           4,149,200

Sun Microsystems                                                                                248,800  (a)          27,585,700

Tektronix                                                                                         7,559                  538,579

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Tellabs                                                                                          64,300  (a)           3,210,982

Teradyne                                                                                         27,200  (a)             850,000

Texas Instruments                                                                               271,100               13,300,844

Thermo Electron                                                                                  27,200  (a)             788,800

Unisys                                                                                           49,100  (a)             626,025

Veritas Software                                                                                 63,000  (a)           8,883,985

Xerox                                                                                           104,548                  882,124

Xilinx                                                                                           51,500  (a)           3,730,532

                                                                                                                     518,575,344

UTILITIES--7.7%

AT&T                                                                                            589,099               13,659,733

AES                                                                                              71,600  (a)           4,045,400

Ameren                                                                                           21,500                  854,625

American Electric Power                                                                          50,540                2,097,410

BellSouth                                                                                       293,900               14,199,044

CP&L Energy                                                                                      25,056                1,010,070

CINergy                                                                                          24,900                  762,563

CMS Energy                                                                                       19,000                  513,000

CenturyTel                                                                                       22,000                  847,000

Consolidated Edison                                                                              33,200                1,168,225

Constellation Energy Group                                                                       23,500                  979,656

DTE Energy                                                                                       22,400                  809,200

Dominion Resources                                                                               37,334                2,223,707

Dynegy, Cl. A                                                                                    48,600                2,250,787

Edison International                                                                             51,100                1,220,013

Entergy                                                                                          35,000                1,340,938

Exelon                                                                                           50,737                3,050,589

FPL Group                                                                                        27,900                1,841,400

FirstEnergy                                                                                      35,900                  928,913

Florida Progress                                                                                 15,500                  824,407

GPU                                                                                              19,000                  628,188

Global Crossing                                                                                 138,100  (a)           3,262,613

Niagara Mohawk Power                                                                             25,200  (a)             403,200

PG&E                                                                                             60,500                1,629,719

PPL                                                                                              22,700                  934,956

Pinnacle West Capital                                                                            13,300                  577,719

Public Service Enterprise Group                                                                  33,600                1,394,400


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Qwest Communications International                                                              260,474               12,665,548

Reliant Energy                                                                                   46,144                1,906,324

SBC Communications                                                                              531,578               30,665,406

Sempra Energy                                                                                    32,042                  662,869

Southern                                                                                        101,700                2,987,438

Sprint (FON Group)                                                                              138,700                3,536,850

TXU                                                                                              41,420                1,535,129

Verizon Communications                                                                          426,292               24,645,006

WorldCom                                                                                        450,602  (a)          10,701,799

Xcel Energy                                                                                      53,230                1,360,692

                                                                                                                     154,124,534

TOTAL COMMON STOCK

   (cost $1,442,096,791)                                                                                           1,973,151,461
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--.6%

Goldman Sachs & Co., 6.55% dated

  10/31/2000, due 11/1/2000 in the amount

  of $12,917,350 (fully collateralized by

  $12,842,000 of U.S. Treasury Notes

   6.375%, 6/30/2002, value $13,173,821)                                                     12,915,000               12,915,000

U.S. TREASURY BILLS--.2%

   5.97%, 12/14/2000                                                                          3,030,000  (b)           3,008,094

TOTAL SHORT-TERM INVESTMENTS

   (cost $15,923,409)                                                                                                 15,923,094
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,458,020,200)                                                          100.0%            1,989,074,555

CASH AND RECEIVABLES (NET)                                                                         0.0%                  690,419

NET ASSETS                                                                                       100.0%            1,989,764,974

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2000

                                                         Market Value                               Unrealized
                                                          Covered by                              Appreciation
                                            Contracts   Contracts ($)       Expiration       at 10/31/2000 ($)
----------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              56     20,162,800     December 2000                164,125

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                                    Cost         Value
--------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                                  1,458,020,200  1,989,074,555

Cash                                                                             6,036

Receivable for investment securities sold                                  241,340,727

Receivable for shares of Capital Stock subscribed                            2,867,078

Dividends and interest receivable                                            1,519,988

Receivable for futures variation margin--Note 1(d)                             403,884

                                                                         2,235,212,268
--------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                          368,055

Payable for shares of Capital Stock redeemed                               244,804,128

Payable for investment securities purchased                                    275,111

                                                                           245,447,294
--------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           1,989,764,974
--------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                           1,460,891,743

Accumulated undistributed investment income--net                             7,085,585

Accumulated net realized gain (loss) on investments                         (9,430,834)

Accumulated net unrealized appreciation (depreciation)

   on investments (including $164,125 net unrealized
   appreciation on financial futures)--Note 3                              531,218,480
--------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           1,989,764,974
--------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)            66,467,962

NET ASSET VALUE, offering and redemption price per share ($)                     29.94

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $107,658 foreign taxes
  withheld at source)                                                22,530,502

Interest                                                             2,518,902

TOTAL INCOME                                                        25,049,404

EXPENSES:

Management fee--Note 2                                               4,042,130

Loan commitment fees--Note 4                                            17,780

Interest expense--Note 4                                                   746

TOTAL EXPENSES                                                       4,060,656

INVESTMENT INCOME--NET                                              20,988,748
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (9,019,622)

Net realized gain (loss) on financial futures                        8,744,216

NET REALIZED GAIN (LOSS)                                              (275,406)

Net unrealized appreciation (depreciation)
  on investments [including
 ($3,884,825) net unrealized (depreciation)
  on financial futures]                                            (78,779,273)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (79,054,679)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (58,065,931)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,988,748           19,488,277

Net realized gain (loss) on investments          (275,406)           6,948,611

Net unrealized appreciation (depreciation)
   on investments                             (78,779,273)         303,889,104

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (58,065,931)         330,325,992
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (18,409,918)         (18,808,418)

Net realized gain on investments              (14,475,871)          (4,281,732)

TOTAL DIVIDENDS                               (32,885,789)         (23,090,150)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,028,257,891        1,081,926,616

Dividends reinvested                           32,035,615           22,563,493

Cost of shares redeemed                      (726,859,112)        (797,590,203)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            333,434,394          306,899,906

TOTAL INCREASE (DECREASE) IN NET ASSETS       242,482,674          614,135,748
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,747,282,300        1,133,146,552

END OF PERIOD                               1,989,764,974        1,747,282,300

Undistributed investment income--net            7,085,585            4,506,755
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    33,966,492           40,268,549

Shares issued for dividends reinvested          1,078,304              870,770

Shares redeemed                               (29,320,233)         (28,940,895)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,724,563           12,198,424

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                Year Ended October 31,
                                                                   ------------------------------------------------
                                                             2000          1999          1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        28.76         23.34         19.73       15.38        12.75

Investment Operations:

Investment income--net                                        .11(a)        .34(a)        .31         .30          .29

Net realized and unrealized
   gain (loss) on investments                                1.58          5.52          3.89        4.52         2.69

Total from Investment Operations                             1.69          5.86          4.20        4.82         2.98

Distributions:

Dividends from investment income--net                        (.28)         (.35)         (.31)       (.28)        (.30)

Dividends from net realized gain
   on investments                                            (.23)         (.09)         (.28)       (.19)        (.05)

Total Distributions                                          (.51)         (.44)         (.59)       (.47)        (.35)

Net asset value, end of period                              29.94         28.76         23.34       19.73        15.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             5.92         25.34         21.68       31.87        23.78
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       .20           .20           .20         .20          .20

Ratio of net investment income

   to average net assets                                     1.04          1.23          1.45        1.72         2.16

Portfolio Turnover Rate                                      4.16         16.58         16.76        3.75         4.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          1,989,765     1,747,282     1,133,147     803,142      449,123

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost basis. Dividend income is
recognized    on    the    ex-dividend    date    and    interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, including, where applicable, amortization of discount on investments, is
recognized    on    the    accrual    basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on
which    the    contract    is    traded    and    is   subject   to   change.
Contracts open at October 31, 2000, are set forth in the Statement of Financial Futures.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel
Funds,    Inc.,    The

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

 The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2000 amounted to $534,181,968 and $81,469,786, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments and financial futures was $531,218,480, consisting of $625,746,312 gross unrealized appreciation and $94,527,832 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The  average  daily  amount  of  borrowings  outstanding during the period ended
October 31, 2000, was approximately $10,700, with a related weighted average annualized interest rate of 7.00%.

NOTE 5-Capital Shares Redemption-in-kind:

A siginificant shareholder requested a Redemption-in-kind of its proportionate share in each of the securities held in the fund as of October 31, 2000. The remittance was made by the fund on November 1, 2000. The value of securities liquidated to fulfill the Redemption-in-kind is reflected in the Statement of Assets and Liabilities as a receivable for investment securities sold.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S& P 500 Stock Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.1490 per share as a long-term capital gain distribution of the $.3140 per share paid on December 20, 1999.

The fund also designates 88.78% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus BASIC S&P 500 Stock Index Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  713AR0010



Dreyfus

Disciplined Intermediate

Bond Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                         Intermediate Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Intermediate Bond Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Dan Fasciano.

Bond prices were mixed over the 12-month reporting period, with prices of U.S. Treasury securities generally ending the period higher while prices of investment-grade corporate bonds generally ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Disciplined Intermediate Bond Fund.


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's Investor shares produced a total return of 5.95% and approximate income dividends of $0.729 per share. The fund's Restricted shares produced a total return of 6.30% and approximate income dividends of $0.758 per share.(1) In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 7.30% for the same period.(2)

The fund' s performance lagged that of the Index because the fund invested in a higher proportion of corporate bonds and a lower proportion of U.S. Treasury securities than did the Index. During the period, corporate bonds generally produced more modest returns than U.S. Treasury securities of comparable maturities.

What is the fund's investment approach?

We invest primarily in a mixture of U.S. Government and agency bonds, corporate bonds and mortgage-related securities, generally keeping the portfolio's average maturity between three and 10 years. Compared to U.S. Treasury securities, high-grade corporate bonds generally offer additional yield in return for some credit risk, while mortgage-backed securities generally offer additional yield spreads in exchange for the mortgage holders' right to refinance their mortgages at any time.

What other factors influenced the fund's performance?

In late 1999, the beginning of the reporting period, the fund's emphasis on corporate bonds was actually a positive factor. November and December of 1999 and January 2000 were very strong months for corporate bonds as Y2K, previously thought likely to cause disruptions in the economy, turned out to be a non-event. But two developments offset this initial good news -- a shrinking supply of U.S. Treasury bonds and a slowing economy in 2000.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The supply of U.S. Treasury bonds began shrinking in early 2000 when the federal government announced plans to retire some of these bonds due to the federal budget surplus. In addition to purchasing $30 billion of debt, government officials allowed another $200 billion in bonds to mature without replacing them, which represented an approximate 15% shrinkage in the total amount of the outstanding securities that comprise the Index. According to a Lehman Brothers study, in 1985 U.S. Treasury bonds represented about 50% of all outstanding investment-grade taxable bonds. By 2000, however, that percentage was down to 28% . By 2009, Lehman Brothers projects that U.S. Treasury bonds could represent just 12% of the total taxable bonds outstanding. As with most securities, prices normally rise when supply becomes scarce.

Meanwhile, corporate bonds faced the challenge of a slowing economy in 2000. In such an environment, the fund's decision to focus on high quality corporate bond issuers helped boost our returns. During the reporting period, the Federal Reserve Board (the "Fed" ) raised short-term interest rates a total of 1.25 percentage points, from 5.25% to 6.50%, in an effort to slow the economy and stave off inflation. The Fed was apparently successful. By the third quarter of 2000, gross domestic product (GDP) had fallen to an annual growth rate of 2.7%, about half its rate recorded in each of the first two quarters. With companies reporting lower than expected profits, investors became concerned that some issuers would have less money available to make their bond payments. The challenge was to avoid companies whose creditworthiness would be downgraded by national rating agencies such as Standard & Poor's Rating Services and Moody's Investors Service, Inc.

Another positive factor in the fund's absolute performance was the increased emphasis on mortgage-backed securities, which offered significantly higher yields than U.S. Treasury bonds, as well as AAA credit ratings. While mortgage-backed securities carry a risk of homeowners refinancing at lower interest rates to pay off their mortgages without penalty, we minimized that risk by focusing on what are called "discounted" and "seasoned" mortgage-backed securities. Discounted mortgage-backed securities are those mortgages that were originally financed at lower interest rates, thereby decreasing the likelihood that homeowners would later refinance. In addition, a seasoned security -- one that has been outstanding for several years -- is also less likely to be paid off early since borrowers have already had many chances to refinance and did not do so.

What is the fund's current strategy?

At the end of the reporting period, we believed that yields on high quality corporate bonds were extremely attractive relative to U.S. Treasury securities. As of October 31, an A-rated 10-year corporate bond yielded anywhere from 1.50 to 2.00 percentage points more than U.S. Treasury notes. As a result, we began to shift the fund's allocation toward these securities. In addition, we believed that mortgage-backed securities were attractive, providing yields of about 1.25 to 1.50 percentage points above U.S. Treasury yields. Because of what we believe to be a slowing economy, we continue to focus on discounted mortgage-backed securities that, in our view, provide attractive returns as well as lower risk levels than other types of mortgages.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Intermediate Bond Fund Investor Shares and Restricted Shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00


                                                                  Inception                                 From
                                                                    Date              1 Year              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                    11/1/95             5.95%               5.23%

RESTRICTED SHARES                                                  11/1/95             6.30%               5.50%

(+) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS DISCIPLINED INTERMEDIATE BOND FUND ON 11/1/95 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGED-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

                                                                                             Principal

BONDS AND NOTES--97.8%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--2.6%

Ford Motor,

   Notes, 7.45%, 2031                                                                         3,700,000                3,420,058

Hertz,

   Sr. Notes, 8.25%, 2005                                                                     4,500,000                4,631,054

                                                                                                                       8,051,112

BANKING--4.1%

Capital One Financial,

   Notes, 7.25%, 2003                                                                         2,500,000                2,468,850

First Union National Bank of Florida,

   Medium-Term Notes, 6.18%, 2006                                                             2,250,000  (a)           2,132,651

Fleet Financial Group,

   Notes, 6.375%, 2008                                                                        4,250,000                3,944,217

U. S. Bank, N. A.,

   Sub. Notes, 5.7%, 2008                                                                     1,500,000                1,330,346

U. S. Bank N. A. of Minneapolis, MN,

   Sub. Notes, 6.3%, 2008                                                                     3,000,000                2,775,990

                                                                                                                      12,652,054

BROKERAGE--2.2%

Lehman Brothers,

   Notes, 7.36%, 2003                                                                         3,000,000                2,995,203

Merrill Lynch & Co., Ser. B,

   Notes, 7.18%, 2003                                                                         3,675,000                3,689,755

                                                                                                                       6,684,958

COLLATERALIZED MORTGAGE OBLIGATIONS--3.4%

Countrywide Funding,

   Ser. 1994-10, Cl. A5, 6%, 2009                                                                38,187                   37,935

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC:

      Ser. 1546, Cl. G, 6.75%, 2021                                                           8,050,000                7,884,405

      Ser. 1660, Cl. H, 6.5%, 2009                                                            2,570,000                2,532,637

                                                                                                                      10,454,977

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.9%

Asset Securitization:

   Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                        3,404,144                3,419,003

   Ser. 1997-D4, Cl. A-CS1, 1.538%, 2029

      (Interest Only Obligation)                                                             10,038,824  (b,c)           175,679

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GS Mortgage Securities II,

   Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                       2,500,000                2,415,375

                                                                                                                       6,010,057

ENERGY--.8%

Conoco,

   Sr. Notes, 6.95%, 2029                                                                     2,800,000                2,610,849

FINANCE--3.1%

Ford Motor Credit:

   Notes, 7.375%, 2009                                                                        1,500,000                1,465,875

   Sr. Notes, 5.75%, 2004                                                                     3,000,000                2,862,708

Household Finance,

   Notes, 8%, 2005                                                                            1,500,000                1,535,843

NYNEX Capital Funding, Ser. B,

   Medium-Term Notes, 8.23%, 2009                                                             3,500,000                3,645,446

                                                                                                                       9,509,872

FINANCE/ASSET-BACKED CTFS.--2.8%

American Airlines Pass-Through Trusts,

   Ser. 1991-A1, 9.71%, 2007                                                                    887,856                  914,918

Chemical Master Credit Card Trust I,

   Ser 1995-3, Cl. A, 6.23%, 2005                                                             3,000,000                2,977,650

CitiBank Credit Card Master Trust I:

   Ser. 1997-3, Cl. A, 6.839%, 2004                                                           1,500,000                1,500,473

   Ser. 1999-1, Cl. A, 5.5%, 2006                                                             3,250,000                3,133,585

                                                                                                                       8,526,626

FOREIGN/YANKEE--5.2%

Deutsche Telekom International Finance,

   Notes, 8.25%, 2030                                                                         3,500,000                3,592,467

Hanson Overseas,

   Sr. Notes, 6.75%, 2005                                                                     1,500,000                1,452,459

Midland Bank,

   Sub. Notes, 7.65%, 2007                                                                    1,500,000  (d)           1,539,900

National Australia Bank,

   Sub. Notes, 6.4%, 2007                                                                     4,250,000  (b)           4,185,392

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                   3,800,000                3,769,144

Province of Quebec,

   Medium-Term Notes, 7.295%, 2006                                                              250,000  (e)             252,325

Santander Financial Issuances,

   Sub. Notes, 7%, 2006                                                                       1,125,000                1,104,347

                                                                                                                      15,896,034


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--3.3%

Cox Communications,

   Notes, 6.5%, 2002                                                                          2,750,000                2,719,907

News America Holdings,

   Deb., 8.25%, 2018                                                                          2,750,000                2,675,346

WMX Technologies,

   Sr. Notes, 7.1%, 2003                                                                      5,050,000  (f)           4,875,149

                                                                                                                      10,270,402

INSURANCE--.7%

American General,

   Sr. Notes, 6.625%, 2029                                                                    2,500,000                2,118,858

REAL ESTATE--.9%

EOP Operating,

   Notes, 8.375%, 2006                                                                        2,750,000                2,843,453

RETAIL--.6%

Federated Department Stores,

   Notes, 6.3%, 2009                                                                          2,250,000                1,893,983

TELECOMMUNICATION--1.2%

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          2,800,000                2,168,278

WorldCom,

   Sr. Notes, 6.125%, 2001                                                                    1,440,000                1,431,409

                                                                                                                       3,599,687

U. S. GOVERNMENTS--16.1%

U. S. Treasury Bonds:

   5.25%, 2/15/2029                                                                          11,785,000               10,743,206

   7.875%, 2/15/2021                                                                          6,250,000                7,606,438

U. S. Treasury Notes:

   5.875%, 11/15/2004                                                                         7,150,000                7,154,791

   6%, 8/15/2009                                                                              9,000,000                9,096,210

   6.5%, 10/15/2006                                                                           7,130,000                7,355,165

   6.5%, 2/15/2010                                                                            4,000,000                4,188,440

   6.625%, 4/30/2002                                                                          3,500,000                3,527,090

                                                                                                                      49,671,340

U. S. GOVERNMENT AGENCIES--14.1%

Federal Home Loan Banks,

   Notes, 6.75%, 5/1/2002                                                                     7,000,000                7,028,630

Federal Home Loan Mortgage Corp.,

   Notes, 6.875%, 1/15/2005                                                                  11,700,000               11,849,994

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES (CONTINUED)

Federal National Mortgage Association:

   Bonds, 7.25%, 5/15/2030                                                                    3,250,000                3,445,842

   Notes, 6.5%, 4/29/2009                                                                     9,855,000                9,417,162

   Notes, 7.125%, 6/15/2010                                                                   5,500,000                5,680,323

   Notes, 7.3%, 7/19/2005                                                                     6,025,000                6,048,274

                                                                                                                      43,470,225

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--34.0%

Federal Home Loan Mortgage Corp.:

   5.5%, 9/1/2006                                                                             6,698,622                6,390,888

   6%, 11/15/2022                                                                             2,272,308                2,211,194

   6.25%, 11/15/2028                                                                          2,500,000                2,257,350

   6.5%, 3/1/2029-8/1/2029                                                                   13,178,140               12,688,392

   7%, 10/1/2030                                                                              8,000,000                7,850,000

   8.5%, 6/1/2018                                                                             7,475,767                7,791,095

Federal National Mortgage Association:

   6%, 7/1/2030                                                                               9,834,660                9,229,141

   6.5%, 8/1/2029                                                                            13,041,810               12,564,871

   7%, 6/1/2009                                                                               1,177,167                1,176,061

   7.5%, 10/1/2029                                                                            6,797,378                6,799,486

   8%, 2/1/2013-7/1/2007                                                                      6,609,840                6,744,101

Government National Mortgage Association I:

   6%, 11/15/2008-5/15/2009                                                                   2,150,957                2,095,090

   6.5%, 2/15/2024-5/15/2028                                                                  9,267,165                8,996,360

   7%, 10/15/2023-12/15/2023                                                                  7,121,645                7,066,541

   7.5%, 3/15/2027                                                                            3,061,750                3,077,060

   8%, 5/15/2007-2/15/2008                                                                    4,776,867                4,898,057

   9%, 12/15/2009                                                                             2,886,222                2,990,848

                                                                                                                     104,826,535

UTILITIES-TELEPHONE--.8%

AT&T,

   Notes, 6.5%, 2029                                                                          3,150,000                2,480,701

TOTAL BONDS AND NOTES

   (cost $303,027,160)                                                                                               301,571,723


                                                                                               Principal
SHORT-TERM INVESTMENTS--1.2%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

J P. Morgan Securities, 6.52%

  Dated 10/31/2000, due 11/1/2000 in the

  amount of $3,683,667 (fully collateralized by

  $3,656,000 U.S. Treasury Notes, 5.875%,

  11/15/2004, value $3,855,764)

   (cost $3,683,000)                                                                          3,683,000                3,683,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $306,710,160)                                                             99.0%              305,254,723

CASH AND RECEIVABLES (NET)                                                                         1.0%                3,004,354

NET ASSETS                                                                                       100.0%              308,259,077

(A) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 2/15/2036.

(B) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) NOTIONAL FACE AMOUNT SHOWN.

(D) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2025.

(E) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 7/22/2026.

(F) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 8/15/2026.

                                                                     The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--

   See Statement of Investments--Note 1(c)             306,710,160   305,254,723

Interest receivable                                      3,968,591

Paydowns receivable                                         94,007

Other assets                                                 5,013

                                                       309,322,334
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   145,722

Cash overdraft due to Custodian                                         776,388

Payable for shares of Capital Stock redeemed                            141,147

                                                                      1,063,257
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      308,259,077
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     318,472,234

Accumulated net realized gain (loss) on investments                 (8,757,720)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                           (1,455,437)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     308,259,077

NET ASSET VALUE PER SHARE

                                       Investor Shares        Restricted Shares
--------------------------------------------------------------------------------

Net Assets ($)                               6,175,788             302,083,289

Shares Outstanding                             520,141              25,442,338
-------------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE ($)                   11.87                   11.87

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,882,663

EXPENSES:

Management fee--Note 2(a)                                            1,568,603

Distribution fees (Investor Shares)--Note 2(b)                           9,921

Loan commitment fees--Note 4                                             2,212

TOTAL EXPENSES                                                       1,580,736

INVESTMENT INCOME--NET                                              18,301,927
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (5,392,777)

Net unrealized appreciation (depreciation) on investments            5,371,570

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (21,207)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,280,720

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2000              1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         18,301,927          12,997,362

Net realized gain (loss) on investments       (5,392,777)          (3,336,362)

Net unrealized appreciation (depreciation)

   on investments                              5,371,570          (10,412,217)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  18,280,720             (751,217)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                 (245,854)            (103,206)

Restricted Shares                            (18,144,809)         (12,833,622)

Net realized gain on investments:

lnvestor Shares                                      --               (19,420)

Restricted Shares                                    --            (2,243,985)

TOTAL DIVIDENDS                              (18,390,663)         (15,200,233)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                                 4,984,888           2,504,041

Restricted Shares                              93,250,972         124,388,414

Dividends reinvested:

Investor Shares                                    85,639              99,791

Restricted Shares                               5,497,962           6,623,316

Cost of shares redeemed:

Investor Shares                               (1,196,518)          (1,665,390)

Restricted Shares                            (52,975,021)         (28,301,206)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                 49,647,922          103,648,966

TOTAL INCREASE (DECREASE) IN NET ASSETS       49,537,979           87,697,516
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           258,721,098          171,023,582

END OF PERIOD                                 308,259,077          258,721,098

Undistributed investent income--net.                 --                 88,736


                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                       426,471             204,113

Shares issued for dividends reinvested              7,299               8,080

Shares redeemed                                 (101,929)            (135,617)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     331,841              76,576
--------------------------------------------------------------------------------

RESTRICTED SHARES

Shares sold                                     7,953,394          10,113,315

Shares issued for dividends reinvested            469,054             535,682

Shares redeemed                               (4,512,594)          (2,309,550)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,909,854            8,339,447

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
INVESTOR SHARES                                                  2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.92          12.87          12.52          12.29         12.50

Investment Operations:

Investment income--net                                            .72            .70            .72            .74           .71

Net realized and unrealized gain

   (loss) on investments                                         (.04)          (.79)           .35            .23          (.21)

Total from Investment Operations                                  .68           (.09)          1.07            .97           .50

Distributions:

Dividends from investment income--net                            (.73)          (.70)          (.72)          (.74)         (.71)

Dividends from net realized
   gain on investments                                             --           (.16)            --              --           --

Total Distributions                                              (.73)          (.86)          (.72)          (.74)         (.71)

Net asset value, end of period                                  11.87          11.92          12.87          12.52         12.29
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.95           (.69)          8.80           8.21          4.18
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .80            .80            .80           .79

Ratio of net investment income

   to average net assets                                         6.16           5.74           5.68           6.01          5.61

Portfolio Turnover Rate                                        100.49         114.24         106.93         143.91        198.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           6,176          2,244          1,438            317           126

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

RESTRICTED SHARES                                                2000           1999          1998           1997         1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.91          12.85          12.52          12.29         12.50

Investment Operations:

Investment income--net                                            .75            .73            .76            .77           .74

Net realized and unrealized gain (loss)

   on investments                                                (.03)          (.78)           .32            .23          (.21)

Total from Investment Operations                                  .72           (.05)          1.08           1.00           .53

Distributions:

Dividends from investment income--net                            (.76)          (.73)          (.75)         (.77)          (.74)

Dividends from net realized
   gain on investments                                             --           (.16)           --             --            --

Total Distributions                                              (.76)          (.89)          (.75)         (.77)          (.74)

Net asset value, end of period                                  11.87          11.91          12.85         12.52          12.29
------------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (%)                                                 6.30           (.37)          8.90          8.49           4.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .55            .55            .55           .55           .55

Ratio of net investment income

   to average net assets                                         6.40           5.99           5.95          6.31          6.29

Portfolio Turnover Rate                                        100.49         114.24         106.93        143.91        198.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         302,083        256,477        169,585       108,688        58,466

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the fund' s distributor. Other differences between the classes include the
services    offered    to    and   the   expenses   borne   by   each   class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.


(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,646,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $3,138,000 of the carryover expires in fiscal 2007 and $5,508,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the fund's average daily net
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended October 31, 2000, Investor shares were charged $9,921 pursuant to the Plan, of which $7,718 was paid to DSC.


Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $353,073,468 and $278,283,198, respectively.

At  October 31, 2000, accumulated net unrealized depreciation on investments was
$1,455,437,   consisting   of   $2,482,236  gross  unrealized  appreciation  and
$3,937,673 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Intermediate Bond Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000




                        For More Information

                        Dreyfus
                        Disciplined Intermediate Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

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(c) 2000 Dreyfus Service Corporation                                  302AR0010


Dreyfus

Institutional Prime

Money Market Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                        Prime Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Prime Money Market Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Laurie    Carroll.

Yields on money market instruments generally rose over the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at its February, March and May 2000 meetings. However, amid signs that its previous interest-rate hikes had begun to slow the economy, the Fed refrained from raising rates further at its meetings in June and August of 2000. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and income potential of money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Institutional Prime Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the 12-month period ended October 31, 2000, Dreyfus Institutional Prime Money Market Fund produced an annualized yield of 5.94%, and after taking into account the effects of compounding, an annualized effective yield of 6.11%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively short average maturity for the portfolio. This somewhat defensive position enabled us to capture higher yields
more   quickly   as   interest   rates   rose   during  the  reporting  period.

What is the fund's investment approach?

As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, such as those issued by the United States Government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average
dollar-weighted    portfolio    maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

The fund was primarily influenced by higher short-term interest rates over the past year. Higher interest rates were primarily the result of a more restrictive monetary policy on the part of the Federal Reserve Board (the "Fed").

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the U.S. economy was growing quickly, fueling concerns that long-dormant inflationary pressures might reemerge. The Fed raised interest rates by 0.25 percentage points each in November 1999, February 2000 and March 2000, and by 0.50 percentage points in May 2000. As might be expected, the money markets reacted to the Fed's interest-rate hikes in the form of higher yields.

During the first calendar quarter of 2000, the economy grew at a strong 4.8%, well above the level most analysts believe may trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns, strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

In the second calendar quarter, economic growth accelerated to an even more robust 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in the technology sector of the stock market. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation.

From July through the end of the reporting  period,  however,  we saw signs that the Fed' s rate hikes may have begun to have the desired effect of slowing the economy. Retail sales declined, housing starts slowed dramatically, and inflation appeared to be relatively benign. As a result, the Fed chose not to raise rates further at its June, August or October meetings. Indeed, third-quarter GDP slowed to a more sustainable growth rate of approximately 2.7%. What's more, the corrections in the Nasdaq stock market during the reporting period may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident in the stock market's returns. As a result of these factors, money market rates began to trend lower toward the end of the reporting period.

What is the fund's current strategy?

Toward the end of the reporting period, we began to extend the fund's average maturity from the shorter than average position we had maintained through most of the reporting period. We have chosen to maintain a modestly long average maturity because the economy has continued to slow, suggesting that the Fed is unlikely to raise interest rates again in 2000. In fact, some analysts believe that the Fed' s next move may be to reduce interest rates if the economy slows too much.

In addition, as of October 31, 2000, the largest portion of the fund's assets was invested in commercial paper, followed by repurchase agreements, corporate notes and negotiable bank certificates of deposit. As of that time, we planned to maintain this asset allocation strategy until we see signs that the investment landscape may be changing.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000


                                                                                            Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--5.9%                                              Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank (Yankee)

   6.53%, 11/20/2000                                                                         10,000,000               10,000,000

Harris Trust & Savings Bank (Yankee)

   6.53%, 11/6/2000                                                                          20,000,000               20,000,000

Svenska Handelsbanken (Yankee)

   7.00%, 5/2/2001                                                                           10,000,000                9,999,056

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $39,999,056)                                                                                                 39,999,056
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--60.9%
--------------------------------------------------------------------------------

A.I. Credit Corp.

   6.50%, 11/2/2000                                                                          10,000,000                9,998,203

AIG Funding Inc.

   6.61%, 1/22/2001                                                                          10,000,000                9,851,944

Allegheny Energy Inc.

   6.62%, 11/20/2000                                                                         10,000,000                9,965,536

American Honda Finance Corp.

   6.55%, 11/15/2000                                                                         10,000,000                9,974,800

Amsterdam Funding Corp.

   6.56%, 11/3/2000                                                                          10,000,000                9,996,383

Archer Daniels Midland Co.

   6.69%, 3/6/2001                                                                           10,000,000                9,775,347

AT & T Corp.

   6.68%, 1/5/2001--1/12/2001                                                                10,000,000                9,875,939

Barton Capital Corp.

   6.63%, 1/23/2001                                                                          10,000,000                9,849,678

BASF Corp.

   6.60%, 4/27/2001                                                                          10,000,000                9,685,825

British Gas Capital Inc.

   6.63%, 1/8/2001                                                                            5,000,000                4,938,800

British Telecommunications PLC

   6.62%--6.68%, 11/1/2000--1/23/2001                                                        15,000,000               14,924,493

Brown-Forman Corp.

   6.53%--6.54%, 11/8/2000--12/21/2000                                                       20,000,000               19,897,500

Ciesco L.P.

   6.56%, 11/9/2000                                                                           5,000,000                4,992,800

Coca-Cola Co.

   6.61%, 1/19/2001                                                                          10,000,000                9,857,800

Coca-Cola Enterprises Inc.

   6.62%, 1/18/2001                                                                           5,000,000                4,929,583


                                                                                             Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CXC Inc.

   6.53%, 11/15/2000                                                                         10,000,000                9,974,760

DaimlerChrysler North America Holding Corp.

   6.61%, 1/19/2001                                                                          10,000,000                9,857,800

Delaware Funding Corp.

   6.65%, 1/19/2001                                                                          10,000,000                9,856,483

France Telecom

   6.59%, 12/6/2000                                                                           8,000,000                7,949,367

General Electric Capital Corp.

   6.62%, 1/8/2001                                                                           10,000,000                9,876,844

Georgia Power Co.

   6.53%, 11/8/2000                                                                           8,100,000                8,089,763

Golden Peanut Company LLC

   6.56%, 12/7/2000                                                                           5,000,000                4,967,600

Halliburton Co.

   6.71%, 2/5/2001                                                                           10,000,000                9,826,400

Hershey Foods Corp.

   6.51%, 11/7/2000                                                                          10,000,000                9,989,217

Illinois Tool Works Inc.

   6.57%, 12/5/2000                                                                          10,000,000                9,938,894

International Lease Finance Corp.

   6.64%, 1/26/2001                                                                          10,000,000                9,844,961

Invensys PLC

   6.73%, 1/18/2001                                                                          10,000,000                9,858,083

KFW International Finance Inc.

   6.65%, 1/9/2001                                                                           10,000,000                9,874,842

Lone Star Funding LLC

   6.59%, 11/14/2000                                                                          7,777,000                7,758,689

Lucent Technologies Inc.

   6.60%, 1/4/2001                                                                           10,000,000                9,884,267

Market Street Funding Corp.

   6.56%, 11/21/2000                                                                         10,000,000                9,963,778

Motiva Enterprises LLC

   6.53%, 11/6/2000                                                                          10,000,000                9,991,014

National Rural Utilities Corp.

   6.61%, 2/8/2001                                                                           10,000,000                9,822,350

Old Line Funding Corp.

   6.55%, 11/9/2000                                                                           5,000,000                4,992,767

Rio Tinto America Inc.

   6.61%, 11/15/2000                                                                          8,044,000                8,023,667

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Sheffield Receivables Corp.

   6.55%, 11/2/2000                                                                          10,000,000                9,998,192

Spintab AB

   6.67%, 1/18/2001                                                                          10,000,000                9,858,083

Telenor AS

   6.66%, 1/17/2001                                                                          10,000,000                9,859,903

Telstra Corp. Ltd.

   6.62%, 3/16/2001                                                                          10,000,000                9,758,125

Textron Financial Corp.

   6.67%, 1/4/2001                                                                           10,000,000                9,883,200

Unilever Capital Corp.

   6.53%, 11/1/2000                                                                          10,000,000               10,000,000

Variable Funding Capital Corp.

   6.62%--6.67%, 11/21/2000--2/9/2001                                                        15,000,000               14,826,456

Washington Post Co.

   6.62%, 1/19/2001                                                                           5,000,000                4,928,681

Woolwich PLC

   6.57%, 11/29/2000                                                                          5,000,000                4,974,839

TOTAL COMMERCIAL PAPER

   (cost $412,943,656)                                                                                               412,943,656
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--.7%
--------------------------------------------------------------------------------

Federal Farm Credit Banks, Notes

  6.74%, 12/1/2000

   (cost $5,000,000)                                                                          5,000,000                5,000,000
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--8.9%
--------------------------------------------------------------------------------

Bank One Corp

   6.67%--6.84%, 11/6/2000--1/3/2001                                                         20,000,000  (a)          20,000,000

Bavaria Universal Funding Corp.

   6.60%, 4/10/2001                                                                          10,000,000  (a)          10,000,000

Bear Stearns Cos. Inc.

   6.79%, 7/18/2001                                                                          10,000,000  (a)          10,000,000

Diageo Capital PLC

   6.20%, 12/4/2000                                                                          10,000,000                9,999,342

GAP Inc.

   6.76%, 9/21/2001                                                                          10,000,000  (a)          10,000,000

TOTAL CORPORATE NOTES

   (cost $59,999,342)                                                                                                 59,999,342


                                                     Principal

SHORT TERM BANK NOTES--3.0%                         Amount ($)       Value ($)
--------------------------------------------------------------------------------

Comerica Bank

   6.59%, 4/20/2001                                                                          10,000,000  (a)           9,998,171

First Union National Bank

   6.62%, 5/29/2001                                                                          10,000,000  (a)          10,000,000

TOTAL SHORT TERM BANK NOTES

   (cost $19,998,171)                                                                                                 19,998,171
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--17.6%
--------------------------------------------------------------------------------

Barclays De Zoette Wedd

   6.55% dated 10/31/2000, due 11/1/2000 in the
   amount of $30,005,458 (fully collateralized by
   $28,757,000 U.S.Treasury Notes 6.625%
   due 1/15/2008, value $30,600,992)                                                         30,000,000               30,000,000

C S First Boston Corp.

   6.53% dated 10/31/2000, due 11/1/2000 in the amount
   of $40,007,256 (fully collateralized by $38,897,000
   U.S.Treasury Notes 6.25%-7.50% due from 4/30/2002
   to 5/15/2007, value $40,999,458)                                                          40,000,000               40,000,000

Goldman, Sachs & Co.

   6.55% dated 10/31/2000, due 11/1/2000 in the
   amount of $49,238,391 (fully collateralized by
   $48,950,000 U.S. Treasury Notes 6.375% due
   6/30/2002, value $50,214,807)                                                             49,229,434               49,229,434

TOTAL REPURCHASE AGREEMENTS

   (cost $119,229,434)                                                                                               119,229,434
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--2.8%
--------------------------------------------------------------------------------

National City Bank (Grand Cayman)

   6.50%, 11/1/2000                                                                           9,273,000                9,273,000

South Trust NA (Grand Cayman)

   6.61%, 4/26/2001                                                                          10,000,000               10,000,000

TOTAL TIME DEPOSITS

   (cost $19,273,000)                                                                                                 19,273,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $676,442,659)                                                                            99.8%              676,442,659

CASH AND RECEIVABLES (NET)                                                                          .2%                1,313,747

NET ASSETS                                                                                         100%              677,756,406

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost                  Value
--------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of
   $119,229,434)--Note 1(c)                            676,442,659            676,442,659

Cash                                                                              159,501

Interest receivable                                                             1,340,315

                                                                              677,942,475
--------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                             186,069
--------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                677,756,406
--------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                               677,766,562

Accumulated net realized gain (loss) on investments                               (10,156)
--------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                677,756,406
--------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(4 billion shares of $.001 par value Capital Stock authorized)                677,766,562

NET ASSET VALUE, offering and redemption price per share ($)                         1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     41,556,607

EXPENSES:

Management fee--Note 2(a)                                              992,716

Shareholder servicing costs--Note 2(b)                                 992,716

TOTAL EXPENSES                                                       1,985,432

INVESTMENT INCOME--NET                                              39,571,175
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     156

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                39,571,331

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         39,571,175          25,488,760

Net realized gain (loss) from investments             156               --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   39,571,331          25,488,760
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (39,571,175)        (25,488,760)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold               3,677,358,059       3,392,852,344

Dividends reinvested                           10,538,921           8,943,144

Cost of shares redeemed                    (3,594,611,443)     (3,297,190,786)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  93,285,537         104,604,702

TOTAL INCREASE (DECREASE) IN NET ASSETS        93,285,693         104,604,702
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           584,470,713         479,866,011

END OF PERIOD                                 677,756,406         584,470,713

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                      Year Ended October 31,
                                                                 -----------------------------------------------------------------

                                                                 2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .060           .048           .053           .053          .052

Distributions:

Dividends from investment income--net                           (.060)         (.048)         (.053)         (.053)        (.052)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.13           4.91           5.47           5.42          5.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                         5.98           4.81           5.34           5.27          5.25
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         677,756        584,471        479,866        533,154       575,700

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of   its   shareholders,   by   complying  with  the  applicable  pro-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $10,156 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $10 of the carryover expires in fiscal 2004, $9,373 expires in fiscal 2005 and $773 expires in fiscal 2006.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2000, the fund was charged $992,716 pursuant to the Plan, of which $677,710 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.


                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



Notes

                                                           For More Information

                        Dreyfus Institutional Prime Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  922AR0010



Dreyfus Premier

Balanced Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            24   Financial Highlights

                            29   Notes to Financial Statements

                            36   Independent Auditors' Report

                            37   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                  Balanced Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Balanced Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Ron Gala and Laurie Carroll.

In the 12-month reporting period, the Standard & Poor's 500 Composite Stock Price Index rose more than 6% , while the Lehman Brothers Intermediate Government/Credit Bond Index provided a return of slightly under 7%. Most stock market gains during the reporting period were realized during the fourth quarter of 1999, when investors were enthusiastic about technology stocks. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. In the bond market, rising interest rates took their toll on most sectors, with the exception of long-term U.S. Treasury bonds. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since the investment environment in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent market volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Balanced Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Ron Gala and Laurie Carroll, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, Dreyfus Premier Balanced Fund produced total returns of 1.66%, 0.84%, 0.90%, 1.86% and 1.35% for its Class A, Class B, Class C, Class R and Class T shares, respectively.(1) In contrast, the fund' s benchmark, which is a hybrid index that is composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Intermediate Government/Credit Bond Index ("Intermediate Index"), provided a total return of 6.23% for the same period.(2 )Separately, the S&P 500 Index and the Intermediate Index provided total returns of 6.08% and 6.46%, respectively,
for    the    same    period.

We attribute the fund' s underperformance to our individual stock selection strategy. In addition, our decision to allocate a large portion of the fund's assets to bonds rather than stocks was positive. However, our emphasis on bond market sectors other than U.S. Treasury securities, during a time when
Treasuries    produced    higher    returns,    hindered    our   performance.

What is the fund's investment approach?

The fund is a balanced fund, with a "neutral" allocation under normal circumstances of 60% stocks and 40% bonds. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to
60%  , and   as   little   as   25%  , of   its   total   assets   in   bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as
interest    rates.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

For some time now, we have believed that valuations in the equity market were excessive. Coupled with a volatile stock market, we believed the fund was not being adequately compensated for taking on the additional risks the stock market generally entails. As a result, throughout the period we limited our equity exposure to approximately 40% , choosing instead to allocate about 60% of the
portfolio'   s    assets    to    bonds.

The stock market was particularly volatile during the first half of the reporting period when technology stocks soared, only to fall sharply beginning in March, effectively reversing earlier gains. We considered many of these technology companies speculative because they had little or no earnings. As a result, we did not own them. Instead, in the technology area, we favored large, well-established companies that provide products and services for the Internet's infrastructure. For example, two of the fund's best performing stocks during the period were Network Appliance and EMC. Both of these technology companies specialize in network data storage devices that are an increasing part of the technological infrastructure of global companies.

While the technology sector recorded the lion's share of the stock market's gains during the first half of the reporting period, health care, financial services and consumer staples led the way during the second half. We made beneficial stock selections within these areas, including our investments in UnitedHealth Group, a company that offers health care employee benefit programs.

On the other hand, the fund's fixed-income portion was negatively influenced by three key factors: lower returns from most other fixed-income securities compared to U.S. Treasury securities; a series of short-term interest-rate hikes initiated by the Federal Reserve Board during the first half of the period; and the consolidation of broker-dealers within the fixed-income marketplace. While the recent government buyback program for U.S. Treasuries helped boost their returns, our limited exposure to these types of securities held back our performance. Instead, we focused on the higher yielding sectors of the bond market, including mortgage-backed securities, government agency securities and
corporate    bonds.

What is the fund's current strategy?

As the period came to an end, we witnessed a broadening of the stock market to include gains in sectors other than technology. We believe this represents a return to more normal conditions. In our view, a broadly diversified fund such as ours is likely to benefit from this type of environment. In response, we began to shift some of the fund's assets away from bonds and toward stocks.

As for the fixed-income portion of the fund, we have continued to emphasize investments in the higher yielding bond market sectors. While U.S. Treasuries generally recorded higher returns than those sectors recently, we believe that the sectors on which we are focusing represent better relative values for the fund.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Fund Class R shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Credit Bond Index and a Hybrid Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER BALANCED FUND ON 9/15/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND A HYBRID INDEX, WHICH ARE DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 8/31/93 IS USED AS THE BEGINNING VALUE ON 9/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

DREYFUS PREMIER BALANCED FUND INVESTS IN COMMON STOCKS AND BONDS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX. UNDER NORMAL CIRCUMSTANCES, THE FUND'S TOTAL ASSETS ARE ALLOCATED APPROXIMATELY 60% TO COMMON STOCKS AND 40% TO BONDS; HOWEVER, THE FUND IS PERMITTED TO INVEST UP TO 75%, AND AS LITTLE AS 40%, OF ITS TOTAL ASSETS IN COMMON STOCKS AND UP TO 60%, AND AS LITTLE AS 25%, OF ITS TOTAL ASSETS IN BONDS, AS DEEMED ADVISABLE BY THE DREYFUS CORPORATION. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                                             Inception                                     From
                                                                               Date          1 Year          5 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                     4/14/94        (4.20%)         13.59%       14.30%
WITHOUT SALES CHARGE                                                          4/14/94         1.66%          14.95%       15.33%

CLASS B SHARES
WITH REDEMPTION((+))                                                         12/19/94        (3.04%)         13.84%       15.83%
WITHOUT REDEMPTION                                                           12/19/94         0.84%          14.08%       15.92%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                      12/19/94        (0.07%)         14.13%       15.98%
WITHOUT REDEMPTION                                                           12/19/94         0.90%          14.13%       15.98%

CLASS R SHARES                                                                9/15/93         1.86%          15.24%       13.90%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      8/16/99        (3.22%)           --         (1.38%)
WITHOUT SALES CHARGE                                                          8/16/99         1.35%            --          2.46%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES WILL CONVERT TO
CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000


COMMON STOCKS--49.1%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.2%

Philip Morris Cos.                                                                               55,800                2,043,675

CONSUMER CYCLICAL--3.5%

Bed Bath & Beyond                                                                                96,600  (a)           2,493,487

Best Buy                                                                                         45,600  (a)           2,288,550

Delphi Automotive Systems                                                                       102,600                1,609,537

Delta Air Lines                                                                                  38,700                1,828,575

General Motors                                                                                   74,400                4,622,100

Home Depot                                                                                       34,200                1,470,600

Limited                                                                                          82,800                2,090,700

RadioShack                                                                                       29,100                1,735,087

Safeway                                                                                          51,000  (a)           2,789,063

Sears, Roebuck & Co.                                                                            126,900                3,772,737

Southwest Airlines                                                                               66,900                1,906,650

Tiffany & Co.                                                                                    41,700                1,780,069

Wal-Mart Stores                                                                                 217,500                9,869,063

                                                                                                                      38,256,218

CONSUMER STAPLES--2.6%

Avon Products                                                                                     60,600               2,939,100

Coca-Cola                                                                                         34,200               2,064,825

Colgate-Palmolive                                                                                 52,200               3,067,272

ConAgra Foods                                                                                     61,200               1,308,150

Estee Lauder Cos., Cl. A                                                                          35,400               1,643,887

PepsiCo                                                                                          139,200               6,742,500

Procter & Gamble                                                                                  31,500               2,250,281

Ralston Purina Group                                                                             103,200               2,502,600

SYSCO                                                                                             60,000               3,131,250

Sara Lee                                                                                         114,000               2,458,125

                                                                                                                      28,107,990

ENERGY RELATED--3.5%

Apache                                                                                           30,000                1,659,375

BJ Services                                                                                      37,500  (a)           1,966,406

Conoco, Cl. B                                                                                    66,300                1,802,531

Devon Energy                                                                                     31,200                1,572,480

ENSCO International                                                                              36,900                1,226,925

Exxon Mobil                                                                                     170,100               15,170,794

Kerr-McGee                                                                                       27,000                1,763,437

KeySpan                                                                                          47,700                1,678,444


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Noble Drilling                                                                                   30,300  (a)           1,259,344

Occidental Petroleum                                                                            128,400                2,551,950

Royal Dutch Petroleum (New York Shares)                                                          67,500                4,007,812

Sunoco                                                                                           50,400                1,508,850

USX-Marathon Group                                                                               71,100                1,933,031

                                                                                                                      38,101,379

HEALTH CARE--6.0%

Abbott Laboratories                                                                             114,600                6,052,312

Amgen                                                                                            23,700  (a)           1,373,119

Andrx Group                                                                                      22,500  (a)           1,620,000

Bristol-Myers Squibb                                                                             63,000                3,839,063

Cardinal Health                                                                                  39,000                3,695,250

Forest Laboratories                                                                              10,500  (a)           1,391,250

Johnson & Johnson                                                                                87,300                8,042,512

Lilly (Eli) & Co.                                                                                26,400                2,359,500

Merck & Co.                                                                                     150,300               13,517,606

Pfizer                                                                                          339,600               14,666,475

Pharmacia                                                                                        30,600                1,683,000

Schering-Plough                                                                                  56,400                2,915,175

Waters                                                                                           20,400  (a)           1,480,275

Wellpoint Health Networks                                                                        17,400  (a)           2,034,713

                                                                                                                      64,670,250

INTEREST SENSITIVE--9.9%

Ambac Financial Group                                                                            32,700                2,609,869

American Express                                                                                 86,100                5,166,000

American International Group                                                                    111,000               10,878,000

Bank of America                                                                                  73,200                3,518,175

CIGNA                                                                                            21,000                2,560,950

Citigroup                                                                                       278,400               14,650,800

Fannie Mae                                                                                       40,800                3,141,600

FleetBoston Financial                                                                           135,000                5,130,000

General Electric                                                                                392,700               21,524,869

Goldman Sachs Group                                                                              14,700                1,467,244

KeyCorp                                                                                          64,500                1,592,344

MBNA                                                                                            144,900                5,442,806

MGIC Investment                                                                                  33,900                2,309,437

Marsh & McLennan Cos.                                                                             9,900                1,294,425

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Merrill Lynch                                                                                    72,000                5,040,000

Morgan (J.P.)                                                                                    29,100                4,816,050

Morgan Stanley Dean Witter & Co.                                                                 47,100                3,782,719

St. Paul Cos.                                                                                    59,400                3,044,250

UnitedHealth Group                                                                               25,800                2,821,875

Wachovia                                                                                         33,600                1,814,400

Wells Fargo                                                                                     108,300                5,015,644

                                                                                                                     107,621,457

INTERNET RELATED--.6%

America Online                                                                                   54,600  (a)           2,753,478

Ariba                                                                                             6,600  (a)             834,075

Juniper Networks                                                                                 10,800  (a)           2,106,000

VeriSign                                                                                          7,200  (a)             950,400

                                                                                                                       6,643,953

PRODUCER GOODS--3.3%

Air Products & Chemicals                                                                         48,900                1,824,581

Boeing                                                                                           69,300                4,699,406

Canadian Pacific                                                                                 57,300                1,672,444

Deere & Co.                                                                                      59,400                2,186,663

Eastman Chemical                                                                                 33,300                1,427,737

Emerson Electric                                                                                 49,500                3,635,156

FedEx                                                                                            47,700  (a)           2,235,222

Kimberly-Clark                                                                                   53,700                3,544,200

Minnesota Mining & Manufacturing                                                                 36,300                3,507,488

Tyco International                                                                              144,600                8,197,013

United Parcel Service, Cl. B                                                                     21,900                1,330,425

United Technologies                                                                              26,400                1,843,050

                                                                                                                      36,103,385

SERVICES--2.6%

Automatic Data Processing                                                                        66,900                4,369,406

Clear Channel Communications                                                                     30,000  (a)           1,801,875

Comcast, Cl. A                                                                                   69,900  (a)           2,848,425

Disney (Walt)                                                                                   182,700                6,542,944

Fox Entertainment Group, Cl. A                                                                  112,800  (a)           2,425,200

Infinity Broadcasting, Cl. A                                                                     46,500  (a)           1,546,125

Paychex                                                                                          41,100                2,329,856

SunGard Data Systems                                                                             56,100  (a)           2,868,113


COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

US Cellular                                                                                      22,200  (a)           1,420,800

Viacom, Cl. B                                                                                    37,200  (a)           2,115,750

                                                                                                                      28,268,494

TECHNOLOGY--12.9%

Adobe Systems                                                                                    33,600                2,555,700

Altera                                                                                           48,300  (a)           1,977,281

Analog Devices                                                                                   22,500  (a)           1,462,500

Broadcom, Cl. A                                                                                  17,400  (a)           3,869,325

Brocade Communications Systems                                                                    9,000  (a)           2,046,375

CIENA                                                                                            12,300  (a)           1,293,037

Cisco Systems                                                                                   333,900  (a)          17,988,862

Comverse Technology                                                                              20,700  (a)           2,313,225

Corning                                                                                          61,500                4,704,750

Cybear Group                                                                                      3,350  (a)               2,303

EMC                                                                                             113,100  (a)          10,072,969

Hewlett-Packard                                                                                 112,800                5,238,150

Intel                                                                                           196,200                8,829,000

International Business Machines                                                                  22,200                2,186,700

JDS Uniphase                                                                                     18,600  (a)           1,513,575

KEMET                                                                                            52,800  (a)           1,471,800

KLA-Tencor                                                                                       50,400  (a)           1,704,150

Micron Technology                                                                                51,000  (a)           1,772,250

Microsoft                                                                                       196,200  (a)          13,513,275

NVIDIA                                                                                           23,400  (a)           1,454,091

National Semiconductor                                                                           69,900  (a)           1,817,400

Network Appliance                                                                                30,300  (a)           3,605,700

Nortel Networks                                                                                 166,500                7,575,750

Oracle                                                                                          335,400  (a)          11,068,200

PMC-Sierra                                                                                        7,800  (a)           1,322,100

Palm                                                                                             60,600                3,245,888

QLogic                                                                                           18,900  (a)           1,828,575

Rational Software                                                                                22,500  (a)           1,342,969

Redback Networks                                                                                  9,000  (a)             957,937

SDL                                                                                               3,000  (a)             777,750

Sanmina                                                                                          20,700  (a)           2,366,269

Siebel Systems                                                                                   36,900  (a)           3,872,194

Solectron                                                                                        66,900  (a)           2,943,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                                 56,100  (a)           6,220,088

TIBCO Software                                                                                   12,900  (a)             812,700

VERITAS Software                                                                                 24,600  (a)           3,468,984

Vishay Intertechnology                                                                           44,100  (a)           1,323,000

                                                                                                                     140,518,422

UTILITIES--4.0%

AT&T                                                                                             104,400               2,420,775

Ameren                                                                                            48,900               1,943,775

BellSouth                                                                                       158,100                7,638,206

Calpine                                                                                          22,500  (a)           1,776,094

FPL Group                                                                                        30,600                2,019,600

PG&E                                                                                             61,200                1,648,575

Pinnacle West Capital                                                                            40,200                1,746,188

Qwest Communications International                                                              118,200  (a)           5,747,475

SBC Communications                                                                              213,900               12,339,356

Sempra Energy                                                                                    74,700                1,545,356

TXU                                                                                              44,400                1,645,575

WorldCom                                                                                        129,300  (a)           3,070,875

                                                                                                                      43,541,850

TOTAL COMMON STOCKS

  (cost $468,902,672)                                                                                                533,877,073
--------------------------------------------------------------------------------

                                                                                               Principal

BONDS AND NOTES-47.3%                                                                         Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--14.1%

ABN Amro Bank, N.V., Sub. Notes,

   7.55%, 6/28/2006                                                                             700,000                 710,520

American Express Credit Account Master Trust,

  Asset Backed Ctfs., Ser. 1997-1, Cl. A,

   6.40%, 4/15/2005                                                                           2,500,000               2,490,187

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                           5,000,000               4,888,900

BSCH Issuances, Gtd. Notes,

   7.625%, 11/3/2009                                                                         12,500,000              12,375,337

CIT Group, Sr. Notes,

   7.125%, 10/15/2004                                                                         9,100,000               8,958,795


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Chase Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-3, Cl. A,

   6%, 8/15/2005                                                                              5,000,000               4,926,850

Citibank Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-1, Cl. A,

   5.75%, 1/15/2003                                                                           4,500,000               4,491,242

Citigroup, Sub. Notes,

   7.25%, 10/1/2010                                                                           6,000,000               5,962,560

Ford Motor Credit, Notes,

   7.375%, 10/28/2009                                                                        10,000,000               9,772,500

General Electric Capital, Notes,

   7.50%, 6/5/2003                                                                           10,000,000               10,201,010

General Motors Acceptance, Notes,

   6.625%, 10/1/2002                                                                         10,000,000               9,954,670

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                           9,500,000               9,516,150

Household Finance, Notes,

   8%, 7/15/2010                                                                              8,000,000               8,104,344

International Lease Finance, Notes,

   5.625%, 5/1/2002                                                                           5,000,000               4,926,795

Lehman Brothers Holdings, Notes,

   8.50%, 5/1/2007                                                                            7,000,000               7,240,359

Morgan Stanley Dean Witter & Co., Sr. Unsub.,

   7.125%, 1/15/2003                                                                          3,000,000               3,019,143

National Australia Bank, Sub. Notes,

   8.60%, 5/19/2010                                                                          10,000,000              10,652,770

National Westminster Bank, Sub. Notes,

   7.375%, 10/1/2009                                                                          5,000,000               4,959,400

Norwest, Sr. Notes,

   6.75%, 10/1/2006                                                                           2,200,000               2,153,670

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                            2,651,000               2,698,079

Province of Quebec:

  Deb.,

      7.50%, 7/15/2002                                                                        4,000,000               4,043,836

   Sr. Unsub.,

      5.75%, 2/15/2009                                                                        6,500,000               5,971,595

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Republic New York, Deb.,

   9.75%, 12/1/2000                                                                           1,000,000               1,002,117

Skandinaviska Enskilda Banken, Sub. Notes,

   6.875%, 2/15/2009                                                                          2,500,000               2,328,030

Standard Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1994-2, Cl. A

   7.25%, 4/7/2006                                                                            2,000,000               2,033,610

Wells Fargo, Notes,

   6.625%, 7/15/2004                                                                         10,000,000               9,867,940

                                                                                                                    153,250,409

INDUSTRIAL--5.6%

Aesop Funding, Asset Backed Ctfs.,

  Ser. 1997-1A, Cl. A2,

   6.40%, 10/20/2003                                                                          2,000,000  (b)          1,987,230

Amoco, Gtd. Notes,

   6.25%, 10/15/2004                                                                          1,500,000               1,486,329

Coca-Cola Enterprises, Notes,

   5.75%, 11/1/2008                                                                           6,000,000               5,460,276

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                          12,100,000              11,676,089

DaimlerChrysler Holding, Notes,

   7.40%, 1/20/2005                                                                          12,000,000              12,058,416

duPont (E.I.) de Nemours & Co., Notes,

   6.50%, 9/1/2002                                                                            3,000,000               2,988,063

Newell Rubbermaid, Sr. Notes,

   6.60%, 11/15/2006                                                                          4,500,000               4,396,635

PPG Industries, Notes,

   6.50%, 11/1/2007                                                                           5,000,000               4,803,630

Pharmacia, Notes,

   5.375%, 12/1/2001                                                                          2,900,000               2,840,605

Procter & Gamble, Deb.,

   8%, 11/15/2003                                                                             1,000,000               1,035,836

Safeway, Notes,

   7.25%, 9/15/2004                                                                           5,000,000               4,980,630

Wal-Mart Stores, Sr. Notes,

   6.875%, 8/10/2009                                                                          2,500,000               2,489,175

Western Atlas, Notes,

   7.875%, 6/15/2004                                                                          5,000,000               5,154,360

                                                                                                                     61,357,274


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--2.6%

Niagara Mohawk Power, Sr. Notes,

   7.75%, 10/1/2008                                                                           2,500,000               2,518,635

PECO Energy Transition Trust,

  Asset Backed Ctfs., Ser. 1999-A, Cl. A2,

   5.63%, 3/1/2005                                                                            4,000,000               3,898,420

Sprint Capital, Gtd. Notes,

   5.875%, 5/1/2004                                                                           5,000,000               4,774,495

TECO Energy, Notes,

   5.54%, 9/15/2001                                                                           2,000,000               1,978,426

Telefonica Europe, Gtd. Notes,

   7.35%, 9/15/2005                                                                          10,000,000              10,040,140

Wisconsin Electric Power, Notes,

   7.25%, 8/1/2004                                                                            3,500,000               3,522,960

WorldCom, Notes,

   8%, 5/15/2006                                                                              1,250,000               1,282,805

                                                                                                                     28,015,881

U.S. GOVERNMENT & AGENCIES--25.0%

Federal Home Loan Bank, Bonds,

   5.125%, 9/15/2003                                                                         12,600,000              12,175,632

Federal Home Loan Mortgage Corp.:

   6.50%, 5/1/2014                                                                            1,286,832               1,260,492

   6.50%, 3/1/2029                                                                              649,309              .  626,175

   6%, 7/1/2029                                                                               1,287,406               1,208,952

   7%, 9/1/2030                                                                               1,295,814               1,271,919

   7.50%, 9/1/2030                                                                              799,533                 799,534

Federal Home Loan Mortgage Corp., Notes:

   5%, 1/15/2004                                                                             20,000,000              19,168,520

   6.25%, 7/15/2004                                                                          19,500,000              19,339,944

   6.875%, 1/15/2005                                                                          7,000,000               7,089,740

   5.75%, 4/15/2008                                                                           1,000,000                 950,555

Federal National Mortgage Association:

   6%, 4/1/2014                                                                               1,274,359               1,229,349

   6.50%, 2/1/2029                                                                            2,234,716               2,154,401

   7%, 1/1/2030                                                                                 699,264                 686,587

   7.50%, 6/1/2030                                                                               99,903                  99,841

   7.50%, 8/1/2030                                                                              999,207                 998,578

   7%, 9/1/2030                                                                                 999,198                 980,143

Federal National Mortgage Association, Bonds,

   7.125%, 2/15/2005                                                                          3,000,000               3,066,864

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal National Mortgage Association, Notes:

   6.75%, 8/15/2002                                                                           7,000,000               7,035,721

   4.75%, 11/14/2003                                                                         10,000,000               9,540,960

   5.125%, 2/13/2004                                                                         27,500,000              26,498,807

   5.625%, 5/14/2004                                                                         14,000,000              13,624,240

   6.50%, 8/15/2004                                                                          18,500,000              18,495,116

   5.75%, 2/15/2008                                                                           5,000,000               4,763,435

   7.25%, 1/15/2010                                                                           7,000,000               7,265,692

Government National Mortgage Association I:

   6.50%, 5/15/2029                                                                             986,113                 953,444

   7%, 6/15/2029                                                                              1,085,682               1,071,093

   7.50%, 8/15/2030                                                                             649,449                 652,088

   8%, 9/15/2030                                                                              1,998,191               2,031,904

U.S. Treasury Bonds,

   11.625%, 11/15/2002                                                                          500,000                 553,280

U.S. Treasury Notes:

   6.125%, 12/31/2001                                                                         7,000,000               6,992,020

   6.25%, 2/28/2002                                                                           5,000,000               5,005,950

   6.625%, 3/31/2002                                                                          5,300,000               5,334,768

   6.375%, 4/30/2002                                                                         15,000,000              15,063,900

   6.625%, 4/30/2002                                                                          4,250,000               4,282,895

   7.50%, 5/15/2002                                                                          13,300,000              13,577,704

   5.875%, 9/30/2002                                                                          4,500,000               4,495,140

   5.50%, 1/31/2003                                                                           2,200,000               2,180,288

   7.50%, 2/15/2005                                                                          10,000,000              10,614,500

   5.625%, 2/15/2006                                                                          4,000,000               3,965,600

   7%, 7/15/2006                                                                              5,000,000               5,272,350

   5.625%, 5/15/2008                                                                         18,200,000              17,947,202

   6%, 8/15/2009                                                                             12,000,000              12,128,280

                                                                                                                    272,453,603

TOTAL BONDS AND NOTES

   (cost $512,429,329)                                                                                               515,077,167


                                                                                               Principal

SHORT-TERM INVESTMENTS--2.9%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.5%

  Goldman Sachs & Co.,Tri-Party Repurchase

  Agreement, 6.55% dated 10/31/2000, due

  11/1/2000 in the amount of $26,974,907

  (fully collateralized by $ 26,817,000

  U.S. Treasury Notes, 6.375%, 6/30/2002

   value $27,509,918)                                                                        26,970,000               26,970,000

U.S. TREASURY BILLS--.4%

   5.96%, 12/7/2000                                                                           1,000,000  (c)             993,930

   5.94%, 12/14/2000                                                                          3,350,000  (c)           3,325,780

                                                                                                                       4,319,710

TOTAL SHORT-TERM INVESTMENTS

   (cost $31,290,269)                                                                                                 31,289,710
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,012,622,270)                                                           99.3%            1,080,243,950

CASH AND RECEIVABLES (NET)                                                                          .7%                7,996,068

NET ASSETS                                                                                       100.0%            1,088,240,018

(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000, THIS SECURITY
AMOUNTED TO $1,987,230 OR APPROXIMATELY .2% OF NET ASSETS.

(C)  HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2000

                                                       Market Value                                 Unrealized

                                                         Covered by                               Appreciation

                                            Contracts  Contracts ($)        Expiration       at 10/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

5 Year U.S. Treasury Notes                        785     79,039,688     December 2000                 524,836

FINANCIAL FUTURES SHORT

Standard & Poor's 500                             151  (54,367,550)       December 2000              2,457,837

                                                                                                     2,982,673

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                                     Cost                   Value
------------------------------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--
   See Statement of Investments--Note 1(c)                  1,012,622,270          1,080,243,950

Cash                                                                                   2,773,223

Dividends and interest receivable                                                      8,876,611

Receivable for investment securities sold                                              6,764,479

Receivable for shares of Capital Stock subscribed                                        471,583

                                                                                   1,099,129,846
----------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                  1,229,513

Payable for investment securities purchased                                            8,028,711

Payable for futures variation margin--Note 1(d)                                        1,143,812

Payable for shares of Capital Stock redeemed                                             487,792

                                                                                      10,889,828
---------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                     1,088,240,018
---------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                    1,031,754,540

Accumulated undistributed investment income--net                                       9,791,521

Accumulated net realized gain (loss) on investments                                  (23,910,396)

Accumulated net unrealized appreciation (depreciation)
   on investments (including $2,982,673 net unrealized
   appreciation on financial futures)--Note 3                                         70,604,353
---------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                     1,088,240,018

NET ASSET VALUE PER SHARE

                                       Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      379,670,203          223,096,469           60,236,925          424,082,748           1,153,673

Shares Outstanding                   24,928,438           14,695,187            3,954,035           27,828,778              75,840
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.23                15.18                15.23                15.24               15.21

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            36,889,015

Cash dividends (net of $35,051 foreign taxes withheld at source)     5,110,982

TOTAL INCOME                                                        41,999,997

EXPENSES:

Management fee--Note 2(a)                                           10,313,670

Distribution and service fees--Note 2(b)                             3,633,823

Loan commitment fees--Note 4                                             8,904

TOTAL EXPENSES                                                      13,956,397

INVESTMENT INCOME--NET                                              28,043,600
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (20,903,884)

Net realized gain (loss) on financial futures                        (2,934,862)

NET REALIZED GAIN (LOSS)                                            (23,838,746)

Net unrealized appreciation (depreciation)
   on investments (including $3,812,698 net
   unrealized appreciation on financial futures)                     10,908,435

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (12,930,311)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 15,113,289

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                              ----------------------------------
                                                     2000               1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         28,043,600           13,426,928

Net realized gain (loss) on investments       (23,838,746)          24,297,901

Net unrealized appreciation (depreciation)
   on investments                              10,908,435           23,866,853

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,113,289           61,591,682
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (7,870,994)          (1,580,492)

Class B shares                                 (3,776,794)          (1,223,741)

Class C shares                                 (1,025,106)            (248,678)

Class R shares                                (11,264,182)          (6,441,114)

Class T shares                                     (5,273)                  --

Net realized gain on investments:

Class A shares                                 (6,179,160)          (2,889,067)

Class B shares                                 (4,523,086)          (4,479,684)

Class C shares                                 (1,225,367)            (646,144)

Class R shares                                 (8,622,107)         (13,660,063)

Class T shares                                     (2,255)                 --

TOTAL DIVIDENDS                               (44,494,324)         (31,168,983)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                384,764,264          186,156,663

Class B shares                                 66,869,428          149,541,513

Class C shares                                 25,243,733           50,394,929

Class R shares                                141,760,638          341,138,366

Class T shares                                  1,181,085               24,689

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                              ----------------------------------

                                                         2000         1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                  7,945,749             3,904,501

Class B shares                                  6,198,704             4,568,521

Class C shares                                  1,255,485               636,923

Class R shares                                 16,322,980            19,652,706

Class T shares                                      7,528                   --

Cost of shares redeemed:

Class A shares                               (217,349,861)         (22,218,320)

Class B shares                                (48,954,605)         (17,504,497)

Class C shares                                (20,215,613)          (4,762,205)

Class R shares                               (119,189,075)        (188,359,586)

Class T shares                                    (56,015)                 --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            245,784,425         523,174,203

TOTAL INCREASE (DECREASE) IN NET ASSETS       216,403,390         553,596,902
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           871,836,628          318,239,726

END OF PERIOD                               1,088,240,018          871,836,628

Undistributed investment income--net            9,791,521            5,690,270

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended October 31,
                                              ----------------------------------

                                                     2000                1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    25,020,734           12,037,162

Shares issued for dividends reinvested            519,415              262,442

Shares redeemed                               (14,207,844)          (1,444,709)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  11,332,305           10,854,895
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     4,379,183            9,761,921

Shares issued for dividends reinvested            405,035              308,271

Shares redeemed                                (3,221,728)          (1,141,433)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,562,490            8,928,759
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,650,703           3,277,930

Shares issued for dividends reinvested             81,762              42,774

Shares redeemed                                (1,327,797)            (309,521)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     404,668            3,011,183
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     9,257,129          22,264,108

Shares issued for dividends reinvested          1,066,118           1,321,991

Shares redeemed                                (7,788,037)        (12,212,108)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,535,210           11,373,991
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        77,449                1,629

Shares issued for dividends reinvested                494                   --

Shares redeemed                                    (3,732)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      74,211                1,629

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 93,536 CLASS B SHARES REPRESENTING $1,425,868 WERE AUTOMATICALLY CONVERTED TO 93,334 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31,1999, 256,691 CLASS B SHARES REPRESENTING $3,945,999 WERE AUTOMATICALLY CONVERTED TO 256,023 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                             Year Ended October 31,
                                                                 --------------------------------------------
CLASS A SHARES                                                   2000       1999      1998      1997     1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.69      14.88     15.17     13.71    11.91

Investment Operations:

Investment income--net                                            .44(a)     .36(a)    .33       .34      .31

Net realized and unrealized gain (loss)

   on investments                                                (.19)      1.68      1.81      2.77     1.88

Total from Investment Operations                                  .25       2.04      2.14      3.11     2.19

Distributions:

Dividends from investment income--net                            (.38)      (.30)     (.37)     (.28)    (.31)

Dividends from net realized
   gain on investments                                           (.33)      (.93)    (2.06)    (1.37)    (.08)

Total Distributions                                              (.71)     (1.23)    (2.43)    (1.65)    (.39)

Net asset value, end of period                                  15.23      15.69     14.88     15.17    13.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             1.66      14.39     16.06     25.24    18.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25       1.25      1.25      1.25     1.25

Ratio of net investment income

   to average net assets                                         2.83       2.31      2.44      2.21     2.39

Portfolio Turnover Rate                                        100.47     104.42     69.71     98.88    85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                379,670    213,362    40,780    14,687    6,275

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                              Year Ended October 31,
                                                                     --------------------------------------------
CLASS B SHARES                                                   2000        1999       1998       1997      1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.65       14.83      15.12      13.68     11.89

Investment Operations:

Investment income--net                                            .32(a)      .24(a)     .24        .23       .21

Net realized and unrealized gain (loss)

   on investments                                                (.19)       1.69       1.79       2.77      1.87

Total from Investment Operations                                  .13        1.93       2.03       3.00      2.08

Distributions:

Dividends from investment income--net                            (.27)       (.18)      (.26)      (.19)     (.21)

Dividends from net realized
   gain on investments                                           (.33)       (.93)     (2.06)     (1.37)     (.08)

Total Distributions                                              (.60)      (1.11)     (2.32)     (1.56)     (.29)

Net asset value, end of period                                  15.18       15.65      14.83      15.12     13.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                               .84       13.64      15.20      24.27     17.76
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00        2.00       2.00       2.00      2.00

Ratio of net investment income

   to average net assets                                         2.07        1.55       1.70       1.47      1.65

Portfolio Turnover Rate                                        100.47      104.42      69.71      98.88     85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         223,096     205,491     62,324     28,940     9,141

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               Year Ended October 31,
                                                                    --------------------------------------------
CLASS C SHARES                                                   2000       1999      1998       1997     1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.70      14.87     15.16      13.70    11.90

Investment Operations:

Investment income--net                                            .32(a)     .24(a)    .22        .24      .25

Net realized and unrealized gain (loss)

   on investments                                                (.19)      1.71      1.81       2.78     1.84

Total from Investment Operations                                  .13       1.95      2.03       3.02     2.09

Distributions:

Dividends from investment income--net                            (.27)      (.19)     (.26)      (.19)    (.21)

Dividends from net realized
   gain on investments                                           (.33)      (.93)    (2.06)     (1.37)    (.08)

Total Distributions                                              (.60)     (1.12)    (2.32)     (1.56)    (.29)

Net asset value, end of period                                  15.23      15.70     14.87      15.16    13.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                              .90      13.59     15.24      24.41    17.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00       2.00      2.00       2.00    2.00

Ratio of net investment income

   to average net assets                                         2.07       1.57      1.69       1.47    1.62

Portfolio Turnover Rate                                        100.47     104.42     69.71      98.88   85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          60,237     55,723     8,004     2,017     237

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.
SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                 Year Ended October 31,
                                                                        --------------------------------------------

CLASS R SHARES                                                   2000        1999         1998         1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.70        14.88        15.18        13.72         11.92

Investment Operations:

Investment income--net                                            .47(a)       .40(a)       .38          .36           .34

Net realized and unrealized gain (loss)

   on investments                                                (.18)        1.69         1.79         2.79          1.88

Total from Investment Operations                                  .29         2.09         2.17         3.15          2.22

Distributions:

Dividends from investment income--net                            (.42)        (.34)        (.41)        (.32)         (.34)

Dividends from net realized
   gain on investments                                           (.33)        (.93)       (2.06)       (1.37)         (.08)

Total Distributions                                              (.75)       (1.27)       (2.47)       (1.69)         (.42)

Net asset value, end of period                                  15.24        15.70        14.88        15.18         13.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.86        14.76        16.37        25.56         18.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00         1.00         1.00         1.00          1.00

Ratio of net investment income

   to average net assets                                         3.07         2.54         2.71         2.44          2.68

Portfolio Turnover Rate                                        100.47       104.42        69.71        98.88         85.21
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         424,083      397,234      207,132      148,605       129,744

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended October 31,
                                                          ----------------------

CLASS T SHARES                                               2000      1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.68     15.43

Investment Operations:

Investment income--net                                     .   36(b)    .08(b)

Net realized and unrealized gain (loss)

   on investments                                            (.15)      .17

Total from Investment Operations                              .21       .25

Distributions:

Dividends from investment income--net                       (.35)        --

Dividends from net realized gain on investments             (.33)        --

Total Distributions                                         (.68)        --

Net asset value, end of period                              15.21     15.68
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                         1.35      1.62(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.50       .32(d)

Ratio of net investment income

   to average net assets                                     2.52        .40(d)

Portfolio Turnover Rate                                    100.47     104.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,154         26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/ Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the fund's investment adviser. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, and Class R shares and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee.
Class    R

                                                                        The Fund

shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights and privileges on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the Service) approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin
payments    are

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2000, are set forth in the Statement of Financial Futures.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $19,144,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

NOTE 2 -Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund' s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $1,847 during the period ended October 31, 2000 from commissions earned on sales of the fund shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Distribution and service plan: Under the Distribution plan ("Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $842,256, $1,643,704, $448,618 and $902, respectively, pursuant to the Plan, of which $598,469, $1,107,877, $302,059 and $817 for Class A, Class B,
Class C and Class T shares, respectively, were paid to DSC. Class B, Class C and Class T shares were charged $547,901, $149,540 and $902, respectively, pursuant to the service plan, of which $369,292, $100,686 and $817 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2000, amounted to $1,201,071,810 and $984,302,764, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$70,604,353,   consisting  of  $98,699,412  gross  unrealized  appreciation  and
$28,095,059 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Balanced Fund (the "Fund") of the The Dreyfus/Laurel Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.1260 per share as a long-term capital gain distribution paid on December 6, 1999.

The fund also designates 14.54% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Balanced Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  342AR0010




Dreyfus Premier

Large Company

Stock Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            29   Independent Auditors' Report

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Large Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Large Company Stock Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Large Company Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced total returns of 6.80% for Class A shares; 5.98% for Class B shares; 6.02% for Class C shares; 7.10% for Class R shares; and 6.55% for Class T shares.(1) For the same period, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 6.08%.(2)

We attribute the fund' s good relative performance to our stock selection process, which worked reasonably well despite unusually volatile market conditions. Such conditions do not generally favor the fund's disciplined, quantitative investment approach.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks he wishes to purchase, and whether he feels any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the fund held positions in approximately 134 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 26% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

U.S. stock market volatility during the period was largely due to a sharp rise in technology stocks during the first half and a sharp decline in the second half. Consistent with our investment approach, the fund held approximately the same percentage of technology stocks as the S& P 500 Index. As a result, technology-related holdings drove the fund's positive returns during the first half of the period, and were the primary reason the fund gave up some ground in the second half. We benefited from holding relatively large positions of some of the sector' s best performers, such as Corning, and from avoiding some of the sector' s poorest performers. However, we failed to hold, or held smaller positions than the S& P 500 Index, in some technology stocks that performed relatively well.

We also experienced similarly mixed results in a variety of other industry groups. For example, performance was enhanced by relatively large holdings of pharmaceutical company Warner-Lambert, The Hartford Financial Services Group,
and   diversified   manufacturing  and  services  company  Tyco  International.
Conversely, performance suffered from the fund's exposure to telephone companies Sprint and AT&T, which faced rising competition in the long-distance market.

Although we succeeded in assembling a portfolio that generally equaled or bettered the benchmark's results, we were disappointed with the performance of the quantitative model that helps us choose securities. High levels of market volatility undermined the effectiveness of our model, which depends on using data from one month to identify stocks that will outperform during the next.

What is the fund's current strategy?

As of October 31, 2000, we have continued to adhere to our long-standing asset allocation, security selection and risk management strategies in our efforts to outperform the S& P 500 Index. Our sector neutral asset allocation strategy is designed to reduce certain risks by allocating assets among various industry groups in proportions consistent with our benchmark. At the same time, our stock selection strategy is driven by our quantitative model, which has historically been an effective instrument for distinguishing between what we believe to be attractive and unattractive stocks. However, we are currently looking for ways to increase our model' s effectiveness in volatile market environments.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC.-- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Large Company Stock Fund Class A and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A AND CLASS R SHARES OF DREYFUS PREMIER LARGE COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                                             Inception                                     From
                                                                               Date          1 Year          5 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                     9/2/94          0.67%          19.57%       19.46%
WITHOUT SALES CHARGE                                                          9/2/94          6.80%          20.99%       20.61%

CLASS B SHARES
WITH REDEMPTION((+))                                                          1/16/98         1.98%            --         14.30%
WITHOUT REDEMPTION                                                            1/16/98         5.98%            --         15.14%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                       1/16/98         5.02%            --         15.15%
WITHOUT REDEMPTION                                                            1/16/98         6.02%            --         15.15%

CLASS R SHARES                                                                9/2/94          7.10%          21.28%       20.89%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      8/16/99         1.76%            --          2.84%
WITHOUT SALES CHARGE                                                          8/16/99         6.55%            --          6.83%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES WILL CONVERT TO
CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--99.1%                                                                            Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.8%

Anheuser-Busch Cos.                                                                              40,480                1,851,960

CONSUMER CYCLICAL--7.1%

Best Buy                                                                                         17,580  (a)             882,296

Costco Wholesale                                                                                 27,800  (a)           1,018,175

Ford Motor                                                                                       31,909                  833,623

Harley-Davidson                                                                                  20,300                  978,206

Home Depot                                                                                       49,700                2,137,100

Limited                                                                                          48,800                1,232,200

Lowe's Cos.                                                                                      25,640                1,171,427

RadioShack                                                                                       18,040                1,075,635

Safeway                                                                                          23,200  (a)           1,268,750

Target                                                                                           43,480                1,201,135

US Airways Group                                                                                 15,990  (a)             603,623

Visteon                                                                                               1                       18

Wal-Mart Stores                                                                                  84,880                3,851,430

                                                                                                                      16,253,618

CONSUMER STAPLES--5.5%

Avon Products                                                                                    20,100                  974,850

Coca-Cola                                                                                        45,700                2,759,137

General Mills                                                                                    21,960                  916,830

Heinz (H.J.)                                                                                     30,200                1,266,513

Keebler Foods                                                                                     9,100                  368,550

PepsiCo                                                                                          47,390                2,295,453

Procter & Gamble                                                                                 32,170                2,298,144

Quaker Oats                                                                                      13,950                1,137,797

Ralston Purina Group                                                                             29,860                  724,105

                                                                                                                      12,741,379

ELECTRONIC EQUIPMENT--5.7%

CIENA                                                                                             5,200  (a)             546,650

Comverse Technology                                                                               7,000  (a)             782,250

Corning                                                                                          28,670                2,193,255

Danaher                                                                                           8,400                  530,250

Harris                                                                                           17,300                  548,194

Motorola                                                                                         38,851                  968,847

Nokia, ADS                                                                                       26,280                1,123,470

Nortel Networks                                                                                  70,200                3,194,100

SCI Systems                                                                                      18,120  (a)             779,160


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT (CONTINUED)

Sanmina                                                                                          10,800  (a)           1,234,575

Solectron                                                                                        19,100  (a)             840,400

Tellabs                                                                                           9,590  (a)             478,901

                                                                                                                      13,220,052

ENERGY RELATED--7.2%

Baker Hughes                                                                                     20,800                  715,000

Coastal                                                                                          12,550                  946,741

Enron                                                                                            23,510                1,929,289

Exxon Mobil                                                                                      74,800                6,671,225

Kerr-McGee                                                                                       15,920                1,039,775

Noble Drilling                                                                                   16,200  (a)             673,312

Royal Dutch Petroleum (New York Shares)                                                          40,460                2,402,312

Schlumberger                                                                                     19,100                1,453,987

USX-Marathon Group                                                                               30,000                  815,625

                                                                                                                      16,647,266

HEALTH CARE--11.1%

Abbott Laboratories                                                                              41,800                2,207,562

American Home Products                                                                           38,800                2,463,800

Amgen                                                                                            32,120  (a)           1,860,952

Cardinal Health                                                                                  12,100                1,146,475

Elan, ADS                                                                                        16,250  (a)             843,984

Genentech                                                                                        11,800  (a)             973,500

Guidant                                                                                          13,700  (a)             725,244

Lilly (Eli) & Co.                                                                                22,361                1,998,514

MedImmune                                                                                        11,500  (a)             751,813

Medtronic                                                                                        34,120                1,853,143

Pfizer                                                                                          138,485                5,980,821

Pharmacia                                                                                        40,500                2,227,500

Schering-Plough                                                                                  48,530                2,508,394

                                                                                                                      25,541,702

INTEREST SENSITIVE--20.1%

ACE                                                                                              18,090                 710,032

Allstate                                                                                         27,982               1,126,276

Ambac Financial Group                                                                             9,310                 743,054

American General                                                                                 18,090               1,456,245

Bank of America                                                                                  50,800               2,441,575

CIGNA                                                                                             8,970               1,093,892

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Chase Manhattan                                                                                  63,905               2,907,677

Citigroup                                                                                        58,513               3,079,247

Fannie Mae                                                                                       24,370               1,876,490

FleetBoston Financial                                                                            74,400               2,827,200

General Electric                                                                                203,750              11,168,047

Hartford Financial Services Group                                                                35,100               2,612,756

Lehman Brothers Holdings                                                                         38,360               2,474,220

MBNA                                                                                             60,120               2,258,257

Merrill Lynch                                                                                    29,960               2,097,200

Morgan Stanley Dean Witter & Co.                                                                 12,440                 999,088

PNC Financial Services Group                                                                     15,580               1,041,913

Providian Financial                                                                              11,300               1,175,200

SunTrust Banks                                                                                   10,890                 531,568

UnitedHealth Group                                                                               12,380               1,354,063

Wells Fargo                                                                                      48,590               2,250,324

                                                                                                                     46,224,324

INTERNET RELATED--.9%

America Online                                                                                   28,780  (a)           1,451,375

Yahoo!                                                                                            8,900  (a)             521,763

                                                                                                                       1,973,138

PRODUCER GOODS--6.0%

Alcoa                                                                                            29,160                  836,528

Boeing                                                                                           20,600                1,396,938

Canadian National Railway                                                                        12,580                  396,270

International Paper                                                                              19,900                  728,838

Martin Marietta Materials                                                                         8,100                  311,040

Minnesota Mining & Manufacturing                                                                 17,430                1,684,174

Praxair                                                                                          11,300                  420,925

Southdown                                                                                        13,560                  961,065

Temple-Inland                                                                                     8,500                  380,375

Tyco International                                                                               74,160                4,203,945

Union Carbide                                                                                    26,100                1,122,300

United Technologies                                                                              18,690                1,304,796

                                                                                                                      13,747,194

SERVICES--6.4%

AT&T--Liberty Media, Cl. A                                                                       38,900  (a)             700,200

Automatic Data Processing                                                                        21,000                1,371,563


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

Clear Channel Communications                                                                     18,558  (a)           1,114,640

Disney (Walt)                                                                                    38,800                1,389,525

Fox Entertainment Group, Cl. A                                                                   24,120  (a)             518,580

Hispanic Broadcasting                                                                            13,400  (a)             418,750

Infinity Broadcasting, Cl. A                                                                     22,980  (a)             764,085

Omnicom Group                                                                                    13,130                1,211,243

Seagram                                                                                          10,700                  611,237

Time Warner                                                                                      35,710                2,710,746

Viacom, Cl. B                                                                                    33,310  (a)           1,894,506

Vodafone Group, ADR                                                                              34,900                1,485,431

VoiceStream Wireless                                                                              4,100  (a)             539,150

                                                                                                                      14,729,656

TECHNOLOGY--21.1%

Altera                                                                                           21,800  (a)             892,438

Amdocs                                                                                            6,000  (a)             388,875

Analog Devices                                                                                   17,000  (a)           1,105,000

Applied Materials                                                                                11,600  (a)             616,250

Cisco Systems                                                                                   139,000  (a)           7,488,625

Compaq Computer                                                                                  37,200                1,131,252

Dell Computer                                                                                    52,560  (a)           1,550,520

EMC                                                                                              45,640  (a)           4,064,813

Gateway                                                                                          17,000  (a)             877,370

Intel                                                                                           134,700                6,061,500

International Business Machines                                                                  37,890                3,732,165

Linear Technology                                                                                20,200               1,304,163

Maxim Integrated Products                                                                        16,920  (a)           1,122,007

Micron Technology                                                                                20,100  (a)             698,475

Microsoft                                                                                        74,750  (a)           5,148,406

Network Appliance                                                                                15,000  (a)           1,785,000

Oracle                                                                                          132,560  (a)           4,374,480

Siebel Systems                                                                                   12,700  (a)           1,332,706

Sun Microsystems                                                                                 39,560  (a)           4,386,215

Symantec                                                                                         14,000  (a)             546,875

                                                                                                                      48,607,135

UTILITIES--7.2%

AT&T                                                                                             82,240                1,906,940

Calpine                                                                                          12,900  (a)           1,018,294

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)

Exelon                                                                                           19,100                1,148,387

GPU                                                                                              19,030                  629,179

Public Service Enterprise Group                                                                  14,830                  615,445

Qwest Communications International                                                               48,581  (a)           2,362,251

Reliant Energy                                                                                   23,000                  950,187

SBC Communications                                                                               85,145                4,911,802

Sprint (FON Group)                                                                               45,700                1,165,350

WorldCom                                                                                         73,855  (a)           1,754,056

                                                                                                                      16,461,891

TOTAL COMMON STOCKS

   (cost $184,539,265)                                                                                               227,999,315
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

   Goldman Sachs & Co., Tri-Party Repurchase
   Agreement, 6.55% dated 10/31/2000,
   due 11/1/2000 in the amount of
   $1,350,246 (fully collateralized
   by $1,298,000 U.S. Treasury Notes,
   6.50%, 2/15/2010, value $1,377,309)
   (cost $1,350,000)                                                                          1,350,000                1,350,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $185,889,265)                                                             99.7%              229,349,315

CASH AND RECEIVABLES (NET)                                                                          .3%                  682,611

NET ASSETS                                                                                       100.0%              230,031,926

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost      Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1 (c)            185,889,265  229,349,315

Cash                                                                    284,293

Receivable for investment securities sold                               754,474

Receivable for shares of Capital Stock subscribed                       736,385

Dividends and interest receivable                                        97,518

                                                                    231,221,985
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   291,382

Payable for investment securities purchased                             822,245

Payable for shares of Capital Stock redeemed                             76,432

                                                                      1,190,059
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      230,031,926
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     189,257,954

Accumulated net realized gain (loss) on investments                  (2,686,078)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             43,460,050
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      230,031,926

NET ASSET VALUE PER SHARE

                                        Class A          Class B         Class C           Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        71,133,008       98,883,640      30,212,769        28,492,176            1,310,333

Shares Outstanding                     2,779,901        3,929,867       1,200,426         1,110,418               51,357
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           25.59           25.16           25.17              25.66                25.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13,554 foreign taxes withheld at source)     1,991,083

Interest                                                               128,293

TOTAL INCOME                                                         2,119,376

EXPENSES:

Management fee--Note 2(a)                                            1,837,376

Distribution and service fees--Note 2(b)                             1,246,121

Loan commitment fees--Note 4                                             1,626

TOTAL EXPENSES                                                       3,085,123

INVESTMENT (LOSS)                                                     (965,747)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (2,122,199)

Net unrealized appreciation (depreciation) on investments           13,391,931

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,269,732

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,303,985

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000           1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (965,747)            (121,597)

Net realized gain (loss) on investments       (2,122,199)            (282,289)

Net unrealized appreciation (depreciation)
   on investments                             13,391,931           21,415,606

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  10,303,985           21,011,720
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (52,833)

Class R shares                                         --            (109,997)

Net realized gain on investments:

Class A shares                                   (22,246)          (1,520,037)

Class B shares                                   (24,471)            (912,663)

Class C shares                                    (9,708)            (291,767)

Class R shares                                   (12,878)          (1,678,760)

Class T shares                                       (25)                   --

TOTAL DIVIDENDS                                  (69,328)          (4,566,057)

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000           1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 37,610,957         31,597,928

Class B shares                                 51,546,867         40,780,563

Class C shares                                 11,835,114         20,617,520

Class R shares                                    583,594          1,231,238

Class T shares                                  1,294,736             38,917

Dividends reinvested:

Class A shares                                     19,447          1,351,183

Class B shares                                     19,815            795,685

Class C shares                                      7,072            187,918

Class R shares                                     10,968          1,549,773

Class T shares                                         25                 --

Cost of shares redeemed:

Class A shares                                (22,026,449)       (12,114,117)

Class B shares                                (11,046,332)        (4,710,006)

Class C shares                                 (6,252,326)        (2,299,576)

Class R shares                                 (5,802,407)        (6,383,006)

Class T shares                                    (10,910)              (412)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  57,790,171         72,643,608

TOTAL INCREASE (DECREASE) IN NET ASSETS        68,024,828         89,089,271
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                           162,007,098         72,917,827

END OF PERIOD                                 230,031,926        162,007,098

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000           1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                     1,474,815         1,393,914

Shares issued for dividends reinvested                771            64,384

Shares redeemed                                  (862,235)         (535,102)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     613,351           923,196
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                     2,039,092         1,791,184

Shares issued for dividends reinvested                793            37,850

Shares redeemed                                 (438,085)          (207,883)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,601,800         1,621,151
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       466,874           917,025

Shares issued for dividends reinvested                283             8,996

Shares redeemed                                  (245,642)         (101,830)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     221,515           824,191
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        22,675            55,010

Shares issued for dividends reinvested                434            73,922

Shares redeemed                                  (226,925)         (279,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (203,816)         (150,527)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        50,040             1,705

Shares issued for dividends reinvested                  1                --

Shares redeemed                                      (372)              (17)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      49,669             1,688

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 24,775 CLASS B SHARES REPRESENTING $616,115 WERE AUTOMATICALLY CONVERTED TO 24,460 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 8,795 CLASS B SHARES REPRESENTING $198,413 WERE AUTOMATICALLY CONVERTED TO 8,746 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2000          1999          1998 (a)          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            23.97          20.45         18.23            14.49         12.00

Investment Operations:

Investment income (loss)--net                                    (.03)(b)        .03(b)        .07              .20           .27

Net realized and unrealized gain (loss)
   on investments                                                1.66           4.68          3.39             4.26          2.54

Total from Investment Operations                                 1.63           4.71          3.46             4.46          2.81

Distributions:

Dividends from investment income--net                              --           (.04)         (.15)            (.20)         (.20)

Dividends from net realized gain
   on investments                                                (.01)         (1.15)        (1.09)            (.52)         (.12)

Total Distributions                                              (.01)         (1.19)        (1.24)            (.72)         (.32)

Net asset value, end of period                                  25.59          23.97         20.45            18.23         14.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.80(c)       23.86(c)      19.85(c)         32.01         23.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15           1.15          1.15             1.15          1.15

Ratio of net investment income
   (loss) to average net assets                                  (.11)           .13           .52             1.23          1.81

Portfolio Turnover Rate                                         43.98          49.42         81.27            37.17         44.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          71,133         51,926        25,421            6,456         4,599

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                              Year Ended October 31,
                                                                                       --------------------------------------

CLASS B SHARES                                                                         2000          1999          1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  23.75         20.38           17.93

Investment Operations:

Investment (loss)                                                                      (.22)(b)      (.14)(b)        (.02)

Net realized and unrealized gain (loss)
   on investments                                                                      1.64          4.66            2.48

Total from Investment Operations                                                       1.42          4.52            2.46

Distributions:

Dividends from investment income--net                                                    --            --            (.01)

Dividends from net realized gain on investments                                        (.01)        (1.15)             --

Total Distributions                                                                    (.01)        (1.15)           (.01)

Net asset value, end of period                                                        25.16         23.75           20.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                   5.98         22.91           13.76(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.90          1.90            1.51(d)

Ratio of net investment (loss)

   to average net assets                                                               (.87)         (.63)           (.24)(d)

Portfolio Turnover Rate                                                               43.98         49.42           81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                98,884        55,289          14,410

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended October 31,
                                                                                       -------------------------------------

CLASS C SHARES                                                                         2000          1999          1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  23.75          20.38         17.93

Investment Operations:

Investment (loss)                                                                      (.22)(b)       (.15)(b)      (.02)

Net realized and unrealized gain (loss)
   on investments                                                                      1.65           4.67          2.48

Total from Investment Operations                                                       1.43           4.52          2.46

Distributions:

Dividends from investment income--net                                                    --             --          (.01)

Dividends from net realized gain on investments                                        (.01)         (1.15)           --

Total Distributions                                                                    (.01)         (1.15)         (.01)

Net asset value, end of period                                                        25.17          23.75         20.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                   6.02          22.97         13.70(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.90           1.90          1.51(d)

Ratio of net investment (loss)
   to average net assets                                                               (.86)          (.64)         (.24)(d)

Portfolio Turnover Rate                                                               43.98          49.42         81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                30,213         23,249         3,154

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                      Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2000          1999          1998 (a)          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            23.97         20.44          18.23            14.49         12.00

Investment Operations:

Investment income--net                                            .04(b)        .09(b)         .17              .23           .21

Net realized and unrealized gain (loss)
   on investments                                                1.66          4.67           3.33             4.27          2.63

Total from Investment Operations                                 1.70          4.76           3.50             4.50          2.84

Distributions:

Dividends from investment income--net                              --          (.08)          (.20)            (.24)         (.23)

Dividends from net realized gain
   on investments                                                (.01)        (1.15)         (1.09)            (.52)         (.12)

Total Distributions                                              (.01)        (1.23)         (1.29)            (.76)         (.35)

Net asset value, end of period                                  25.66         23.97          20.44            18.23         14.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.10         24.16          20.10            32.25         24.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .90           .90            .90              .90           .90

Ratio of net investment income
   to average net assets                                          .16           .40            .85             1.46          2.06

Portfolio Turnover Rate                                         43.98         49.42          81.27            37.17         44.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          28,492        31,503         29,933           28,224        13,387

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended October 31,
                                                      -------------------------

CLASS T SHARES                                        2000            1999 (a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   23.96          23.57

Investment Operations:

Investment (loss)                                       (.13)(b)       (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                       1.69            .40

Total from Investment Operations                        1.56            .39

Distributions:

Dividends from net realized gain on investments         (.01)           --

Net asset value, end of period                         25.51          23.96
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                    6.55           1.66(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 1.40            .30(d)

Ratio of net investment (loss)
   to average net assets                                (.49)          (.11)(d)

Portfolio Turnover Rate                                43.98          49.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  1,310          40

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and 200 million of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,016,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated investment loss by $965,747 and decreased paid-in capital by that amount. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $2,290 during the period ended October 31, 2000 from commissions earned on sales of the fund shares.

(b) Distribution and service plan: Under the distribution plan ("Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $162,098, $601,583, $209,031 and $1,602, respectively, pursuant to the plan, of which $114,575, $443,523, $147,668 and $1,489 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. Class B, Class C and Class T shares were charged $200,528, $69,677 and $1,602, respectively, pursuant to the service plan, of which $147,841, $49,223 and $1,489 for Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $145,796,231 and $88,516,595, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$43,460,050,   consisting  of  $54,403,268  gross  unrealized  appreciation  and
$10,943,218 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Large Company Stock Fund (the " Fund" ) of the The Dreyfus/Laurel Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For  Federal  tax  purposes,  the  fund  hereby designates $.0100 per share as a
long-term    capital   gain   distribution   paid   on   December   3,   1999.


NOTES

                                                           For More Information

                        Dreyfus Premier Large Company Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  318AR0010


Dreyfus Premier

Tax Managed

Growth Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                            25   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                        Tax Managed Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Tax Managed Growth Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund' s sub-investment adviser.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Tax Managed Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced total returns of 6.85% for Class A shares, 6.02% for Class B shares, 6.03% for Class C shares and 6.53% for Class T shares.(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 6.08%.(2)

We attribute the fund' s performance to relatively strong results during the second half of the period, which offset weaker performance during the first half. From November 1, 1999 through March 2000, technology-related stocks drove much of the market's rise. Since the S&P 500 Index is more heavily exposed to such companies than the fund, the S&P 500 Index rose more rapidly. Conversely, the fund outperformed the S&P 500 Index from April 2000 through the end of the period, resulting in a performance closely comparable to the S&P 500 Index for the 12-month period as a whole.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell
relatively    few    stocks    during    the    course    of   the

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

year, which helps minimize investors' tax liabilities and reduces the fund's trading costs. During the 12-month reporting period, the fund's turnover rate was 4.21% , well within our goal of an annual turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

Despite high levels of stock market volatility, especially in the technology sector, underlying economic conditions remained relatively steady. The U.S.
economy continued to grow, though the rate of growth showed signs of slowing during the second half of the period. Inflation remained in check, and interest rates leveled after rising through much of 1999 and early 2000. Our disciplined investment approach proved well suited to these conditions. After a mild rise during the first half of the period, the fund continued to deliver a positive return from mid-March 2000 through the end of the period. At the same time, the S&P 500 Index was generally declining in value.

A variety of industry groups contributed to the fund's relatively strong second-half performance. Our financial services stocks performed better than average because we concentrated on fee-based brokerage and merchant banking firms, such as Merrill Lynch and Citigroup, that are relatively insulated from the impact of rising interest rates by their business models. Our pharmaceutical holdings also performed well, as did many of our investments in multinational consumer products companies.

What is the fund's current strategy?

Much of the fund's strategy is based on our sector selection process, which is an analysis designed to identify industries that we consider likely to enjoy long-term growth. For example, developments in biotechnology and demographic shifts toward an aging population in developed countries have created long-term trends favorable to the health care industry, in our opinion. We also believe that trends toward growing global wealth have created opportunities for financial organizations with a well-established global presence and consumer products companies with globally recognized brand names. These trends have currently led us to maintain the fund's emphasis on the health care, consumer staples and financial industries, and to de-emphasize commodities and basic industries. In addition, our investment discipline continues to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates.

As of October 31, 2000, the long-term economic trends that have led us to emphasize health care, financials and consumer staples appear to remain in place. U.S. economic growth remains strong, but shows signs of subsiding to more moderate, sustainable levels. The global economy demonstrated continuing signs of improvement. As a result, we have seen little reason to alter our asset allocation model, nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Tax Managed Growth Fund Class A shares, Class B shares, Class C shares and Class T shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER TAX MANAGED GROWTH FUND ON 11/4/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/97 IS USED AS THE BEGINNING VALUE ON 11/4/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                                                    Inception                             From

                                                                                         Date            1 Year       Inception
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                              11/4/97            0.69%          12.58%
WITHOUT SALES CHARGE                                                                   11/4/97            6.85%          14.82%

CLASS B SHARES
WITH REDEMPTION ((+))                                                                  11/4/97            2.02%          13.19%
WITHOUT REDEMPTION                                                                     11/4/97            6.02%          13.97%

CLASS C SHARES
WITH REDEMPTION ((+)(+))                                                               11/4/97            5.03%          13.95%
WITHOUT REDEMPTION                                                                     11/4/97            6.03%          13.95%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                               11/4/97            1.74%          12.79%
WITHOUT SALES CHARGE                                                                   11/4/97            6.53%          14.54%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000


COMMON STOCKS--97.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.1%

Ford Motor                                                                                      314,671                8,220,779

BANKING--4.3%

Bank of America                                                                                  78,948                3,794,438

Chase Manhattan                                                                                 187,500                8,531,250

SunTrust Banks                                                                                   95,000                4,637,188

                                                                                                                      16,962,876

CAPITAL GOODS--7.9%

Emerson Electric                                                                                 70,000                5,140,625

General Electric                                                                                315,000               17,265,937

Honeywell International                                                                         100,000                5,381,250

Rockwell International                                                                           90,000                3,538,125

                                                                                                                      31,325,937

COMMUNICATIONS--5.3%

BellSouth                                                                                       160,000                7,730,000

SBC Communications                                                                              161,320                9,306,148

Verizon Communications                                                                           70,000                4,046,875

                                                                                                                      21,083,023

COMPUTERS--12.6%

Cisco Systems                                                                                   240,000               12,930,000

EMC Corp                                                                                        100,000  (a)           8,906,250

Hewlett-Packard                                                                                 200,000                9,287,500

International Business Machines                                                                 100,000                9,850,000

Microsoft                                                                                       125,000  (a)           8,609,375

                                                                                                                      49,583,125

ELECTRONICS--6.4%

Agilent Technologies                                                                             38,140  (a)           1,766,358

Conexant Systems                                                                                 55,000  (a)           1,447,188

Intel                                                                                           490,000               22,050,000

                                                                                                                      25,263,546

ENERGY--7.3%

BP Amoco, ADS                                                                                   130,000                6,621,875

Chevron                                                                                          80,000                6,570,000

Exxon Mobil                                                                                     168,806               15,055,385

Royal Dutch Petroleum, ADR                                                                       12,000                  712,500

                                                                                                                      28,959,760


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE-MISC.--9.5%

American Express                                                                                120,000                7,200,000

Citigroup                                                                                       253,333               13,331,649

Federal National Mortgage Association                                                           130,000               10,010,000

Goldman Sachs Group                                                                              30,000                2,994,375

Merrill Lynch                                                                                    60,000                4,200,000

                                                                                                                      37,736,024

FOOD & DRUGS--2.8%

Walgreen                                                                                        240,000               10,950,000

FOOD, BEVERAGE & TOBACCO--7.4%

Coca-Cola                                                                                       175,000               10,565,625

PepsiCo                                                                                         185,000                8,960,938

Philip Morris                                                                                   265,000                9,705,625

                                                                                                                      29,232,188

HEALTH CARE--14.7%

Abbott Laboratories                                                                             140,000                7,393,750

Bristol-Myers Squibb                                                                            100,000                6,093,750

Johnson & Johnson                                                                               130,000               11,976,250

Merck & Co.                                                                                     145,000               13,040,938

Pfizer                                                                                          450,000               19,434,375

                                                                                                                      57,939,063

HOUSEHOLD & PERSONAL PRODUCTS--3.9%

Colgate-Palmolive                                                                                90,000                5,288,400

Gillette                                                                                        125,000                4,359,375

Procter & Gamble                                                                                 80,000                5,715,000

                                                                                                                      15,362,775

INSURANCE--4.1%

Berkshire Hathaway, Cl. A                                                                            79  (a)           5,032,300

Berkshire Hathaway, Cl. B                                                                            15  (a)              31,545

Marsh & McLennan                                                                                 85,000               11,113,750

                                                                                                                      16,177,595

MEDIA/ENTERTAINMENT--4.6%

Fox Entertainment Group, Cl. A                                                                  120,000  (a)           2,580,000

McDonald's                                                                                      130,000                4,030,000

Time Warner                                                                                      75,000                5,693,250

Tricon Global Restaurants                                                                        12,500  (a)             375,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT (CONTINUED)

Viacom, Cl. B                                                                                   100,000  (a)           5,687,500

                                                                                                                      18,365,750

PUBLISHING--1.6%

McGraw-Hill                                                                                     100,000                6,418,750

RETAIL--1.5%

Wal-Mart Stores                                                                                 130,000                5,898,750

TRANSPORTATION--1.2%

Norfolk Southern                                                                                130,000                1,836,250

United Parcel Service, Cl. B                                                                     50,000                3,037,500

                                                                                                                       4,873,750

TOTAL COMMON STOCKS

   (cost $315,524,086)                                                                                               384,353,691
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4228

   (cost $1,391,500)                                                                             55,000                1,990,312
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

6.03%, 11/2/2000                                                                                 15,000                   14,998

6.06%, 11/16/2000                                                                                13,000                   12,968

6%, 11/24/2000                                                                                    6,000                    5,977

6.12%, 11/30/2000                                                                               272,000                  270,705

5.97%, 12/7/2000                                                                              1,943,000                1,931,206

5.98%, 12/14/2000                                                                               199,000                  197,561

5.98%, 12/21/2000                                                                             4,688,000                4,646,699

6.04%, 1/11/2001                                                                                990,000                  978,031

6.21%, 1/18/2001                                                                                124,000                  122,347

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,183,208)                                                                                                   8,180,492
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (cost $325,098,794)                                                                            99.8%              394,524,495

CASH AND RECEIVABLES (NET)                                                                          .2%                  724,818

NET ASSETS                                                                                       100.0%              395,249,313

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           325,098,794   394,524,495

Cash                                                                    148,735

Receivable for shares of Capital Stock subscribed                       946,226

Dividends receivable                                                    398,370

                                                                    396,017,826
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   615,178

Payable for shares of Capital Stock redeemed                            153,335

                                                                        768,513
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      395,249,313
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     329,123,983

Accumulated net realized gain (loss) on investments                 (3,300,371)

Accumulated net unrealized appreciation
   (depreciation) on investments--Note 3                            69,425,701
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     395,249,313

NET ASSET VALUE PER SHARE

                                                           Class A          Class B             Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           89,166,087      227,554,503         70,238,566               8,290,157

Shares Outstanding                                        4,722,357       12,311,079          3,801,935                 442,035
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                18.88            18.48              18.47                    18.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $33,457 foreign taxes withheld at source)     4,938,500

Interest                                                               517,812

TOTAL INCOME                                                         5,456,312

EXPENSES:

Management fee--Note 2(a)                                            4,124,681

Distribution and service plan fees--Note 2(b)                        3,054,832

Loan commitment fees--Note 4                                             3,366

TOTAL EXPENSES                                                       7,182,879

INVESTMENT (LOSS)                                                  (1,726,567)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (3,064,821)

Net unrealized appreciation (depreciation) on investments           27,049,024

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              23,984,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,257,636

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             ----------------------------------

                                                     2000                1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,726,567)          (1,012,047)

Net realized gain (loss) on investments       (3,064,821)            (235,550)

Net unrealized appreciation

   (depreciation) on investments              27,049,024           35,117,606

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  22,257,636           33,870,009
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 24,317,106          55,621,236

Class B shares                                 56,946,569         115,526,681

Class C shares                                 21,187,174          42,487,916

Class T shares                                  1,560,928           3,980,373

Cost of shares redeemed:

Class A shares                               (23,788,803)         (11,628,031)

Class B shares                               (33,910,333)         (14,203,323)

Class C shares                               (17,237,264)          (6,908,718)

Class T shares                                (2,212,605)          (1,137,798)

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                 26,862,772          183,738,336

TOTAL INCREASE (DECREASE) IN NET ASSETS       49,120,408          217,608,345
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           346,128,905          128,520,560

END OF PERIOD                                 395,249,313          346,128,905

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,343,470            3,316,225

Shares redeemed                                (1,314,478)            (682,806)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      28,992            2,633,419
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     3,204,019            6,940,466

Shares redeemed                                (1,919,479)            (844,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,284,540            6,095,540
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,187,082            2,553,452

Shares redeemed                                  (974,565)            (412,700)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     212,517            2,140,752
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        84,457              243,702

Shares redeemed                                  (122,975)             (68,513)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (38,518)              175,189

(A) DURING THE PERIOD ENDED OCTOBER 31, 2000, 20,995 CLASS B SHARES REPRESENTING $375,528 WERE AUTOMATICALLY CONVERTED TO 20,621 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 23,432 CLASS B SHARES REPRESENTING $393,822 WERE AUTOMATICALLY CONVERTED TO 23,192 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                 Year Ended October 31,
                                                                                       ------------------------------------------

CLASS A SHARES                                                                         2000           1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.67          14.77             12.50

Investment Operations:

Investment income--net                                                               .02(b)          .09(b)              .05

Net realized and unrealized gain (loss)

   on investments                                                                      1.19           2.81              2.23

Total from Investment Operations                                                       1.21           2.90              2.28

Dividends from investment income--net                                                    --             --              (.01)

Net asset value, end of period                                                        18.88           17.67             14.77
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                   6.85           19.64           18.26(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.35            1.35            1.34(d)

Ratio of net investment income

   to average net assets                                                                .10             .15             .52(d)

Portfolio Turnover Rate                                                                4.21            1.26             .05(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                89,166          82,943            30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 Year Ended October 31,
                                                                                       ---------------------------------------

CLASS B SHARES                                                                         2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.43           14.67           12.50

Investment Operations:

Investment (loss)                                                                  (.12)(b)        (.15)(b)            (.02)

Net realized and unrealized gain (loss)

   on investments                                                                      1.17           2.91             2.19

Total from Investment Operations                                                       1.05           2.76             2.17

Net asset value, end of period                                                        18.48          17.43            14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                   6.02          18.81          17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.10           2.10           2.09(d)

Ratio of investment (loss)

   to average net assets                                                              (.65)           (.60)         (.27)(d)

Portfolio Turnover Rate                                                                4.21           1.26            .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               227,555        192,196           72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                 Year Ended October 31,
                                                                                       -----------------------------------------

CLASS C SHARES                                                                         2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.42           14.66            12.50

Investment Operations:

Investment (loss)                                                                  (.12)(b)        (.14)(b)            (.02)

Net realized and unrealized gain (loss)

   on investments                                                                      1.17            2.90            2.18

Total from Investment Operations                                                       1.05            2.76            2.16

Net asset value, end of period                                                        18.47           17.42           14.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                                   6.03           18.74         17.36(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.10            2.10          2.09(d)

Ratio of investment (loss)

   to average net assets                                                              (.64)           (.60)         (.26)(d)

Portfolio Turnover Rate                                                                4.21           1.26            .05(d
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                70,239          62,533          21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 Year Ended October 31,
                                                                                       ------------------------------------------

CLASS T SHARES                                                                         2000           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.60           14.74            12.50

Investment Operations:

Investment income (loss)-net                                                       (.03)(b)          .12(b)              .03

Net realized and unrealized gain (loss)

   on investments                                                                      1.18            2.74             2.22

Total from Investment Operations                                                       1.15            2.86             2.25

Dividends from investment income-net                                                     --             --              (.01)

Net asset value, end of period                                                        18.75           17.60            14.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                                   6.53           19.40            17.97(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.60            1.60             1.59(d)

Ratio of net investment income (loss)

   to average net assets                                                              (.14)           (.10)             .25(d)

Portfolio Turnover Rate                                                                4.21           1.26              .05(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                 8,290          8,457             4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,301,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $236,000 of the carryover expires in fiscal 2007 and $3,065,000 expires in fiscal 2008.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,726,567 and decreased paid-in capital by that amount. Net assets were not effected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager pays Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

DSC retained $8,776 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.


(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A may pay annually up to
 . 25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of
 . 25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $218,483, $1,598,576, $499,115 and $19,714, respectively, pursuant to the Plan, of which $147,071, $1,092,611, $336,106 and $12,965 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. During the period ended October 31, 2000, Class B, Class C and
Class T shares were charged $532,859, $166,371 and $19,714, respectively, pursuant to the service plan, of which $364,204, $112,035 and $12,965 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

(c)  Brokerage  commissions:  During the period ended October 31, 2000, the fund
incurred    total    brokerage    commissions   of   $51,275,   of

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which $9,740 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $42,688,495 and $15,357,320, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$69,425,701,   consisting  of  $84,931,690  gross  unrealized  appreciation  and
$15,505,989 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Tax Managed Growth Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from November 4, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 4, 1997 (commencement of operations) to October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000

                                                             The Fund


                                                           For More Information

                        Dreyfus Premier Tax Managed Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                      Investment Advisor

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Advisor

                        Fayez Sarofim & Co.

                        Two Houston Center

                        Suite 2907

                        Houston, TX 77010

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  149AR0010



Dreyfus Premier

Small Company

Stock Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            29   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Small Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Small Company Stock Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Anthony Galise.

The Russell 2000 Index, a broad measure of small-cap stock performance, rose more than 17% over the 12-month reporting period. Investor enthusiasm over technology stocks drove the market to new highs. Conversely, in the first nine months of 2000, the small-cap investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Small Company Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Anthony Galise, Portfolio Manager

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's Class A, B, C, R and T shares produced total returns of 20.50%, 19.68%, 19.66%, 20.82% and 20.28%, respectively.(1) In comparison, the Russell 2500 Index, the fund's benchmark, produced a total return of 23.27% for the same period.(2)

We attribute the fund's slight underperformance to the first four months of the reporting period, when technology and biotechnology companies with little or no earnings dominated the benchmark' s total return. This fund generally avoids investing in unprofitable companies and during the reporting period our lack of emphasis there held back our performance. However, later in the period, the fund was able to benefit when investors began to prefer more reasonably valued companies with rising profits.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small- and mid-cap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company' s profit growth compares to other companies in its industry. The third factor is relative financial strength, which examines financial attributes such as the debt level of a company.

Using insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we use portfolio construction techniques

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

What other factors influenced the fund's performance?

From November 1999 through March 2000, the gains achieved by the U.S. stock market were predominantly generated from technology stocks. However, many of these companies, which were plentiful in the Russell 2500 Index, were reporting losses and were unlikely participants in the fund's portfolio because our investment process places a strong emphasis on a company's profitability. This limited exposure to technology stocks hurt the fund's relative performance in the early months of the period.

By mid-March, investors had become concerned about a return of inflation and rising interest rates. The high-flying technology stocks sold off, and "old economy" stocks -- those companies that are not related to the Internet -- bounced back. By carefully selecting what we believed were the best stocks within the old economy, the fund was able to produce higher returns than the benchmark during the second half of the reporting period. In this comeback, the strongest areas included three sectors: electric utilities, health care and financial services.

Two of the fund' s largest holdings, Calpine and Dynegy, illustrate our commitment to the electric utilities area. Both companies have been profitable and leaders in their market niche. In addition, they are benefiting from the shrinking supply and rapid growth in demand for electric power.

Within the health care sector, Medicare hospital reimbursement levels have improved, resulting in increased stock prices for many hospital-related companies. For example, one of the fund' s stocks, AmeriSource Health, a wholesale distributor of pharmaceutical products, benefited from the improved fiscal health of its hospital customers.


Finally, many financial services companies reported improved profits, including the fund's holdings in Radian Group, a company that provides private residential mortgage insurance. During the fiscal year, the booming economy created a vibrant housing market throughout the United States, causing Radian's business volume to increase. Another big winner for the fund was Ambac Financial Group, a company that insures municipal bonds against default. Ambac has been able to benefit from the strong economy, which in turn decreases the probability that a
municipality    will    be    unable    to    pay    bondholders.

What is the fund's current strategy?

We plan to continue our investment strategy and methodology by seeking companies that we believe have superior earnings growth and are selling at reasonable valuation levels. In addition, we intend to invest in companies in the same proportion as the Russell 2500 Index -- including certain technology stocks that meet the fund's criteria, despite the sector's recent difficulties. By carefully selecting those technology stocks that, in our view, offer the best relative value, we believe that we can offer investors the potential to benefit from this
exciting    industry.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Stock Fund Class A shares and Class R shares and the Russell 2500 Index

((+))  SOURCE: THE FRANK RUSSELL COMPANY.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS R SHARES OF DREYFUS PREMIER SMALL COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON CLASS A AND CLASS R SHARES. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                              Inception                                            From

                                              Date            1 Year             5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                     9/2/94          13.56%             10.45%            13.27%
WITHOUT SALES CHARGE                          9/2/94          20.50%             11.77%            14.36%

CLASS B SHARES
WITH REDEMPTION((+))                        12/19/94          15.68%             10.62%            15.20%
WITHOUT REDEMPTION                          12/19/94          19.68%             10.88%            15.29%

CLASS C SHARES
WITH REDEMPTION((+)(+))                     12/19/94          18.66%             10.91%            15.30%
WITHOUT REDEMPTION                          12/19/94          19.66%             10.91%            15.30%

CLASS R SHARES                                9/2/94          20.82%             12.01%            14.61%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                     8/16/99          14.83%                --             11.95%
WITHOUT SALES CHARGE                         8/16/99          20.28%                --             16.31%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--96.6%                                    Shares               Value ($)
--------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.9%

Constellation Brands, Cl. A                             29,110  (a)           1,419,112

R.J. Reynolds Tobacco Holdings                          75,500                2,699,125

                                                                              4,118,237

CONSUMER CYCLICAL--8.0%

BJ's Wholesale Club                                     71,230  (a)           2,346,138

Bed Bath & Beyond                                      137,160  (a)           3,540,442

Brinker International                                   60,700  (a)           2,382,475

CDW Computer Centers                                    42,400  (a)           2,732,150

Chico's FAS                                             80,500  (a)           2,606,187

Continental Airlines, Cl. B                             52,780  (a)           2,770,950

Darden Restaurants                                      85,320                1,919,700

Dollar Tree Stores                                      67,165  (a)           2,627,831

Ethan Allen Interiors                                   80,050                2,341,463

Family Dollar Stores                                   120,000                2,332,500

International Game Technology                           33,400  (a)           1,223,275

Liz Claiborne                                           49,400                2,099,500

Michaels Stores                                         50,500  (a)           1,227,781

Miller (Herman)                                         73,300                1,914,963

Ryan's Family Steak House                              210,420  (a)           1,762,268

Zale                                                    52,290  (a)           1,771,324

                                                                             35,598,947

CONSUMER STAPLES--2.0%

Energizer Holdings                                      96,100  (a)           1,897,975

Pepsi Bottling Group                                    86,910                3,009,259

SUPERVALU                                              120,075                1,846,153

Suiza Foods                                             49,647  (a)           2,299,277

                                                                              9,052,664

ELECTRONIC EQUIPMENT--7.3%

APW                                                     55,890  (a)           2,581,419

American Tower, Cl. A                                   78,720  (a)           3,222,600

Cabot Microelectronics                                  26,538  (a)           1,172,648

Cognex                                                  38,720  (a)           1,297,120

Flextronics International                               46,600  (a)           1,770,800

GlobeSpan                                               22,470  (a)           1,728,786

Plantronics                                             79,380  (a)           3,621,712

Polycom                                                 58,000  (a)           3,770,000

Powerwave Technologies                                  74,080  (a)           3,565,100


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT (CONTINUED)

SCI Systems                                             95,100  (a)           4,089,300

SPX                                                     15,400  (a)           1,903,825

Scientific-Atlanta                                      22,080                1,511,100

Vishay Intertechnology                                  71,750  (a)           2,152,500

                                                                             32,386,910

ENERGY--8.7%

BJ Services                                            111,600                5,852,025

Devon Energy                                            60,520                3,050,208

Kerr-McGee                                              43,270                2,826,072

KeySpan                                                 77,500                2,727,031

Kinder Morgan                                          124,810                4,812,986

MCN Energy Group                                       108,640                2,675,260

Nabors Industries                                       85,700  (a)           4,362,130

Newfield Exploration                                    68,350  (a)           2,580,213

Noble Drilling                                          89,100  (a)           3,703,219

Smith International                                     54,570  (a)           3,847,185

Ultramar Diamond Shamrock                               86,290                2,265,113

                                                                             38,701,442

HEALTH CARE--15.0%

AmeriSource Health, Cl. A                              138,060  (a)           5,996,981

Bard (C.R.)                                             51,660                2,163,263

Biovail                                                129,594  (a)           2,776,125

Chiron                                                  31,220  (a)           1,352,216

Edwards Lifesciences                                   117,300  (a)           1,576,219

Forest Laboratories                                     37,710  (a)           4,996,575

Genzyme                                                 64,670  (a)           4,591,570

Health Management Associates, Cl. A                    174,500  (a)           3,457,281

IDEXX Laboratories                                      90,140  (a)           2,163,360

IVAX                                                    93,500  (a)           4,067,250

Laboratory Corporation of America Holdings              20,000  (a)           2,697,500

Lincare Holdings                                        80,090  (a)           3,368,786

Millennium Pharmaceuticals                              90,200  (a)           6,545,137

MiniMed                                                 67,640  (a)           4,933,493

Orthodontic Centers of America                         160,140  (a)           5,344,672

Regeneron Pharmaceuticals                               44,710  (a)           1,195,993

St. Jude Medical                                        58,200  (a)           3,201,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Waters                                                  82,820  (a)           6,009,626

                                                                             66,437,047

INTEREST SENSITIVE--12.9%

Allmerica Financial                                     24,430                1,540,617

Ambac Financial Group                                   60,560                4,833,445

Bank United, Cl. A                                      63,720                3,612,127

Banknorth Group                                        147,170                2,667,456

Charter One Financial                                  124,425                2,853,998

City National                                          103,200                3,547,500

Edwards (A.G.)                                          52,160                2,647,120

Gallagher (Arthur J.)                                   52,240                3,297,650

GreenPoint Financial                                    85,870                2,554,633

Investment Technology Group                             52,627  (a)           1,894,572

M&T Bank                                                64,860                3,255,972

Mercantile Bankshares                                   90,800                3,416,350

Metris                                                  88,050                2,850,619

Mutual Risk Management                                  96,090                1,741,631

Old Kent Financial                                      62,233                1,723,076

Pacific Gulf Properties                                      1                       27

People's Bank                                           65,400                1,324,350

Protective Life                                         75,750                1,751,719

Radian Group                                            76,744                5,439,231

TCF Financial                                           96,500                3,902,219

Waddell & Reed Financial, Cl. A                         77,995                2,486,091

                                                                             57,340,403

INTERNET--1.1%

Art Technology Group                                    14,700  (a)             922,425

Macromedia                                              29,700  (a)           2,288,756

Safeguard Scientifics                                   54,750  (a)             841,781

SonicWALL                                               44,460  (a)             664,121

                                                                              4,717,083

PRODUCER GOODS & SERVICES--7.5%

American Standard                                       59,580  (a)           2,733,233

AptarGroup                                              70,840                1,465,503

Bowater                                                 44,600                2,413,975

CNF Transportation                                      74,430                1,986,351

CSX                                                    107,300                2,716,031


COMMON STOCKS (CONTINUED)                               Shares                Value ($)
--------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Cabot                                                   94,620                2,081,640

Cytec Industries                                        74,290  (a)           2,572,291

FMC                                                     33,600  (a)           2,553,600

Goodrich (B.F.)                                         58,200                2,382,563

Pentair                                                 56,100                1,672,481

Quanta Services                                         52,525  (a)           1,631,558

Southdown                                               37,789                2,678,295

Sybron International                                    110,730  (a)           2,740,567

Teekay Shipping                                         30,500                1,139,938

Temple-Inland                                           26,080                1,167,080

Terex                                                   94,500  (a)           1,163,531

                                                                             33,098,637

SERVICES--9.6%

Avis Group Holdings                                     75,090  (a)           2,243,314

Convergys                                               83,160  (a)           3,622,657

DST Systems                                             72,780  (a)           4,485,067

E.W. Scripps                                            59,342                1,326,531

Fiserv                                                  60,400  (a)           3,167,225

Hispanic Broadcasting                                   86,700  (a)           2,709,375

Reader's Digest Association, Cl. A                      72,300                2,652,506

Republic Services                                      157,500  (a)           2,116,406

Robert Half International                              117,740  (a)           3,591,070

SunGard Data Systems                                   100,430  (a)           5,134,484

Telephone and Data Systems                              27,500                2,901,250

Univision Communications, Cl. A                         98,700  (a)           3,775,275

Viad                                                    80,600                1,722,825

Western Wireless, Cl. A                                 44,300  (a)           2,104,250

Westwood One                                            65,560  (a)           1,241,543

                                                                             42,793,778

TECHNOLOGY--14.4%

Brocade Communications Systems                          16,100  (a)           3,660,737

Henry (Jack) & Associates                               43,000                2,365,000

Intergrated Device Technology                           48,400  (a)           2,725,525

Intuit                                                  98,700  (a)           6,063,881

JNI                                                     43,300  (a)           3,856,406

Lattice Semiconductor                                   80,440  (a)           2,347,843

Manugistics Group                                       12,500  (a)           1,424,219

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                Value ($)
---------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Micrel                                                  63,300  (a)           2,864,325

Microchip Technology                                   102,750  (a)           3,249,469

Micromuse                                                9,300  (a)           1,578,094

NVIDIA                                                  37,100  (a)           2,305,417

QLogic                                                  48,800  (a)           4,721,400

RadiSys                                                 26,500  (a)             702,250

Rational Software                                       93,880  (a)           5,603,462

Semtech                                                 43,760  (a)           1,411,260

TranSwitch                                              71,780  (a)           4,145,295

TriQuint Semiconductor                                  71,140  (a)           2,725,551

Vignette                                               125,890  (a)           3,753,096

Vitesse Semiconductor                                   89,900  (a)           6,287,381

Zebra Technologies, Cl. A                               53,210  (a)           2,331,263

                                                                             64,121,874

UTILITIES--9.2%

Allegheny Energy                                       102,300                4,187,906

Ameren                                                  86,000                3,418,500

Broadwing                                              124,150  (a)           3,507,237

Calpine                                                167,180  (a)          13,196,771

DQE                                                     77,990                2,724,776

Dynegy, Cl. A                                          153,400                7,104,337

Montana Power                                           93,770                2,649,003

TECO Energy                                            150,800                4,203,550

                                                                             40,992,080

TOTAL COMMON STOCKS

   (cost $337,217,800)                                                      429,359,102


                                                     Principal

SHORT-TERM INVESTMENTS--3.4%                        Amount ($)       Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman, Sachs & Co., 6.55% dated

  10/31/2000, due 11/1/2000 in the amount

  of $15,282,780 (fully collateralized by

  $15,297,000 U.S. Treasury Notes

  6.375%, 6/30/2002, value $15,586,465)

   (cost $15,280,000)                              15,280,000        15,280,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $352,497,800)                   100.0%      444,639,102

CASH AND RECEIVABLES (NET)                                 .0%          164,366

NET ASSETS                                              100.0%      444,803,468

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            352,497,800    444,639,102

Cash                                                                     386,004

Receivable for investment securities sold                                365,004

Dividends and interest receivable                                        176,511

Receivable for shares of Capital Stock subscribed                         30,377

                                                                     445,596,998
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   488,262

Payable for investment securities purchased                             272,734

Payable for shares of Capital Stock redeemed                             32,534

                                                                        793,530
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      444,803,468
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     348,398,125

Accumulated net realized gain (loss) on investments                   4,264,041

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             92,141,302
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      444,803,468

NET ASSET VALUE PER SHARE

                                        Class A   Class B     Class C             Class R              Class T
----------------------------------------------------------------------------------------------------------------

Net Assets ($)                       17,089,772  24,766,748  4,063,701        398,875,630                7,617

Shares Outstanding                      850,278   1,288,642    211,304         19,636,255              379.986
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          20.10       19.22      19.23              20.31                20.05

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,204 foreign taxes withheld at source)      3,639,173

Interest                                                               410,469

TOTAL INCOME                                                         4,049,642

EXPENSES:

Management fee--Note 2(a)                                            5,168,773

Distribution and service fees--Note 2(b)                               336,765

Loan commitment fees--Note 4                                             3,701

TOTAL EXPENSES                                                       5,509,239

INVESTMENT (LOSS)                                                   (1,459,597)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             21,482,069

Net unrealized appreciation (depreciation) on investments           53,986,459

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              75,468,528

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                74,008,931

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000              1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,459,597)            (340,985)

Net realized gain (loss) on investments        21,482,069          (13,424,852)

Net unrealized appreciation (depreciation)
   on investments                              53,986,459           42,306,665

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   74,008,931           28,540,828
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 38,991,112           58,145,411

Class B shares                                  4,726,701            5,744,035

Class C shares                                  1,020,623            1,523,010

Class R shares                                 99,351,267          115,299,579

Class T shares                                      7,240                1,000

Cost of shares redeemed:

Class A shares                                (41,099,899)         (57,554,573)

Class B shares                                 (8,461,616)          (9,200,611)

Class C shares                                 (1,606,075)          (2,306,158)

Class R shares                                (79,651,662)         (64,595,908)

Class T shares                                     (1,082)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  13,276,609           47,055,785

TOTAL INCREASE (DECREASE) IN NET ASSETS        87,285,540           75,596,613
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           357,517,928          281,921,315

END OF PERIOD                                 444,803,468          357,517,928

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000               1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                     2,055,425             3,518,240

Shares redeemed                                (2,145,979)           (3,463,986)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (90,554)               54,254
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       257,844               363,147

Shares redeemed                                  (458,292)             (581,757)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (200,448)             (218,610)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        56,080                95,223

Shares redeemed                                   (87,778)             (145,202)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (31,698)              (49,979)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     5,067,310             6,958,746

Shares redeemed                                (4,113,804)           (3,920,202)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     953,506             3,038,544
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           380                    60

Shares redeemed                                       (60)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         320                    60

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 34,996 CLASS B SHARES REPRESENTING $632,584 WERE AUTOMATICALLY CONVERTED TO 33,617 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 19,186 CLASS B SHARES REPRESENTING $303,709 WERE AUTOMATICALLY CONVERTED TO 18,546 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Year Ended October 31,
                                                       ---------------------------------------------------------------

CLASS A SHARES                                         2000            1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  16.67           15.18         18.89          15.13         13.09

Investment Operations:

Investment (loss)                                      (.12)(a)        (.04)(a)      (.02)          (.04)         (.02)

Net realized and unrealized gain (loss)
   on investments                                      3.55            1.53         (2.78)          4.52          2.48

Total from Investment Operations                       3.43            1.49         (2.80)          4.48          2.46

Distributions:

Dividends from net realized gain
   on investments                                        --              --          (.91)          (.72)         (.42)

Net asset value, end of period                        20.10           16.67         15.18          18.89         15.13
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                  20.50            9.81        (15.42)         30.73         19.22
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.50            1.50          1.50           1.50          1.50

Ratio of investment (loss)
   to average net assets                               (.53)           (.25)         (.32)          (.35)         (.16)

Portfolio Turnover Rate                               80.12           43.32         47.44          39.18         49.03
-----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                17,090          15,688        13,462          9,190         3,884

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                          Year Ended October 31,
                                                      --------------------------------------------------------------

CLASS B SHARES                                        2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 16.06         14.75          18.51          14.95        13.05

Investment Operations:

Investment (loss)                                     (.32)(a)      (.16)(a)       (.11)          (.03)        (.07)

Net realized and unrealized gain (loss)
   on investments                                     3.48          1.47          (2.74)          4.31         2.39

Total from Investment Operations                      3.16          1.31          (2.85)          4.28         2.32

Distributions:

Dividends from net realized gain
   on investments                                      --             --           (.91)          (.72)        (.42)

Net asset value, end of period                       19.22         16.06          14.75          18.51        14.95
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 19.68          8.88         (16.10)         29.72        18.17
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               2.25          2.25           2.25           2.25         2.24

Ratio of investment (loss)
   to average net assets                             (1.26)         (.99)         (1.07)         (1.02)        (.93)

Portfolio Turnover Rate                              80.12         43.32          47.44          39.18        49.03
-----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               24,767        23,918         25,183         19,257        4,633

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Year Ended October 31,
                                                   ---------------------------------------------------------------

CLASS C SHARES                                     2000            1999           1998           1997          1996
--------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period              16.07           14.75          18.52          14.95         13.04

Investment Operations:

Investment income (loss)--net                      (.32)(a)        (.16)(a)       (.14)           .01          (.09)

Net realized and unrealized gain (loss)
   on investments                                  3.48            1.48          (2.72)          4.28          2.42

Total from Investment Operations                   3.16            1.32          (2.86)          4.29          2.33

Distributions:

Dividends from net realized gain
   on investments                                   --              --            (.91)          (.72)         (.42)

Net asset value, end of period                    19.23           16.07          14.75          18.52         14.95
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                              19.66            8.88         (16.08)         29.79         18.27
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            2.25            2.25           2.25           2.25          2.25

Ratio of investment (loss)
   to average net assets                         (1.26)            (.99)         (1.08)         (1.01)         (.93)

Portfolio Turnover Rate                          80.12            43.32          47.44          39.18         49.03
-----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)            4,064            3,906          4,323          3,647           514

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                          Year Ended October 31,
                                                 -------------------------------------------------------------------

CLASS R SHARES                                   2000             1999             1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period            16.81            15.27             18.96          15.15         13.10

Investment Operations:

Investment income (loss)--net                    (.05)(a)          .00(a,b)         (.01)           .00(b)        .01

Net realized and unrealized gain (loss)
   on investments                                3.55             1.54             (2.77)          4.53          2.48

Total from Investment Operations                 3.50             1.54             (2.78)          4.53          2.49

Distributions:

Dividends from investment income--net             --               --                 --             --         (.02)

Dividends from net realized gain on investments   --               --               (.91)          (.72)        (.42)

Total Distributions                               --               --               (.91)          (.72)        (.44)

Net asset value, end of period                  20.31            16.81             15.27          18.96        15.15
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                20.82            10.08            (15.31)         31.04        19.43
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets          1.25             1.25              1.25           1.25         1.25

Ratio of net investment income (loss)
   to average net assets                         (.27)             --               (.07)           .02          .09

Portfolio Turnover Rate                         80.12            43.32             47.44          39.18        49.03
-----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)         398,876          314,005           238,953        244,292      112,209

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Year Ended October 31,
                                                             --------------------

CLASS T SHARES                                               2000         1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        16.67          16.70

Investment Operations:

Investment (loss)                                            (.14)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                            3.52           (.01)

Total from Investment Operations                             3.38           (.03)

Net asset value, end of period                              20.05          16.67
-------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                        20.28           (.18)(d)
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.75            .35(d)

Ratio of investment (loss)
   to average net assets                                     (.82)          (.14)(d)

Portfolio Turnover Rate                                     80.12          43.32
--------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           8              1

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(TM) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,459,597 and increased accumulated net realized gain (loss) on investments by $163,455 and decreased paid-in capital by $1,623,052. Net assets were not effected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and

                                                                        The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $1,358 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.


(b) Distribution and service plan: The fund has adopted a Distribution Plan (the " Plan" ) pursuant to Rule 12b-1 under the Act relating to its Class A, Class B, Class C and Class T shares. Under the Plan, the fund may pay annually up to .25% of the value of the average daily net assets attributable to its Class A shares to compensate the distributor for shareholder servicing activities and for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2000,
Class A, Class B, Class C and Class T shares were charged $42,465, $189,314, $31,388 and $15, respectively, pursuant to the Plan, of which $28,594, $126,373, $21,201 and $13 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $63,105, $10,463 and $15, respectively, pursuant to the service plan, of which $42,125, $7,067 and $13 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $325,993,338 and $324,776,936, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $92,141,302, consisting of $115,488,621 gross unrealized appreciation and $23,347,319 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Company Stock Fund (the "Fund") of the The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

December 8, 2000

                                                             The Fund


                                                           For More Information

                        Dreyfus Premier Small Company Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  385AR0010





Dreyfus Disciplined

Stock Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Disciplined Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Disciplined Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of 6.88% .(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 6.08%.(2)

We attribute the fund's good relative performance to the success of our stock selection process in a wide variety of industry sectors. We achieved these results despite unusually volatile market conditions, which do not generally favor the fund's disciplined, quantitative investment approach.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks he wishes to purchase, and whether he feels any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of


                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent 12-month period, the fund held positions in approximately 134 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 26% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

The U.S. stock market experienced high levels of volatility throughout the period, largely due to a sharp rise in technology stocks during the first half and a sharp decline in the second half. Consistent with our investment approach, the fund held approximately the same percentage of technology stocks as the S&P 500 Index. As a result, technology-related holdings drove the fund's positive returns during the first half of the period, and were the primary reason the fund gave up some ground in the second half. We benefited from holding relatively large positions of some of the sector's best performers, such as Corning, and from avoiding some of the sector's poorest performers.

We experienced similar success in a variety of other sectors, as well. For example, performance was enhanced by relatively large holdings of pharmaceutical company Warner-Lambert, The Hartford Financial Services Group, and diversified manufacturing and services company Tyco International. Conversely, performance suffered from the fund's exposure to telephone companies Sprint and AT&T, which faced rising competition in the long-distance market.

Although we succeeded in assembling a portfolio that outperformed the S&P 500 Index, we were disappointed with the performance of the quantitative model that helps us choose securities. High levels of market volatility undermined the effectiveness of our model, which depends on using data from one month to identify stocks that may outperform during the next.


What is the fund's current strategy?

As of October 31, 2000, we continue to employ our sector neutral asset allocation strategy, which is designed to reduce certain risks by apportioning assets among various industry groups in a way that is consistent with our benchmark, the S& P 500 Index. Our stock selection strategy continues to be driven by our quantitative model, which has historically been an effective tool for distinguishing between attractive and unattractive stocks. However, we are looking for ways to increase our model' s effectiveness in volatile market environments. We continue to adhere to our long-standing asset allocation, security selection and risk management strategies in our efforts to outperform the S&P 500 Index.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                                              Inception                                                             From

                                                Date            1 Year           5 Years          10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                          12/31/87           6.88%           21.04%            19.23%          17.50%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ALL PERFORMANCE INFORMATION REFLECTS THE PERFORMANCE OF THE FUND'S PREVIOUSLY EXISTING RETAIL SHARES (WHICH WERE NOT SUBJECT TO ANY RULE 12B-1 FEE) THROUGH DECEMBER 15,1997 AND THE FUND'S SINGLE CLASS OF SHARES (WHICH ARE SUBJECT TO A
 .10% RULE 12B-1 FEE) FROM DECEMBER 16, 1997 THROUGH OCTOBER 31, 2000.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED STOCK FUND ON 12/31/87 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE DREYFUS DISCIPLINED STOCK FUND SEEKS INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) CONSISTENTLY SUPERIOR TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX BY INVESTING PRIMARILY IN EQUITY SECURITIES SELECTED THROUGH THE COMBINATION OF QUANTITATIVE SECURITY SELECTION, FUNDAMENTAL ANALYSIS AND RISK MANAGEMENT TECHNIQUES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--99.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Anheuser-Busch Cos.                                                                             620,300               28,378,725

CONSUMER CYCLICAL--7.1%

Best Buy                                                                                        270,700  (a)          13,585,756

Costco Wholesale                                                                                426,100  (a)          15,605,913

Ford Motor                                                                                      482,576               12,607,298

Harley-Davidson                                                                                 310,200               14,947,763

Home Depot                                                                                      763,900               32,847,700

Limited                                                                                         747,200               18,866,800

Lowe's Cos.                                                                                     392,600               17,936,912

RadioShack                                                                                      276,100               16,462,463

Safeway                                                                                         354,500  (a)          19,386,719

Target                                                                                          665,600               18,387,200

US Airways Group                                                                                245,300  (a)           9,260,075

Wal-Mart Stores                                                                               1,298,300               58,910,362

                                                                                                                     248,804,961

CONSUMER STAPLES--5.5%

Avon Products                                                                                   307,100               14,894,350

Coca-Cola                                                                                       698,700               42,184,012

General Mills                                                                                   335,600               14,011,300

Heinz (H.J.)                                                                                    462,600               19,400,288

Keebler Foods                                                                                   139,900                5,665,950

PepsiCo                                                                                         725,400               35,136,563

Procter & Gamble                                                                                492,200               35,161,537

Quaker Oats                                                                                     213,600               17,421,750

Ralston Purina Group                                                                            456,600               11,072,550

                                                                                                                     194,948,300

ELECTRONIC EQUIPMENT--5.8%

CIENA                                                                                            80,300  (a)           8,441,538

Comverse Technology                                                                             106,400  (a)          11,890,200

Corning                                                                                         438,800               33,568,200

Danaher                                                                                         128,200                8,092,625

Harris                                                                                          264,400                8,378,175

Motorola                                                                                        595,180               14,842,301

Nokia, ADS                                                                                      402,200               17,194,050

Nortel Networks                                                                               1,074,200               48,876,100

SCI Systems                                                                                     277,440  (a)          11,929,920

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT (CONTINUED)

Sanmina                                                                                         165,800  (a)          18,953,012

Solectron                                                                                       292,900  (a)          12,887,600

Tellabs                                                                                         147,500  (a)           7,365,781

                                                                                                                     202,419,502

ENERGY RELATED--7.2%

Baker Hughes                                                                                    318,100               10,934,687

Coastal                                                                                         192,500               14,521,719

Enron                                                                                           359,100               29,468,644

Exxon Mobil                                                                                   1,144,700               102,092,931

Kerr-McGee                                                                                      243,480               15,902,288

Noble Drilling                                                                                  247,400  (a)          10,282,563

Royal Dutch Petroleum (New York Shares)                                                         619,400               36,776,875

Schlumberger                                                                                    291,900               22,220,887

USX-Marathon Group                                                                              459,500               12,492,656

                                                                                                                     254,693,250

HEALTH CARE--11.1%

Abbott Laboratories                                                                             639,700               33,784,156

American Home Products                                                                          594,100               37,725,350

Amgen                                                                                           492,100  (a)          28,511,044

Cardinal Health                                                                                 185,900               17,614,025

Elan, ADS                                                                                       249,100  (a)          12,937,631

Genentech                                                                                       180,600  (a)          14,899,500

Guidant                                                                                         209,200  (a)          11,074,525

Lilly (Eli) & Co.                                                                               341,733               30,542,387

MedImmune                                                                                       175,700  (a)          11,486,387

Medtronic                                                                                       521,700               28,334,831

Pfizer                                                                                        2,118,500               91,492,719

Pharmacia                                                                                       620,500               34,127,500

Schering-Plough                                                                                 742,100               38,357,294

                                                                                                                     390,887,349

INTEREST SENSITIVE--20.1%

ACE                                                                                             276,300               10,844,775

Allstate                                                                                        428,060               17,229,415

Ambac Financial Group                                                                           142,600               11,381,263

American General                                                                                277,200               22,314,600

Bank of America                                                                                 777,800               37,383,012

CIGNA                                                                                           137,400               16,755,930


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Chase Manhattan                                                                                 977,670               44,483,985

Citigroup                                                                                       896,060               47,155,157

Fannie Mae                                                                                      372,600               28,690,200

FleetBoston Financial                                                                         1,139,000               43,282,000

General Electric                                                                              3,118,000               170,905,375

Hartford Financial Services Group                                                               536,400               39,928,275

Lehman Brothers Holdings                                                                        586,800               37,848,600

MBNA                                                                                            919,700               34,546,231

Merrill Lynch                                                                                   457,700               32,039,000

Morgan Stanley Dean Witter & Co.                                                                190,000               15,259,375

PNC Financial Services Group                                                                    238,900               15,976,438

Providian Financial                                                                             173,600               18,054,400

SunTrust Banks                                                                                  166,800                8,141,925

UnitedHealth Group                                                                              189,500               20,726,563

Wells Fargo                                                                                     743,300               34,424,081

                                                                                                                     707,370,600

INTERNET RELATED--.9%

America Online                                                                                  440,200  (a)          22,199,286

Yahoo!                                                                                          136,300  (a)           7,990,587

                                                                                                                      30,189,873

PRODUCER GOODS--6.0%

Alcoa                                                                                           445,600               12,783,150

Boeing                                                                                          315,000               21,360,937

Canadian National Railway                                                                       193,300                6,088,950

International Paper                                                                             303,900               11,130,338

Martin Marietta Materials                                                                       123,600                4,746,240

Minnesota Mining & Manufacturing                                                                266,900               25,789,212

Praxair                                                                                         173,600                6,466,600

Southdown                                                                                       207,300               14,692,388

Temple-Inland                                                                                   130,800                5,853,300

Tyco International                                                                            1,134,700               64,323,306

Union Carbide                                                                                   399,500               17,178,500

United Technologies                                                                             285,900               19,959,394

                                                                                                                     210,372,315

SERVICES--6.4%

AT&T-Liberty Media, Cl. A                                                                       594,800  (a)          10,706,400

Automatic Data Processing                                                                       322,100               21,037,156

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Clear Channel Communications                                                                    284,024  (a)          17,059,192

Disney (Walt)                                                                                   594,000               21,272,625

Fox Entertainment Group, Cl. A                                                                  369,500  (a)           7,944,250

Hispanic Broadcasting                                                                           205,300  (a)           6,415,625

Infinity Broadcasting, Cl. A                                                                    352,200  (a)          11,710,650

Omnicom Group                                                                                   200,700               18,514,575

Seagram                                                                                         163,800                9,357,075

Time Warner                                                                                     546,500               41,484,815

Viacom, Cl. B                                                                                   509,700  (a)          28,989,187

Vodafone Group, ADR                                                                             534,650               22,756,041

VoiceStream Wireless                                                                             62,400  (a)           8,205,600

                                                                                                                     225,453,191

TECHNOLOGY--21.2%

Altera                                                                                          334,400  (a)          13,689,500

Amdocs                                                                                           91,500  (a)           5,930,344

Analog Devices                                                                                  260,800  (a)          16,952,000

Applied Materials                                                                               177,500  (a)           9,429,688

Cisco Systems                                                                                 2,127,800  (a)         114,635,225

Compaq Computer                                                                                 569,700               17,324,577

Dell Computer                                                                                   805,000  (a)          23,747,500

EMC                                                                                             697,700  (a)          62,138,906

Gateway                                                                                         260,200  (a)          13,428,922

Intel                                                                                         2,060,900               92,740,500

International Business Machines                                                                 579,900               57,120,150

Linear Technology                                                                               308,400               19,911,075

Maxim Integrated Products                                                                       259,300  (a)          17,194,831

Micron Technology                                                                               308,300  (a)          10,713,425

Microsoft                                                                                     1,143,300  (a)          78,744,787

Network Appliance                                                                               230,100  (a)          27,381,900

Oracle                                                                                        2,028,200  (a)          66,930,600

Siebel Systems                                                                                  194,600  (a)          20,420,838

Sun Microsystems                                                                                605,300  (a)          67,112,637

Symantec                                                                                        214,200  (a)           8,367,188

                                                                                                                     743,914,593


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--7.2%

AT&T                                                                                          1,258,635               29,184,599

Calpine                                                                                         198,800  (a)          15,692,775

Exelon                                                                                          291,600               17,532,450

GPU                                                                                             291,400                9,634,412

Public Service Enterprise Group                                                                 227,000                9,420,500

Qwest Communications International                                                              743,654  (a)          36,160,176

Reliant Energy                                                                                  351,100               14,504,819

SBC Communications                                                                            1,302,331               75,128,220

Sprint (FON Group)                                                                              699,800               17,844,900

WorldCom                                                                                      1,130,500  (a)          26,849,375

                                                                                                                     251,952,226

TOTAL COMMON STOCKS

  (cost $2,501,642,833)                                                                                            3,489,384,885
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party Repurchase

  Agreement, 6.55% dated 10/31/2000,

  due 11/1/2000 in the amount of

  $27,374,980 (fully collateralized

  by $27,215,000 U.S. Treasury Notes,

  6.375%, 6/30/2002, value $27,918,201)

   (cost $27,370,000)                                                                        27,370,000               27,370,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,529,012,833)                                                          100.1%            3,516,754,885

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)              (1,829,989)

NET ASSETS                                                                                       100.0%            3,514,924,896

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)        2,529,012,833  3,516,754,885

Cash                                                                   280,589

Receivable for investment securities sold                           11,522,300

Dividends and interest receivable                                    1,504,258

Receivable for shares of Capital Stock subscribed                      897,765

                                                                 3,530,959,797
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                2,919,204

Payable for investment securities purchased                         12,627,189

Payable for shares of Capital Stock redeemed                           488,508

                                                                    16,034,901
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   3,514,924,896
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                  2,377,340,297

Accumulated net realized gain (loss) on investments                149,842,547

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 3                           987,742,052
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   3,514,924,896
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(245 million shares of $.001 par value Capital Stock authorized)    83,009,217

NET ASSET VALUE, offering and redemption price per share ($)             42.34

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $229,013 foreign taxes withheld at source)   34,512,055

Interest                                                             1,171,696

TOTAL INCOME                                                        35,683,751

EXPENSES:

Management fee--Note 2(a)                                           31,336,532

Distribution fees--Note 2(b)                                         3,481,837

Loan commitment fees--Note 4                                            29,222

Interest expense--Note 4                                                 9,774

TOTAL EXPENSES                                                      34,857,365

INVESTMENT INCOME--NET                                                 826,386
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            161,712,943

Net unrealized appreciation (depreciation) on investments           62,557,594

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             224,270,537

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               225,096,923

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            826,386           8,305,061

Net realized gain (loss) on investments       161,712,943         111,120,419

Net unrealized appreciation (depreciation)
   on investments                              62,557,594         484,270,158

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  225,096,923         603,695,638
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (1,601,307)        (11,442,543)

Net realized gain on investments             (111,279,716)       (119,405,805)

TOTAL DIVIDENDS                              (112,881,023)       (130,848,348)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 943,646,506      1,255,734,317

Dividends reinvested                          106,211,213        121,358,577

Cost of shares redeemed                      (936,697,466)      (996,555,018)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            113,160,253        380,537,876

TOTAL INCREASE (DECREASE) IN NET ASSETS       225,376,153        853,385,166
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,289,548,743      2,436,163,577

END OF PERIOD                               3,514,924,896      3,289,548,743
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    22,170,769         32,584,410

Shares issued for dividends reinvested          2,575,267          3,330,034

Shares redeemed                               (22,039,293)       (25,858,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,706,743         10,056,298

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Year Ended October 31,
                                    --------------------------------------------

                                                               2000        1999          1998(a)       1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         40.96         34.68         32.78         26.65       22.09

Investment Operations:

Investment income--net                                         .01(b)        .11(b)        .20           .25         .28
Net realized and unrealized

   gain (loss) on investments                                 2.78          7.97          5.31          7.92        5.13

Total from Investment Operations                              2.79          8.08          5.51          8.17        5.41

Distributions:

Dividends from investment income--net                         (.02)         (.15)         (.24)         (.26)       (.29)

Dividends from net realized
   gain on investments                                       (1.39)        (1.65)        (3.37)        (1.78)       (.56)

Total Distributions                                          (1.41)        (1.80)        (3.61)        (2.04)       (.85)

Net asset value, end of period                               42.34         40.96         34.68         32.78       26.65
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              6.88         24.01         18.37         32.32       25.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.00          1.00           .99           .90         .90

Ratio of net investment income

   to average net assets                                       .02           .28           .61           .87        1.23

Portfolio Turnover Rate                                      50.32         57.23         54.45         68.87       64.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           3,514,925     3,289,549     2,436,164     1,482,176     807,680

(A)  EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND,
WITH THE EXISTING INSTITUTIONAL SHARES AND RETAIL SHARES CONVERTED INTO A NEW
SINGLE CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions    are    recorded    on    the    identified    cost    basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2000, there were no financial futures contracts outstanding.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $774,921 and decreased accumulated net realized gain (loss) on investments by that amount. Net assets were not affected by this reclassification.

NOTE 2 -Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund' s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2000, the fund was charged $3,481,837 pursuant to the Plan, of which $2,360,782 was paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3 - Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $1,738,387,032 and $1,763,800,400, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $987,742,052, consisting of $1,147,212,179 gross unrealized appreciation and $159,470,127 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended October 31, 2000 was approximately $149,000 with a related weighted average annualized interest rate of 6.56%.


NOTE 5--Litigation:

The fund, along with certain related parties, were defendants in a class action lawsuit. Former Retail class shareholders asserted that the adoption of the Plan, with respect to the fund's Retail class, was in violation of the Act and common law. On March 29, 1999, the trial court dismissed the lawsuit with prejudice, but the plaintiffs filed an appeal. On December 23, 1999, the appeals court affirmed the dismissal and the time period for the plaintiffs to petition for further review has expired.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.3930 per share as a long-term capital gain distribution of the $1.4080 per share paid on December
17,    1999.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

NOTES


                                                           For More Information

                        Dreyfus Disciplined Stock Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  728AR0010





Dreyfus Institutional

Government Money

Market Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus Institutional Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Government Money Market Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the
fund'   s    portfolio    manager,    Laurie    Carroll.

Yields on money market instruments generally rose over the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at its February, March and May 2000 meetings. However, amid signs that its previous interest-rate hikes had begun to slow the economy, the Fed refrained from raising rates further at its meetings in June and August of 2000. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and income potential of money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Institutional Government Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the 12-month period ended October 31, 2000, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 5.77%, and after taking into account the effects of compounding, an annualized effective yield of 5.92%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively short average maturity during much of the reporting period. This somewhat defensive position enabled us to capture higher yields more quickly when interest rates rose during the first half of the period.

What is the fund's investment approach?

As a government money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high quality, short-term debt securities that are issued by the United States Government or its agencies or instrumentalities, including U.S. Treasury securities, as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The fund was primarily influenced by higher short-term interest rates over the past year. Higher interest rates were primarily the result of a more restrictive monetary policy on the part of the Federal Reserve Board (the "Fed").

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the U.S. economy was growing quickly, fueling concerns that long-dormant inflationary pressures might reemerge. The Fed raised interest rates by 0.25 percentage points each in November 1999, February 2000 and March 2000, and by 0.50 percentage points in May 2000. As might be expected, the money markets reacted to the Fed's interest-rate hikes in the form of higher yields.

During the first calendar quarter of 2000, the economy grew at a strong 4.8%, well above the level most analysts believed may trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns, strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

In the second calendar quarter, economic growth accelerated to an even more robust 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in the technology sector of the stock market. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation.

From July through the end of the reporting period, however, we saw signs that the Fed' s rate hikes may have begun to have the desired effect of slowing the
economy.   Retail  sales  declined,  housing  starts  slowed  dramatically,  and inflation  appeared  to  be relatively benign. As a result, the Fed chose not to
raise   rates  further  at  its  June,  August  or  October  meetings.  Indeed, third-quarter GDP slowed to a more sustainable growth rate of approximately 2.7%
 . What' s more, the corrections in the Nasdaq stock market during the reporting period may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident in the stock market's returns. As a result of these factors, money market rates began to trend lower toward the end of the reporting period.


What is the fund's current strategy?

Toward the end of the reporting period, we began to extend the fund's average maturity from the shorter than average position we had maintained through most of the reporting period. We chose to maintain a modestly long average maturity because the economy continued to slow, suggesting that the Fed is unlikely to raise interest rates again in 2000. In fact, some analysts believe that the Fed's next move may be to reduce interest rates if the economy slows too much.

In addition, we have continued to emphasize U.S Government agency securities in an effort to earn the highest possible yield for the fund. In fact, as of the end of the reporting period, approximately 82% of the fund's assets were allocated to U.S. Government agency securities, with 17% of that allocation specifically to floating-rate notes. The portfolio' s remaining assets were invested in repurchase agreements, which provided liquidity and helped boost returns.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000





                                                                         Annualized

                                                                         Yield on

                                                                         Date of                 Principal

U.S. GOVERNMENT AGENCIES--81.7%                                          Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Notes

   11/1/2000                                                                     6.31            10,000,000           10,000,000

   12/1/2000                                                                     6.40             5,000,000            5,000,000

   1/2/2001                                                                      6.48            10,000,000           10,000,000

   2/1/2001                                                                      6.45            10,000,000           10,000,000

   3/1/2001                                                                      6.48             5,000,000            5,000,000

   4/2/2001                                                                      6.42             5,000,000            5,000,000

   5/1/2001                                                                      6.36             5,000,000            5,000,000

Federal Home Loan Banks, Discount Notes

   11/1/2000                                                                     6.43            20,000,000           20,000,000

   11/17/2000                                                                    6.42            10,000,000            9,971,644

   12/27/2000                                                                    6.46            10,000,000            9,900,989

Federal Home Loan Banks, Floating Rate Notes

   3/20/2001                                                                     6.44  (a)       10,000,000            9,998,096

   9/26/2001                                                                     6.49  (a)       15,000,000           14,992,065

Federal Home Loan Mortgage Corp., Discount Notes

   11/7/2000                                                                     6.44            20,000,000           19,978,733

   1/18/2001                                                                     6.53            10,000,000            9,860,900

Federal Home Loan Mortgage Corp.,
   Floating Rate Note

   4/11/2001                                                                     6.44  (a)       15,000,000           14,999,351

Federal National Mortgage Association,
   Discount Notes

   12/7/2000                                                                     6.45            30,000,000           29,808,800

   12/28/2000                                                                    6.45            10,000,000            9,899,142

   1/11/2001                                                                     6.53            10,000,000            9,873,185

   1/22/2001                                                                     6.52            15,000,000           14,781,675

   2/16/2001                                                                     6.41             5,000,000            4,999,825

Federal National Mortgage Association,
   Floating Rate Note

   4/26/2001                                                                     6.55  (a)       10,000,000            9,999,518

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $239,063,923)                                                                                               239,063,923


                                                                         Annualized

                                                                         Yield on

                                                                         Date of                 Principal

REPURCHASE AGREEMENTS--21.5%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd

   dated 10/31/2000,
   due 11/1/2000 in the amount of
   $10,001,819 (fully collateralized by
   $9,586,000 U.S. Treasury Notes, 6.625%
   due 1/15/2008, value $10,200,685)                                             6.55            10,000,000           10,000,000

C S First Boston

   dated 10/31/2000,
   due 11/1/2000 in the amount of $10,001,814
   (fully collateralized by $10,027,000
   U.S. Treasury Notes 5.875%--7.875%
   due from 8/15/2001 to 2/15/2004,
   value $10,258,359)                                                            6.53            10,000,000           10,000,000

Goldman, Sachs & Co.

   dated 10/31/2000,
   due 11/1/2000 in the amount of
   $42,879,152 (fully collateralized by
   $42,628,000 U.S. Treasury Notes 6.375%
   due 6/30/2002, value $43,729,454)                                             6.55            42,871,352           42,871,352

TOTAL REPURCHASE AGREEMENTS
   (cost $62,871,352)                                                                                                 62,871,352
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $301,935,275)                                                                               103.2%          301,935,275

LIABILITIES, LESS CASH AND RECEIVABLES                                                                (3.2%)          (9,263,597)

NET ASSETS                                                                                           100.0%          292,671,678

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                                          Cost                    Value
------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $62,871,352)--Note 1(c)     301,935,275               301,935,275

Cash                                                                                              53,696

Interest receivable                                                                              781,316

                                                                                             302,770,287
--------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                             98,609

Payable for investment securities purchased                                                   10,000,000

                                                                                              10,098,609
--------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                               292,671,678
--------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                              292,785,750

Accumulated net realized gain (loss) on investments                                             (114,072)
-------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                               292,671,678
-------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)                               292,785,750

NET ASSET VALUE, offering and redemption price per share ($)                                        1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,632,035

EXPENSES:

Management fee--Note 2(a)                                              432,979

Shareholder servicing costs--Note 2(b)                                 432,979

TOTAL EXPENSES                                                         865,958

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                          16,766,077

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                                --------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,766,077          11,831,116

Net realized gain (loss) from investments              --             (31,649)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   16,766,077          11,799,467
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (16,766,077)        (11,831,116)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,010,691,825       2,626,381,951

Dividends reinvested                              309,551             358,854

Cost of shares redeemed                    (2,954,861,442)     (2,734,165,524)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  56,139,934        (107,424,719)

TOTAL INCREASE (DECREASE) IN NET ASSETS        56,139,934        (107,456,368)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           236,531,744         343,988,112

END OF PERIOD                                 292,671,678         236,531,744

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended October 31,
                                                                 ---------------------------------------------------------------

                                                                 2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                                           .058          .046          .052          .052          .051

Distributions:

Dividends from investment income--net                           (.058)        (.046)        (.052)        (.052)        (.051)

Net asset value, end of period                                   1.00          1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.94          4.74          5.36          5.28          5.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30          .30            .30           .30           .30

Ratio of net investment income
   to average net assets                                         5.81         4.64           5.22          5.14          5.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         292,672      236,532        343,988       191,853       295,434

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $114,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $14,000 of the carryover expires in fiscal 2005, $68,000 expires in fiscal 2006 and $32,000 expires in fiscal 2007.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2000, the fund was charged $432,979 pursuant to the Plan, of which $302,728 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000

                                                             The Fund


                                                           For More Information

                        Dreyfus Institutional Government Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  919AR0010



Dreyfus Premier
Midcap Stock Fund


ANNUAL REPORT
October 31, 2000



[Runcat BW logo]



[dreyfus.tiff logo]



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


            o Not FDIC-Insured o Not Bank-Guaranteed o May Lose Value





                                   Contents



                                    The Fund
--------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             14     Statement of Assets and Liabilities

                             15     Statement of Operations

                             16     Statement of Changes in Net Assets

                             19     Financial Highlights

                             24     Notes to Financial Statements

                             30     Independent Auditors' Report

                             31     Important Tax Information


                                    For More Information
--------------------------------------------------------------------------------

                                    Back Cover






[hand holding pen logo]
                                                                       The Fund
                                                                Dreyfus Premier
                                                              Midcap Stock Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:
We are pleased to present this annual report for Dreyfus Premier Midcap Stock Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

The Standard & Poor's MidCap 400 Index, a broad measure of midcap stock performance, rose more than 30% for the 12-month reporting period, notably outperforming most large- and small-cap stock indices. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth. In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent volatility has reminded investors of both the risks of investing in equities and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620. Thank you for investing in Dreyfus Premier Midcap Stock Fund.

Stephen E. Canter
[Canter signature logo]
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000



[man with glasses logo]
DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's Class A, B, C, R and T shares produced total returns of 22.14%, 21.22%, 21.19%, 22.40% and 21.84%, respectively.1 In comparison, the Standard & Poor's MidCap 400 Index ("S&P 400"), which serves as the fund's benchmark, produced a total return of 30.17% for the same period.2

The fund's absolute performance was positively affected by strong investor interest in midcap stocks as an investment category. However, the stock market's abrupt preference shifts between growth and value stocks several times during the period posed a difficult challenge and caused the fund's performance to lag relative to that of the S&P 400.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based upon our analysis of which factors are being rewarded by investors, we establish weightings for each factor and make continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

After considering the different valuation inputs, our investment management team conducts fundamental research on each stock, which

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ultimately results in the buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The most positive factor influencing the fund's performance during the past 12 months was the fact that midcap stocks were among the best-performing stock groups in the investment universe, producing gains of more than double those of the major large-cap stock indexes.

However, while midcap stocks outperformed large-cap stocks as an investment category during the reporting period, the growth and value investment styles took turns leading performance. For example, during the period from late 1999 and into early 2000, midcap growth stocks overwhelmingly outperformed midcap value stocks. Beginning in March, however, value stocks staged a dramatic comeback. This trend continued for a couple of months, but by June the growth style was back in favor. This type of seesaw market was seen throughout the reporting period. It's important to note that the fund's quantitative model examines a mixture of both growth and value characteristics, without overwhelmingly favoring either. However, the model is less effective in polarized markets where one investment style dominates another, even if it's just for short periods, as in the environment described above.

The fund's focus on individual stock selection was rewarded in many instances. Several of our top performers were electric utility companies, such as Dynegy, Calpine and Constellation Energy Group, three companies that performed well in a newly deregulated environment. In addition, health care stocks, such as IVAX, a generic drug manufacturer, and Universal Health Services, which operates hospitals, posted strong gains.

What is the fund's current strategy?

We continue to follow our quantitatively driven valuation model and our sector neutral portfolio construction process. However, to adapt to changing market conditions, our model is dynamic by design. For example, after our usual rigorous research and evaluation, we recently added factors that take into consideration stock price momentum as well as the buying and selling behavior of a company's management team and directors. For instance, there are periods when the market rewards positive price momentum, and this factor attempts to capture this type of trend. Conversely, there may be equity markets where such positive trends are not meaningful and investors instead focus on negative price movements. Our model strives to be effective in all market environments. Another new factor tracks the investment actions of company management and directors. For example, if such individuals were selling their shares in the company, we may view this as a negative development, and may possibly avoid initiating a position in such a company.

In the mid to late 1990s, midcap stocks trailed the performance of their large-cap counterparts, as the latter group posted very strong earnings growth. However, over the past year, the gap in performance between midcap and large-cap stocks has generally narrowed. We continue to believe that the midcap sector of the market represents a collection of very dynamic and interesting companies that still provide attractive values relative to their large-cap counterparts.

November 15, 2000



1 Total return includes reinvestment of dividends and any capital gains paid. Total return does not take into consideration the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC.-- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's MidCap 400 Index is a widely accepted, unmanaged index measuring the performance of the midsize company segment of the U.S. market.

The Fund



FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Stock Fund Class R shares and the Standard & Poor's MidCap 400 Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER MIDCAP STOCK FUND ON 11/12/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 11/12/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE DREYFUS PREMIER MIDCAP STOCK FUND SEEKS INVESTMENT RETURNS (INCLUDING CAPITAL APPRECIATION AND INCOME) CONSISTENTLY SUPERIOR TO THE STANDARD & POOR'S MIDCAP 400 INDEX. WHILE THE MIDCAP MARKET IS THE FUND'S MAIN FOCUS, THE FUND CAN ALSO INVEST IN OTHER AREAS, SUCH AS STOCKS OF SMALLER AND LARGER CORPORATIONS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A BROAD-BASED INDEX OF 400 COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY RANGING FROM $50 MILLION TO $10 BILLION AND IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL MIDCAP STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 10/31/00

                                                                             Inception                                     From
                                                                               Date          1 Year          5 Years     Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                     4/6/94         15.10%          18.19%       16.89%
WITHOUT SALES CHARGE                                                          4/6/94         22.14%          19.61%       17.95%

CLASS B SHARES
WITH REDEMPTION((+))                                                          1/16/98        17.22%            --         10.82%
WITHOUT REDEMPTION                                                            1/16/98        21.22%            --         11.71%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                       1/16/98        20.19%            --         11.75%
WITHOUT REDEMPTION                                                            1/16/98        21.19%            --         11.75%
CLASS R SHARES                                                               11/12/93        22.40%          19.92%       17.13%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      8/16/99        16.34%            --         12.47%
WITHOUT SALES CHARGE                                                          8/16/99        21.84%            --         16.81%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund




STATEMENT OF INVESTMENTS
October 31, 2000

Common Stocks--96.9%                                        Shares        Value ($)
Consumer Cyclical--9.1%
American Eagle Outfitters                                   36,400 a     1,253,525
Avnet                                                       40,900       1,099,187
BJ's Wholesale Club                                         61,200 a     2,015,775
Blyth                                                       39,700       1,032,200
Brinker International                                       41,300 a     1,621,025
Brunswick                                                   33,600         653,100
Cybear Group                                                 2,724 a         1,873
Darden Restaurants                                          60,100       1,352,250
Dollar Tree Stores                                          25,600 a     1,001,600
Harman International Industries                             25,800       1,238,400
Johnson Controls                                            18,700       1,114,987

Lennar                                                      18,500         594,313
Liz Claiborne                                               24,600       1,045,500
MGM Mirage                                                  53,400       1,845,638
Miller (Herman)                                             36,100         943,112
Park Place Entertainment                                    64,900 a       827,475
Payless ShoeSource                                          18,500 a     1,071,844
Silicon Valley Bancshares                                   31,000 a     1,433,750
Zale                                                        40,000 a      1,355,000
                                                                        21,500,554
Consumer Staples--2.2%
Alberto-Culver                                              14,000         469,875
Interstate Bakeries                                         51,700         723,800
McCormick & Co.                                             30,900         979,144
Pepsi Bottling Group                                        28,500         986,812
SUPERVALU                                                   41,000         630,375
Wrigley (Wm.) Jr.                                           16,200       1,282,837
Zomax                                                       14,500 a        87,906
                                                                         5,160,749
Energy--7.6%
BJ Services                                                 39,200 a     2,055,550
ENSCO International                                         68,800       2,287,600
Energen                                                     26,500         758,562
Equitable Resources                                         18,000       1,044,000
KeySpan                                                     49,100       1,727,706
Louis Dreyfus Natural Gas                                   29,500 a       945,844
Murphy Oil                                                  26,900       1,558,519



COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
ENERGY (CONTINUED)

Nabors Industries                                           27,700 a     1,409,930
Nobel Affiliates                                            15,100         553,981
Nobel Drilling                                              32,800 a     1,363,250
Questar                                                     51,300       1,388,306
Rowan Cos.                                                  46,100 a     1,161,144
Santa Fe International                                       3,000         109,500
Ultramar Diamond Shamrock                                   57,500       1,509,375
                                                                        17,873,267
Health Care--14.7%
Andrx Group                                                 13,600 a       979,200
Biomet                                                      50,400       1,823,850
Chiron                                                      21,000 a       909,562
Cytyc                                                       20,900 a     1,240,937
Forest Laboratories                                         26,000 a     3,445,000
Foundation Health Systems, Cl. A                            63,300 a     1,277,869
Genzyme                                                     28,900 a     2,051,900
Gilead Sciences                                             14,000 a     1,204,000
IDEC Pharmaceuticals                                        11,000 a     2,157,375
IVAX                                                        56,600 a     2,462,100
King Pharmaceuticals                                        16,200 a       725,962
Millennium Pharmaceuticals                                  49,200 a     3,570,075
Noven Pharmaceuticals                                       12,300 a       548,119
Protein Design Labs                                          5,300 a       715,914
Quest Diagnostics                                           28,100 a     2,704,625
Stryker                                                     57,900       2,728,537
Trigon Healthcare                                           20,200 a     1,448,088


Universal Health Services, Cl. B                            15,500 a     1,300,062
Vertex Pharmaceuticals                                       7,200 a       670,387
Waters                                                      34,300 a     2,488,894
                                                                        34,452,456
Interest Sensitive--12.1%
Associated Banc                                             35,100         844,594
City National                                               52,800       1,815,000
Cullen/Frost Bankers                                        53,600       1,785,550
Dime Bancorp                                                85,000       2,077,187
Edwards (A.G.)                                              44,800       2,273,600
Gallagher (Arthur J.) & Co.                                 23,600       1,489,750
                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)
Golden West Financial                                       37,100       2,079,919
M&T Bank                                                    21,000       1,054,200
Mercantile Bankshares                                       58,100       2,186,013
Metris Cos.                                                 52,700       1,706,163
Nationwide Financial Services, Cl. A                        32,900       1,599,763
North Fork Bancorporation                                   86,500       1,746,219
PMI Group                                                   40,700       3,006,713
Radian Group                                                30,400       2,154,600
St. Paul Cos.                                               18,300         937,875
Union Planters                                              47,200       1,595,950
                                                                        28,353,096
Internet Related--1.0%
Art Technology Group                                        12,500 a       784,375
Black Box                                                    6,900 a       454,538
Efficient Networks                                          13,900 a       583,148
Portal Software                                             11,900 a       418,731
Proxicom                                                       800 a        10,800
                                                                         2,251,592
Producer Goods--8.0%
Bowater                                                     24,600       1,331,475
C&D Technologies                                            25,400       1,501,775
Cymer                                                       26,700 a       667,500
Cytec Industries                                            44,800 a     1,551,200
Eagle Supply Group                                          25,700 a       732,450
Eastman Chemical                                            23,200         994,700
Englehard                                                   53,600       1,118,900
Helix Technology                                            22,700         632,763
IMC Global                                                  71,200         921,150
Lyondell Chemical                                           62,700         901,313
Parker-Hannifin                                             33,400       1,381,925
Precision Castparts                                         34,100       1,287,275
Quanta Services                                             40,300 a     1,251,819
Southdown                                                   21,800       1,545,075
United Parcel Service, Cl. B                                21,000       1,275,750
Westvaco                                                    58,200       1,658,700
                                                                        18,753,770


The Fund


COMMON STOCKS (CONTINUED)                                   Shares       Value ($)
--------------------------------------------------------------------------------
Services--12.6%
Apollo Group                                                29,700 a     1,162,013
Belo (A.H.), Cl. A                                          54,600       1,047,637
Convergys                                                   29,300 a     1,276,381
Cox Radio, Cl. A                                            39,500 a       898,625
DST Systems                                                 55,200 a     3,401,700
Entercom Communications                                     29,300 a     1,148,194
Fox Entertainment Group, Cl. A                              47,100 a     1,012,650
Hall, Kinion & Associates                                   20,600 a       544,613
Heidrick & Struggles International                          17,400 a     1,075,537
Hertz, Cl. A                                                18,600         611,475
Knight-Ridder                                               16,500         829,125
McClatchy, Cl. A                                            20,700         786,600
Penton Media                                                21,300         650,981


Robert Half International                                   64,500 a     1,967,250
SEI Investments                                             16,200       1,470,150
Scholastic                                                  14,400 a     1,152,000
SunGard Data Systems                                        60,000 a     3,067,500
TMP Worldwide                                                9,900 a       689,133
Telephone and Data Systems                                   9,400         991,700
True North Communications                                   24,400         919,575
United Rentals                                              17,900 a       384,850
United States Cellular                                      11,200 a       716,800
Univision Communiations, Cl. A                              25,100 a       960,075
Viad                                                        63,000       1,346,625
Westwood One                                                73,500 a     1,391,906
                                                                        29,503,095
Technology--21.5%
Actuate                                                     19,600 a       552,475
Anixter International                                       49,100 a     1,190,675
Atmel                                                       82,000 a     1,224,875
CIENA                                                        8,900 a       935,612
Cadence Design Systems                                      48,900 a     1,256,119
Credence Systems                                            31,900 a       598,125
Cypress Semiconductor                                       38,700 a     1,448,831
Digital Lightwave                                           11,400 a       577,838
Electro Scientific Industries                               21,000 a       733,688
                                                                          The Fund


STATEMENT OF INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)                               Shares  Value ($)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Intergrated Device Technology                               25,200 a     1,419,075
International Rectifier                                     25,700 a     1,146,862
Intuit                                                      59,300 a     3,643,244
Jabil Circuit                                               39,700 a     2,265,381
Lattice Semiconductor                                       44,600 a     1,301,762
M-Systems Flash Disk Pioneer                                25,400 a       631,825
Macrovision                                                 15,900 a     1,158,713
Mentor Graphics                                             18,700 a       438,281
Mercury Interactive                                          7,500 a       832,500
Metasolv Software                                           23,200         288,550
Microchip Technology                                        60,600 a     1,916,475
NVIDIA                                                      19,000 a     1,180,672
NetIQ                                                       11,200 a       964,600
Novellus Systems                                            34,200 a     1,400,062
Peregrine Systems                                            1,600 a        38,400
PerkinElmer                                                  7,800         932,100
Polycom                                                     17,500 a     1,137,500
Power-One                                                   14,400 a     1,021,500
Powerwave Technologies                                      34,000 a     1,636,250
QLogic                                                      18,200 a     1,760,850
Rational Software                                           17,500 a     1,044,531
SERENA Software                                             27,000 a     1,373,625
SanDisk                                                     13,200 a       709,294
Sawtek                                                      23,900 a     1,215,913
Semtech                                                     38,200 a     1,231,950
Silicon Storage Technology                                  27,200 a       618,800
Sybase                                                      80,500 a     1,685,469
Symantec                                                    35,600 a     1,390,625
3Com                                                       107,800 a     1,913,450
Tech Data                                                   28,200 a     1,173,825
Varian Semicoductor Euipment                                30,100 a       692,300
Vishay Intertechnology                                      63,800 a     1,914,000
Vitesse Semiconductor                                       29,200 a     2,042,175
                                                                        50,638,797


COMMON STOCKS (CONTINUED)                                   Shares        Value ($)
--------------------------------------------------------------------------------
Utilities--8.1%
Allegheny Energy                                            44,700       1,829,906
Calpine                                                     43,300 a     3,417,994
Constellation Energy Group                                   8,900         371,019
DTE Energy                                                  47,800       1,726,775

Dynegy, Cl. A                                               32,100       1,486,631
Entergy                                                     31,700       1,214,506
IDACORP                                                     47,300       2,332,481
Illuminet Holdings                                          16,100         387,658
NRG Energy                                                  29,000         754,000
PPL                                                         46,700       1,923,456
Pinnacle West Capital                                       27,000       1,172,813
Sempra Energy                                               30,000         620,625
TECO Energy                                                 34,600 a       964,475
Time Warner Telecom, Cl. A                                  16,200 a       965,925
                                                                        19,168,264
Total Common Stocks
  (cost $210,218,874)                                                  227,655,640
---------------------------------------------------------------------------------------------------------------------------------

                                                         Principal
Short-Term Investments--2.6%                             Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement;
  Goldman Sachs & Co.,
  Tri-Party  Repurchase  Agreement,  6.55% dated 10/31/2000 to be repurchased at
  $6,201,128 on 11/1/2000,  collateralized  by $5,960,000  U.S.  Treasury Notes,
  6.50% due 2/15/2010, value $6,243,100
  (cost $6,200,000)                                      6,200,000       6,200,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $216,418,874)                        99.5%     233,855,640

Cash and Receivables (Net)                                     .5%       1,133,185

Net Assets                                                  100.0%     234,988,825
a  Non-income producing.

See notes to financial statements.


                                                                        The Fund




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                               Cost          Value

Assets ($):
Investments in securities--
  See Statement of Investments--Note 1(c)                 216,418,874    233,855,640
Cash                                                                         936,783
Receivable for investment securities sold                                 11,950,592
Receivable for shares of Capital Stock subscribed                            877,614
Dividends and interest receivable                                            111,519
                                                                         247,732,148
---------------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 2                        258,729
Payable for investment securities purchased                               12,279,573
Payable for shares of Capital Stock redeemed                                 204,618
Loan commitment fees payable                                                     403
                                                                          12,743,323
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                           234,988,825
Composition of Net Assets ($):
Paid-in capital                                                          175,544,901
Accumulated net realized gain (loss) on investments                       42,007,158
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                  17,436,766
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                           234,988,825
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share




                       Class A       Class B      Class C      Class R       Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)      78,424,719    35,959,390    7,177,967  113,318,027       108,723
Shares Outstanding   3,922,284     1,837,740      366,387    5,625,395         5,454
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
   Per Share ($)         19.99         19.57        19.59        20.14         19.93




See notes to financial statements.



STATEMENT OF OPERATIONS
Year Ended October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------


Investment Income ($):
Income:
Cash dividends                                                            2,285,542
Interest                                                                    236,658
Total Income                                                              2,522,200
Expenses:
Management fee--Note 2(a)                                                 2,313,939
Distribution and service fees--Note 2(b)                                    532,643
Interest expense--Note 4                                                     14,569
Loan commitment fees--Note 4                                                  2,357
Total Expenses                                                            2,863,508
Investment (Loss)                                                          (341,308)
---------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments-Note 3 ($):
Net realized gain (loss) on investments                                  42,788,497
Net unrealized appreciation (depreciation) on investments                (2,034,020)
Net Realized and Unrealized Gain (Loss) on Investments                   40,754,477
Net Increase in Net Assets Resulting from Operations                     40,413,169




See notes to financial statements.
                                                                       The Fund




STATEMENT OF CHANGES IN NET ASSETS
                                                         Year Ended October 31,
                                                  -----------------------------------
                                                       2000                 1999a
---------------------------------------------------------------------------------------------------------------------------------

Operations ($):
Investment (loss)-net                               (341,308)             (341,834)
Net realized gain (loss) on investments           42,788,497             7,058,703
Net unrealized appreciation (depreciation)
  on investments                                  (2,034,020)           18,185,744
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       40,413,169            24,902,613

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares                                    (1,598,532)                   --
Class B shares                                      (519,276)                   --
Class C shares                                      (107,432)                   --
Class R shares                                    (1,850,641)                   --
Class T shares                                          (700)                   --
Total Dividends                                   (4,076,581)                   --
---------------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares                                   104,916,243            87,568,401
Class B shares                                    10,679,826            10,111,646
Class C shares                                     3,115,224             3,098,549
Class R shares                                    21,691,421            50,612,334
Class T shares                                       101,488                 2,330
Dividends reinvested:
Class A shares                                     1,527,643                    --
Class B shares                                       423,230                    --
Class C shares                                        61,915                    --
Class R shares                                     1,514,740                    --
Class T shares                                           700                    --




                                                          Year Ended October 31,
                                                 -----------------------------------
                                                       2000                1999a
---------------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions ($) (continued):
Cost of shares redeemed:
Class A shares                                  (122,967,002)          (53,668,857)
Class B shares                                    (5,771,725)           (4,263,709)
Class C shares                                    (2,491,383)           (1,751,689)
Class R shares                                   (23,477,518)          (19,791,175)
Class T shares                                        (1,104)                   --
Increase (Decrease) in Net Assets
  from Capital Stock Transactions                (10,676,302)           71,917,830
Total Increase (Decrease) in Net Assets           25,660,286            96,820,443
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              209,328,539           112,508,096
End of Period                                    234,988,825           209,328,539

a From August 16, 1999 (commencement of initial offering) to October 31, 1999 for Class T shares. See notes to financial statements.
                                                                         The Fund


STATEMENT OF CHANGES IN NET ASSETS (continued)
                                                         Year Ended October 31,
                                                 -----------------------------------
                                                      2000                  1999a
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class Ab
Shares sold                                        5,440,489             5,612,113
Shares issued for dividends reinvested                89,075                    --
Shares redeemed                                   (6,620,304)           (3,285,647)
Net Increase (Decrease) in Shares Outstanding     (1,090,740)            2,326,466
---------------------------------------------------------------------------------------------------------------------------------
Class Bb
Shares sold                                          568,541               638,392
Shares issued for dividends reinvested                25,043                    --
Shares redeemed                                     (318,509)             (267,298)
Net Increase (Decrease) in Shares Outstanding        275,075               371,094
---------------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                          166,511               195,119
Shares issued for dividends reinvested                 3,659                    --
Shares redeemed                                     (135,849)             (109,042)
Net Increase (Decrease) in Shares Outstanding         34,321                86,077
---------------------------------------------------------------------------------------------------------------------------------
Class R

Shares sold                                        1,133,012             3,084,883
Shares issued for dividends reinvested                87,862                    --
Shares redeemed                                   (1,226,963)           (1,227,426)
Net Increase (Decrease) in Shares Outstanding         (6,089)            1,857,457
---------------------------------------------------------------------------------------------------------------------------------
Class T
Shares sold                                            5,333                   140
Shares issued for dividends reinvested                    42                    --
Shares redeemed                                          (61)                   --
Net Increase (Decrease) in Shares Outstanding          5,314                   140


a From August 16, 1999 (commencement of initial offering) to October 31, 1999 for Class T shares.

b    During the period ended October 31, 2000,4,599 Class B shares  representing
     $90,097 were automatically converted to 4,510 Class A shares, and during the period ended October 31, 1999, 3,059 Class B shares representing
     $48,938 were automatically converted to 3,028 Class A shares.



See notes to financial statements.




FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portlolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                                  Year Ended October 31,
                                           --------------------------------------------
Class A Shares                             2000      1999    1998a      1997     1996
---------------------------------------------------------------------------------------------------------------------------------


Per Share Data ($):
Net asset value, beginning of period      16.69     14.24    17.02     14.36    11.92
Investment Operations:
Investment income (loss)-net               (.03)b    (.03)b   (.01)      .02      .04
Net realized and unrealized gain (loss)
  on investments                           3.66      2.48     (.29)     4.79     2.98
Total from Investment Operations           3.63      2.45     (.30)     4.81     3.02
Distributions:
Dividends from investment income-net      --        --        (.01)     (.01)    (.05)
Dividends from net realized
  gain on investments                      (.33)    --       (2.47)    (2.14)    (.53)
Total Distributions                        (.33)    --       (2.48)    (2.15)    (.58)
Net asset value, end of period            19.99     16.69    14.24     17.02    14.36
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                          22.14c    17.21c   (2.16)c   38.40    26.29
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                       1.35      1.35     1.35      1.35     1.35
Ratio of interest expense and commitment
  fees to average net assets                .01     --       --        --       --
Ratio of net investment income (loss)
  to average net assets                    (.17)     (.17)    (.19)      .16      .28
Portfolio Turnover Rate                  122.19     80.15    78.02     81.87    90.93
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)    78,425    83,674   38,267     6,847    3,205


a    Effective  January 16, 1998,  Investor shares were  redesignated as Class A shares.
b    Based on average shares outstanding at each month end.
c    Exclusive of sales charge.



See notes to financial statements.
                                                                   The Fund



FINANCIAL HIGHLIGHTS (continued)




                                                            Year Ended October 31,
                                                      --------------------------------
Class B Shares                                           2000       1999      1998a
---------------------------------------------------------------------------------------------------------------------------------


Per Share Data ($):
Net assets value, beginning of period                   16.46      14.16      14.65
Investment Operations:
Investment (loss)                                        (.17)b     (.15)b     (.06)
Net realized and unrealized gain (loss)
  on investments                                         3.61       2.45       (.43)
Total from Investment Operations                         3.44       2.30       (.49)
Distributions:
Dividends from net realized gain on investments          (.33)     --         --
Net asset value, end of period                          19.57      16.46      14.16
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) c                                      21.22      16.32      (3.41)d
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets        2.10       2.10       1.66d
Ratio of interest expense and commitment fees to
  average net assets                                      .01      --         --
Ratio of investment (loss)
  to average net assets                                  (.91)      (.92)      (.77)d
Portfolio Turnover Rate                                122.19      80.15      78.02
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                  35,959     25,724     16,867


a    From  January 16, 1998  (commencement  of initial  offering) to October 31,
     1998.
b    Based on average shares outstanding at each month end.
c    Exclusive of sales charge.
d    Not annualized.



See notes to financial statements.




                                                            Year Ended October 31,
                                                      --------------------------------
Class C Shares                                           2000       1999      1998a
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):

Net assets value, beginning of period                   16.48      14.17      14.65
Investment Operations:
Investment (loss)                                        (.17)b     (.15)b     (.06)
Net realized and unrealized gain (loss)
  on investments                                         3.61       2.46       (.42)
Total from Investment Operations                         3.44       2.31       (.48)
Distributions:
Dividends from net realized gain on investments          (.33)     --         --
Net asset value, end of period                          19.59      16.48      14.17
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) c                                      21.19      16.30      (3.28)d
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets        2.10       2.10       1.66d
Ratio of interest expense and commitment fees to
  average net assets                                      .01      --         --
Ratio of investment (loss)
  to average net assets                                  (.91)      (.92)      (.77)d
Portfolio Turnover Rate                                122.19      80.15      78.02
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                   7,178      5,473      3,485

a    From  January 16, 1998  (commencement  of initial  offering) to October 31,
     1998.
b    Based on average shares outstanding at each month end.
c    Exclusive of sales charge.
d    Not annualized.


See notes to financial statements.
                                                                        The Fund



FINANCIAL HIGHLIGHTS (continued)





                                                      Year Ended October 31,
                                          --------------------------------------------
Class R Shares                             2000      1999    1998a      1997     1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):

Net assets value, beginning of period     16.77     14.28    17.03     14.36    11.92
Investment Operations:
Investment income-net                       .02b      .01b     .01       .05      .07
Net realized and unrealized gain (loss)
  on investments                           3.68      2.48     (.26)     4.80     2.98
Total from Investment Operations           3.70      2.49     (.25)     4.85     3.05
Distributions:
Dividends from investment income-net      --        --        (.03)     (.04)    (.08)
Dividends from net realized
  gain on investments                      (.33)    --       (2.47)    (2.14)    (.53)
Total Distributions                        (.33)    --       (2.50)    (2.18)    (.61)
Net asset value, end of period            20.14     16.77    14.28     17.03    14.36
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                          22.40     17.44    (1.88)    38.88    26.61
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                       1.10      1.10     1.10      1.10     1.10
Ratio of interest expense and commitment
  fees to average net assets                .01     --       --        --       --
Ratio of net investment income
  to average net assets                     .10       .09      .05       .42      .57
Portfolio Turnover Rate                  122.19     80.15    78.02     81.87    90.93
---------------------------------------------------------------------------------------------------------------------------------
Net Assets,  end of period ($ x  1,000) 113,318    94,455   53,888    31,769   15,644 a

Effective January 16, 1998, Restricted shares were redesignated as Class R shares.

b Based on average shares outstanding at each month end.



See notes to financial statements.




                                                                Year Ended October 31,
                                                                ---------------------
Class T Shares                                                      2000      1999a
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):

Net assets value, beginning of period                              16.68      16.84
Investment Operations:
Investment (loss)                                                   (.08)b     (.01)b
Net realized and unrealized gain (loss)
  on investments                                                    3.66       (.15)
Total from Investment Operations                                    3.58       (.16)
Distributions:
Dividends from net realized gain on investments                     (.33)     --
Net asset value, end of period                                     19.93      16.68
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) c                                                 21.84        .95d
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets                   1.60        .34d
Ratio of interest expense and commitment fees to
  average net assets                                                 .01      --
Ratio of investment (loss)
  to average net assets                                             (.41)      (.06)d
Portfolio Turnover Rate                                           122.19      80.15
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                109          2

a    From  August 16, 1999  (commencement  of initial  offering)  to October 31,
     1999.
b    Based on average shares outstanding at each month end.
c    Exclusive of sales charge.
d    Not annualized.



See notes to financial statements.
                                                                The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor's 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c)  Repurchase  agreements:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a

NOTES TO FINANCIAL STATEMENTS (continued)

counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income net by $341,308, and decreased accumulated net realized gain (loss) on investments by that amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $1,641 during the period ended October 31, 2000 from commissions earned on sales of fund shares.

(b) Distribution and service plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

A shares may pay annually up to .25% of the value of their average daily net assets to compensate the distributor, for shareholder servicing activities and for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares, respectively. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay or the distributor for providing services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $163,621, $229,995, $46,528 and $163, respectively, pursuant to the Plan, of which $104,188, $162,158, $32,424 and $138 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. Class B, Class C and Class T shares were charged $76,665, $15,509 and $163, respectively, pursuant to the service plan, of which $54,053, $10,808 and $138 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $254,402,599 and $277,608,482, respectively.

At October 31, 2000, accumulated net unrealized  appreciation on investments was
$17,436,766,   consisting  of  $34,025,166  gross  unrealized  appreciation  and
$16,588,400 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2000 was approximately $192,000, with a related weighted average annualized interest rate of 7.61%.

                                                                  The Fund



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Midcap Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


New York, New York
December 8, 2000



Important Tax Information (Unaudited)

For Federal tax purposes, the fund hereby designates $.1250 per share as a long-term capital gain distribution of the $.3300 paid on December 7, 1999.

The fund also designates 82.305% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                                    The Fund


NOTES


                     For More Information

                     Dreyfus Premier
                     Midcap Stock Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166


To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation 330AR0010





Dreyfus Premier

Small Cap

Value Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                            30   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                           Small Cap Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Small Cap Value Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William P. Rydell.

The Russell 2000 Index, a broad measure of small-cap stock performance, rose more than 17% over the 12-month reporting period. Investor enthusiasm over technology stocks drove the market to new highs. Conversely, in the first nine months of 2000, the small-cap investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Small Cap Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's Class A, B, C, and R shares produced total returns of 10.54% , 9.68% , 9.67% and 10.80% , respectively.(1) In contrast, the Russell 2000 Value Index, which serves as the fund's benchmark, produced a total return of 17.30% for the same period.(2)

The fund' s Class T shares, which had an inception date of March 1, 2000, produced a total return of 13.35% for the eight-month period ended October 31, 2000.(1)

We attribute the fund's positive performance to a period of investor preference toward small-cap value stocks. However, the fund's relative performance was negatively impacted early in 2000 by certain high-priced biotechnology stocks that were included in the Russell 2000 Value Index. The fund did not hold these stocks at a time when their prices soared. However, relative performance improved as biotech stock prices eventually decreased to more reasonable levels.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental analysis and risk management with a computer model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses several different criteria -- including changes in earnings estimates and changes in price-to-earnings ratios -- in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the portfolio' s assets among industries and economic sectors in

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

similar proportions to the Russell 2000 Value Index. We generally stay industry neutral in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a neutral stance, stock selection generally drives the fund's performance.

What other factors influenced the fund's performance?

While the fund reported a positive return for the reporting period overall, its relative performance was weakened due to two very difficult months -- January and February 2000. During those two months, the stock prices of biotechnology companies soared, causing the Russell 2000 Value Index to rise faster than the fund's net asset value. These biotechnology companies generally are the types of companies that the fund avoids -- that is, stocks with extremely high price-earnings ratios. Of the 1,600 stocks in the Russell 2000 Value Index, biotechnology stocks were among the 50 most expensive on the basis of price-earnings ratios. The Russell 2000 Value Index is adjusted every June, deleting companies that no longer fit its criteria. At that time, many of these high-flying biotechnology companies were removed from the Index, which helped
boost    the    fund'   s    relative    performance.

On the positive side, the fund' s energy stocks were strong contributors to performance throughout the year, as higher fuel prices drove earnings expectations. Electric utilities also performed well late in the year as a deregulated business environment began to benefit earnings growth prospects. In addition, the fund's stock selection among health care companies was very strong during the period. For example, Bindley Western Industries, a distributor of pharmaceuticals and health care products, performed well as its sales and earnings growth prospects increased. In addition, Albany Molecular Research benefited from the trend of large pharmaceutical companies toward outsourcing their research and development activities. We are pleased to report that both stocks, which the fund held throughout the period, more than doubled in price during the 12-month reporting period.


Another trend was declining interest rates late in the fiscal year, which helped many of the fund' s financial services companies. For example, real estate investment trusts, which pay relatively high dividends, performed especially well after a few years of flat returns. In addition, the fund was able to benefit from some merger and acquisition activity among banks and asset
management    firms.

The fund benefited from the general strength of value stocks as an investment category during the reporting period, particularly after March 2000 when technology stocks sold off sharply. Investors began to place greater emphasis on more conservative companies that have demonstrated solid profitability levels -- precisely the types of companies in which we generally invest.

What is the fund's current strategy?

The focus of our investment model continues to include companies that offer strong fundamentals because, in our view, those are the companies that are likely to produce solid profits as well as positive earnings surprises. We also remain committed to investing in companies across the entire economy -- some 55 industries -- so that our investors have the potential to benefit from a broad diversification strategy. We believe this is particularly important during
periods    of    increased    volatility.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Value Fund, Class A shares, Class B shares, Class C shares and Class R shares and the Russell 2000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER SMALL CAP VALUE FUND ON 4/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 VALUE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LESS THAN AVERAGE GROWTH ORIENTATION. COMPANIES WITHIN THE RUSSELL 2000 VALUE INDEX GENERALLY HAVE LOW PRICE-TO-BOOK AND PRICE-EARNINGS RATIOS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE RUSSELL 2000 VALUE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                   Inception                                                        From
                                                     Date                           1 Year                        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                           4/1/98                           4.17%                          (4.46%)
WITHOUT SALES CHARGE                                4/1/98                          10.54%                          (2.25%)

CLASS B SHARES
WITH REDEMPTION((+))                                4/1/98                           5.68%                          (4.11%)
WITHOUT REDEMPTION                                  4/1/98                           9.68%                          (2.97%)

CLASS C SHARES
WITH REDEMPTION((+)(+))                             4/1/98                           8.67%                          (2.94%)
WITHOUT REDEMPTION                                  4/1/98                           9.67%                          (2.94%)

CLASS R SHARES                                      4/1/98                          10.80%                          (2.00%)
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/00

                                                   Inception                                                        From
                                                     Date                           1 Year                        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                            3/1/00                            --                             8.22%
WITHOUT SALES CHARGE                                3/1/00                            --                             13.35%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--99.1%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.3%

Coors (Adolph), Cl. B                                                                               400                   25,475

CONSUMER CYCLICAL--11.2%

Anchor Gaming                                                                                       400  (a)              33,975

ArvinMeritor                                                                                      1,700                   28,475

BJ's Wholesale Club                                                                               1,100  (a)              36,231

Borders Group                                                                                     2,000  (a)              27,750

BorgWarner                                                                                          800                   30,200

CBRL Group                                                                                        1,800                   32,175

Coldwater Creek                                                                                     600  (a)              17,812

Dress Barn                                                                                        1,000  (a)              25,063

Factory 2-U Stores                                                                                  600  (a)              19,163

HON INDUSTRIES                                                                                    1,700                   40,906

Harman International Industries                                                                   1,200                   57,600

K-Swiss, Cl. A                                                                                      700                   19,250

Lear                                                                                              1,700  (a)              46,325

Neiman Marcus Group, Cl. A                                                                        1,600  (a)              59,400

Payless ShoeSource                                                                                  800  (a)              46,350

Pier 1 Imports                                                                                    4,900                   64,925

Polo Ralph Lauren                                                                                 2,200  (a)              43,175

Ruby Tuesday                                                                                      2,000                   27,125

SkyWest                                                                                             700                   35,350

Superior Industries                                                                                 800                   27,250

Toro                                                                                              1,200                   42,000

Venator Group                                                                                     3,800  (a)              53,675

Zale                                                                                              1,400  (a)              47,425

                                                                                                                         861,600

CONSUMER STAPLES--3.5%

Alberto-Culver, Cl. B                                                                             1,200                   40,275

Dean Foods                                                                                        1,000                   32,000

Libbey                                                                                              600                   16,350

Michael Foods                                                                                     1,500                   40,406

Performance Food Group                                                                              800  (a)              32,400

Riviana Foods                                                                                     2,400                   40,800

Smithfield Foods                                                                                  1,400  (a)              40,163

Suiza Foods                                                                                         600  (a)              27,787

                                                                                                                         270,181


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--6.9%

Berry Petroleum, Cl. A                                                                            1,600                   27,500

California Water Service Group                                                                    1,100                   29,631

Energen                                                                                           1,800                   51,525

Equitable Resources                                                                                 400                   23,200

Helmerich & Payne                                                                                   800                   25,150

Mitchell Energy & Development, Cl. A                                                                700                   32,200

ONEOK                                                                                             1,900                   75,288

Patterson Energy                                                                                    700  (a)              19,687

Pioneer Natural Resources                                                                         1,300  (a)              16,981

Seitel                                                                                            1,700  (a)              25,500

Southern Union                                                                                    1,700  (a)              31,981

St. Mary Land & Exploration                                                                       1,000                   23,438

Ultramar Diamond Shamrock                                                                           900                   23,625

Valero Energy                                                                                     1,500                   49,594

Vintage Petroleum                                                                                 1,200                   25,350

Washington Gas Light                                                                              2,000                   51,000

                                                                                                                         531,650

FINANCIAL SERVICES--2.7%

Allied Capital                                                                                    1,600                   33,000

Doral Financial                                                                                   2,700                   48,263

Gallagher (Arthur J.) & Co.                                                                       1,000                   63,125

Health Care REIT                                                                                  1,500                   26,531

IndyMac Bancorp                                                                                   1,700  (a)              35,487

                                                                                                                         206,406

HEALTH CARE--7.3%

Albany Molecular Research                                                                           600  (a)              34,875

Bergen Brunswig, Cl. A                                                                            3,400                   30,812

Bindley Western Industries                                                                        1,000                   35,937

Cell Genesys                                                                                        800  (a)              18,450

Coventry Health Care                                                                              2,900  (a)              52,925

Datascope                                                                                         1,100                   38,088

Edwards Lifesciences                                                                              1,300  (a)              17,469

Foundation Health Systems, Cl. A                                                                  3,700  (a)              74,694

Henry Schein                                                                                      1,000  (a)              24,375

Invitrogen                                                                                          700  (a)              53,244

STERIS                                                                                            1,500  (a)              22,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

Scott Technologies                                                                                1,300  (a)              29,900

Sunrise Assisted Living                                                                           1,000  (a)              23,375

Trigon Healthcare                                                                                   700  (a)              50,181

Varian Medical Systems                                                                            1,100  (a)              53,763

                                                                                                                         560,588

INTEREST SENSITIVE--23.1%

Amli Residential Properties Trust                                                                 1,900                   43,938

Arden Realty                                                                                      1,900                   45,600

Avalonbay Communities                                                                             1,000                   45,938

BRE Properties, CL. A                                                                             1,500                   47,438

BSB Bancorp                                                                                       1,200                   17,400

BancorpSouth                                                                                      2,500                   32,656

BancWest                                                                                          1,200                   24,525

Banknorth Group                                                                                   3,100                   56,188

CBL & Associates Properties                                                                       1,400                   32,375

CVB Financial                                                                                     3,200                   53,400

Cabot Industrial Trust                                                                            1,800                   33,975

Camden Property Trust                                                                               900                   25,762

City National                                                                                     1,000                   34,375

Corus Bankshares                                                                                  1,100                   43,656

Cullen/Frost Bankers                                                                              3,200                  106,600

Dain Rauscher                                                                                       400                   37,525

Downey Financial                                                                                  1,700                   81,175

Eaton Vance                                                                                         700                   34,869

First Industrial Realty Trust                                                                     1,300                   40,137

Franchise Finance Corp. of America                                                                1,600                   32,500

Fulton Financial                                                                                  1,900                   41,562

Harbor Florida Bancshares                                                                         1,500                   18,375

Highwoods Properties                                                                              2,000                   43,250

Hospitality Properties Trust                                                                      1,400                   30,187

Imperial Bancorp                                                                                  1,500  (a)              36,469

Investment Technology Group                                                                         500  (a)              18,000

JDN Realty                                                                                        1,800                   19,687

Jefferies Group                                                                                   1,400                   38,150

Kilroy Realty                                                                                     1,000                   26,062

MAF Bancorp                                                                                       2,500                   60,000

Nationwide Health Properties                                                                      2,700                   40,331


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

PFF Bancorp                                                                                       1,700                   31,450

Queens County Bancorp                                                                             1,100                   30,800

Reckson Associates Realty                                                                         2,900                   65,613

Regency Realty                                                                                    1,800                   40,500

Silicon Valley Bancshares                                                                           700  (a)              32,375

Southwest Bancorporation of Texas                                                                 1,200  (a)              43,800

Summit Properties                                                                                 1,800                   43,200

Washington Federal                                                                                2,500                   55,781

Webster Financial                                                                                 1,900                   46,313

Weingarten Realty Investors                                                                       1,100                   46,131

Westamerica Bancorporation                                                                        1,700                   61,094

Whitney Holding                                                                                     900                   33,244

                                                                                                                       1,772,406

INTERNET RELATED--1.0%

AXENT Technologies                                                                                1,500  (a)              28,781

OTG Software                                                                                        700                   22,050

Tut Systems                                                                                         700  (a)              23,275

                                                                                                                          74,106

INSURANCE--4.5%

Alfa                                                                                              1,700                   32,725

CNA Surety                                                                                        2,300                   26,737

Commerce Group                                                                                     1400                   35,788

Fidelity National Financial                                                                         900                   22,106

Leucadia National                                                                                  1300                   32,337

MONY Group                                                                                          600                   24,675

Presidential Life                                                                                  2800                   40,775

Radian Group                                                                                        700                   49,613

StanCorp Financial Group                                                                          1,500                   61,125

Triad Guaranty                                                                                      800                   23,250

                                                                                                                         349,131

PRODUCER GOODS--21.2%

ATMI                                                                                                900  (a)              16,987

Albemarle                                                                                         1,600                   37,100

Alexander & Baldwin                                                                               1,200                   29,925

AptarGroup                                                                                          700                   14,481

Arkansas Best                                                                                     1,400  (a)              22,400

Ball                                                                                              1,100                   38,637

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS (CONTINUED)

Belden                                                                                            1,000                   25,937

Brooks Automation                                                                                   600  (a)              15,900

Cable Design Technologies                                                                         2,100  (a)              48,431

Carpenter Technology                                                                              1,300                   40,300

Centex                                                                                            1,200                   44,400

Commercial Metals                                                                                 1,800                   49,050

Cymer                                                                                               500  (a)              12,500

Cytec Industries                                                                                  1,500  (a)              51,938

D.R. Horton                                                                                       1,635                   30,247

Flowserve                                                                                         2,300                   46,288

GaSonics International                                                                            1,100  (a)              22,481

Great Lakes Chemical                                                                                600                   20,025

Helix Technology                                                                                  1,200                   33,450

IDEX                                                                                              1,600                   51,600

JLG Industries                                                                                    2,100                   29,269

Kaufman and Broad Home                                                                            1,400                   41,650

Lennar                                                                                            1,500                   48,188

Lincoln Electric Holdings                                                                         2,000                   34,375

M.D.C. Holdings                                                                                   2,700                   73,913

Manitowoc                                                                                         1,200                   32,625

Milacron                                                                                          1,200                   19,125

Minerals Technologies                                                                               800                   25,050

Newport News Shipbuilding                                                                           600                   29,512

OM Group                                                                                            500                   23,125

Olin                                                                                              2,300                   40,825

Pactiv                                                                                            4,900  (a)              51,450

Pope & Talbot                                                                                     1,900                   29,569

Precision Castparts                                                                               1,500                   56,625

Pulte                                                                                             1,500                   49,969

Rayonier                                                                                          1,400                   49,263

Reliance Steel & Aluminum                                                                         1,600                   38,000

Roadway Express                                                                                   2,300                   47,294

Spartech                                                                                          1,600                   24,700

Stewart & Stevenson Services                                                                      1,900                   45,600

Thomas Industries                                                                                 2,700                   56,700

Toll Brothers                                                                                     1,000  (a)              32,500

Trinity Industries                                                                                1,700                   40,906


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS (CONTINUED)

USFreightways                                                                                     1,500                   38,625

United Stationers                                                                                   700  (a)              21,044

                                                                                                                       1,631,979

SERVICES--6.9%

ADVO                                                                                                600  (a)              22,087

Audiovox, Cl. A                                                                                   1,000  (a)              13,687

Banta                                                                                               900                   20,756

Entercom Communications                                                                             500  (a)              19,594

Hall, Kinion & Associates                                                                         1,800  (a)              47,588

Keynote Systems                                                                                   1,300  (a)              31,200

Leap Wireless International                                                                         500  (a)              24,875

National Data                                                                                       700                   26,687

Penton Media                                                                                      1,400                   42,788

Pharmaceutical Product Development                                                                1,100  (a)              34,444

PurchasePro.com                                                                                   1,000  (a)              27,000

Rent-A-Center                                                                                       900  (a)              26,269

Ryder System                                                                                      2,200                   43,450

Scholastic                                                                                          500  (a)              40,000

Spherion                                                                                          1,600  (a)              19,000

Sylvan Learning Systems                                                                           1,900  (a)              29,331

Universal Compression Holdings                                                                      800                   23,100

Waste Connections                                                                                 1,400  (a)              35,788

                                                                                                                         527,644

TECHNOLOGY--5.6%

ACT Manufacturing                                                                                   500  (a)              16,438

Alliance Semiconductor                                                                            1,200  (a)              24,000

Anixter International                                                                             1,000  (a)              24,250

Black Box                                                                                           500  (a)              32,938

C-Cube Microsystems                                                                               1,600  (a)              31,200

Daisytek International                                                                            3,300  (a)              16,087

General Cable                                                                                     2,300                   13,800

Integrated Silicon Solution                                                                         600  (a)               8,025

KEMET                                                                                             1,100  (a)              30,663

ONYX Software                                                                                     1,000  (a)              15,875

Park Electrochemical                                                                                400                   26,425

Phoenix Technologies                                                                              1,600  (a)              25,700

Puma Technology                                                                                   1,300  (a)              17,631

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Rogers                                                                                              800  (a)              28,600

SymmetriCom                                                                                       2,400  (a)              30,600

THQ                                                                                                 800  (a)              16,400

Take-Two Interactive Software                                                                     2,000  (a)              24,875

Therma-Wave                                                                                         900                   18,450

Varian Semiconductor Equipment                                                                      400  (a)               9,200

Zebra Technologies, Cl. A                                                                           500  (a)              21,906

                                                                                                                         433,063

UTILITIES--4.9%

ALLETE                                                                                            2,400                   51,750

CH Energy Group                                                                                   1,000                   39,375

Cleco                                                                                             1,100                   52,319

Conectiv                                                                                          1,600                   28,700

Dycom Industries                                                                                    400  (a)              15,050

IDACORP                                                                                           1,300                   64,106

Public Service Company of New Mexico                                                              1,900                   52,369

RGS Energy Group                                                                                    500                   14,750

Sierra Pacific Resources                                                                          1,600                   27,500

Western Resources                                                                                 1,600                   34,200

                                                                                                                         380,119
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $7,046,500)                                                               99.1%                7,624,348

CASH AND RECEIVABLES (NET)                                                                          .9%                   72,782

NET ASSETS                                                                                       100.0%                7,697,130

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  7,046,500    7,624,348

Cash                                                                     76,334

Dividends receivable                                                      7,422

                                                                      7,708,104
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    10,875

Payable for shares of Capital Stock redeemed                                 99

                                                                         10,974
--------------------------------------------------------------------------------
NET ASSETS ($)                                                        7,697,130
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,794,405

Accumulated undistributed investment income--net                         26,590

Accumulated net realized gain (loss) on investments                    (701,713)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                577,848
--------------------------------------------------------------------------------
NET ASSETS ($)                                                        7,697,130

NET ASSET VALUE PER SHARE

                                        Class A              Class B             Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,392,443            1,658,276            1,014,078              631,200                1,133

Shares Outstanding                      373,859              143,397               87,680               53,481               96.712
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.75                11.56                11.57                11.80                11.72

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         141,857

Interest                                                                 8,436

TOTAL INCOME                                                           150,293

EXPENSES:

Management fee--Note 2(a)                                               89,858

Distribution and service plan fees--Note 2(b)                           33,781

Loan commitment fees--Note 4                                                64

TOTAL EXPENSES                                                         123,703

INVESTMENT INCOME--NET                                                  26,590
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (376,388)

Net unrealized appreciation (depreciation) on investments            1,050,907

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 674,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   701,109

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                  2000(a)                1999
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income (loss)--net                      26,590               (3,552)

Net realized gain (loss) on investments          (376,388)            (208,895)

Net unrealized appreciation (depreciation)
   on investments                               1,050,907              278,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                               701,109                65,641
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (9,456)

Class R shares                                         --              (2,327)

TOTAL DIVIDENDS                                        --             (11,783)
--------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,006,866           1,354,136

Class B shares                                    895,564             575,937

Class C shares                                    496,085             173,901

Class R shares                                     64,987             405,000

Class T shares                                      1,000                 --

Dividends reinvested:

Class A shares                                         --               9,165

Class R shares                                         --               2,327

Cost of shares redeemed:

Class A shares                                (1,458,573)            (139,346)

Class B shares                                  (368,656)            (230,496)

Class C shares                                  (228,978)            (135,853)

Class R shares                                    (3,000)            (327,019)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                    405,295            1,687,752

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,106,404            1,741,610
-------------------------------------------------------------------------------
NET ASSETS ($)

Beginning of Period                             6,590,726            4,849,116

END OF PERIOD                                   7,697,130            6,590,726

Undistributed investment income--net               26,590                  --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------

                                                  2000(a)                1999
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                        93,549             125,449

Shares issued for dividends reinvested                 --                 843

Shares redeemed                                 (136,508)             (12,631)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (42,959)             113,661
--------------------------------------------------------------------------------
CLASS B (B)

Shares sold                                        83,464              54,531

Shares redeemed                                  (33,988)             (22,016)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      49,476               32,515
--------------------------------------------------------------------------------
CLASS C

Shares sold                                        46,104              15,787

Shares redeemed                                  (20,975)             (12,867)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      25,129                2,920
--------------------------------------------------------------------------------
CLASS R

Shares sold                                         5,936              36,359

Shares issued for dividends reinvested                 --                 214

Shares redeemed                                     (260)             (28,894)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,676                7,679
--------------------------------------------------------------------------------
CLASS T

SHARES SOLD                                            97                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 242 CLASS B SHARES REPRESENTING $2,490 WERE AUTOMATICALLY CONVERTED TO 240 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                    Year Ended October 31,
                                                                                       --------------------------------------------

CLASS A SHARES                                                                         2000            1999            1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.63           10.45             12.50

Investment Operations:

       Investment income--net                                                           .06(b)          .01(b)            .03

Net realized and unrealized gain (loss)
   on investments                                                                      1.06             .20             (2.08)

Total from Investment Operations                                                       1.12             .21             (2.05)

Distributions:

Dividends from investment income--net                                                    --            (.03)               --

Net asset value, end of period                                                        11.75           10.63             10.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                                  10.54            2.01            (16.40)(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50              .88(d)

Ratio of net investment income
   to average net assets                                                                .59             .12              .24(d)

Portfolio Turnover Rate                                                              101.02           53.87            19.72(d)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                 4,392           4,432            3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended October 31,
                                                                                       ------------------------------------------

CLASS B SHARES                                                                         2000            1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.54           10.41            12.50

Investment Operations:

Investment (loss)--net                                                                 (.02)(b)        (.07)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                                      1.04             .20            (2.07)

Total from Investment Operations                                                       1.02             .13            (2.09)

Net asset value, end of period                                                        11.56           10.54            10.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                                   9.68            1.25           (16.72)(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25            2.25             1.32(d)

Ratio of net investment (loss)
   to average net assets                                                              (.15)           (.63)             (.20)(d)

Portfolio Turnover Rate                                                             101.02           53.87             19.72(d)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                1,658             990               639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                Year Ended October 31,
                                                                                       ----------------------------------------

CLASS C SHARES                                                                         2000           1999            1998a
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.55          10.41            12.50

Investment Operations:

Investment (loss)--net                                                                 (.02)(b)       (.07)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                                      1.04            .21            (2.07)

Total from Investment Operations                                                       1.02            .14            (2.09)

Net asset value, end of period                                                        11.57          10.55            10.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                                   9.67           1.34           (16.72)(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25           2.25             1.32(d)

Ratio of net investment (loss)
   to average net assets                                                               (.17)          (.63)            (.19)(d)

Portfolio Turnover Rate                                                              101.02          53.87            19.72(d)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                 1,014            660              621

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                Year Ended October 31,
                                                                                       -----------------------------------------

CLASS R SHARES                                                                         2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.65           10.47            12.50

Investment Operations:

Investment income--net                                                                  .09(b)          .04(b)           .04

Net realized and unrealized gain (loss)
   on investments                                                                      1.06             .20            (2.07)

Total from Investment Operations                                                       1.15             .24            (2.03)

Distributions:

Dividends from investment income--net                                                    --            (.06)              --

Net asset value, end of period                                                        11.80           10.65            10.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                                      10.80            2.26           (16.24)(c)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.25            1.25             .73(c)

Ratio of net investment income
   to average net assets                                                                .84             .36             .38(c)

Portfolio Turnover Rate                                                              101.02           53.87           19.72(c)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                   631             509             420

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,

CLASS T SHARES                                                       2000(a)
-------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  10.34

Investment Operations:

Investment income--net                                                  .02(b)

Net realized and unrealized gain (loss)

  on investments                                                       1.36

Total from Investment Operations                                       1.38

Net asset value, end of period                                        11.72
-------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                  13.35(d)
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.17(d)

Ratio of net investment income
  to average net assets                                                 .21(d)

Portfolio Turnover Rate                                              101.02
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000 Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


As of October 31, 2000, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

                Class A         280,799           Class C               40,000

                Class B          40,000           Class R               40,214

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
Dividends    from    investment    income-net    and    dividends

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $683,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $116,000 of the carryover expires in fiscal 2006, $197,000 expires in fiscal 2007 and $370,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

     (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $260 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $10,869 $10,921, $6,260 and $2, respectively, pursuant to the Plan, of which $7,105, $7,830, $4,594 and $2 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC and Class B, Class C and Class T shares were charged $3,640, $2,087 and $2, respectively, pursuant to the service plan, of which $2,610, $1,531 and $2, for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $7,715,435 and $7,110,970, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $577,848, consisting of $1,068,562 gross unrealized appreciation and $490,714 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Cap Value Fund (the "Fund")of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and from April 1, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and from April 1, 1998 (commencement of operations) to October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

December 8, 2000



NOTES

                                                           For More Information

                        Dreyfus Premier Small Cap Value Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  148AR0010




Dreyfus

U.S. Treasury

Reserves

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         U.S. Treasury Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Reserves, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
David    Hertan.

Yields on money market instruments generally rose over the reporting period as the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at its February, March and May 2000 meetings. However, amid signs that its previous interest-rate hikes had begun to slow the economy, the Fed refrained from raising rates further at its meetings in June and August of 2000. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above historical averages, establishing unrealistic expectations for some investors. In our opinion, as the risks of the stock market have become more apparent due to recent volatility, the safety and income potential of money market funds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus U.S. Treasury Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the 12-month period ended October 31, 2000, Dreyfus U.S. Treasury Reserves' Investor shares produced an annualized yield of 5.28% while its Class R shares produced an annualized yield of 5.48%. After taking into account the effects of compounding, the annualized effective yields for Investor shares and Class R shares were 5.41% and 5.62%, respectively.(1)

We attribute the fund's positive performance to our strategy of maintaining a relatively short average maturity. This position enabled us to capture higher yields more quickly as interest rates rose during much of the period. In addition, our emphasis on repurchase agreements helped boost the fund's overall returns.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States Government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90
days    or    less.

What other factors influenced the fund's performance?

The  fund  was primarily influenced by higher short-term interest rates over the
past   year.   Higher  interest  rates  were  primarily  the  result

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of a more restrictive monetary policy on the part of the Federal Reserve Board (the "Fed").

When the reporting period began, the U.S. economy was growing quickly, fueling concerns that long-dormant inflationary pressures might reemerge. The Fed raised interest rates by 0.25 percentage points each in November 1999, February 2000 and March 2000, and by 0.50 percentage points in May 2000. As might be expected, the money markets reacted to the Fed's interest-rate hikes in the form of higher yields.

During the first calendar quarter of 2000, the economy grew at a strong 4.8%, well above the level most analysts believed may trigger destructive levels of inflation. In addition, rising energy prices began to add to inflation concerns, strong domestic demand for goods and services continued, and overseas demand for raw materials accelerated as well.

In the second calendar quarter, economic growth accelerated to an even more robust 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in the technology sector of the stock market. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation.

From July through the end of the reporting  period,  however,  we saw signs that the Fed' s rate hikes may have begun to have the desired effect of slowing the economy. Retail sales declined, housing starts slowed dramatically, and inflation appeared to be relatively benign. As a result, the Fed chose not to raise rates further at its June, August or October meetings. Indeed, third-quarter GDP slowed to a more sustainable growth rate of approximately 2.7%. What's more, the corrections in the Nasdaq stock market during the reporting period may have had a "reverse wealth effect," causing consumer spending to moderate as investors became less confident in the stock market's returns. As a result of these factors, money market rates began to trend lower toward the end of the reporting period.


What is the fund's current strategy?

In an effort to earn as much income as possible for the fund, we have continued to allocate a large portion of the fund's assets to repurchase agreements.
However, we recently began to extend the fund's average maturity from the shorter than average position we had maintained through most of the reporting period. We have chosen to move to a slightly longer average maturity because the economy has continued to slow, suggesting that the Fed is unlikely to raise interest rates again in 2000. In fact, some analysts believe that the Fed's next move may be to reduce interest rates if the economy slows too much.

November 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000



                                                                   Annualized
                                                                     Yield on
                                                                      Date of                   Principal
U.S. TREASURY BILLS--67.5%                                        Purchase (%)                 Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
11/2/2000                                                                 5.13                224,519,000           224,486,992

12/21/2000                                                                6.43                200,000,000           198,231,944

TOTAL U.S. TREASURY BILLS

   (cost $422,718,936)                                                                                              422,718,936
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES--16.8%
-----------------------------------------------------------------------------------------------------------------------------------

5.75%, 11/15/2000                                                         6.04                 30,000,000            29,994,505

8.50%, 11/15/2000                                                         5.97                 10,000,000            10,008,203

5.625%, 5/15/2001                                                         6.75                 15,000,000            14,904,416

6.50%, 8/31/2001                                                          6.30                 50,000,000            50,047,344

TOTAL U.S. TREASURY NOTES

   (cost $104,954,468)                                                                                              104,954,468
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--47.0%
-----------------------------------------------------------------------------------------------------------------------------------
First Boston Corp.

  dated 10/31/2000, due 11/1/2000 in the
  amount of $50,009,056 (fully collateralized by

  $40,332,000 U.S. Treasury Notes,

   8.125%, due 8/15/2021, value $50,999,814)                              6.52                 50,000,000           50,000,000

Merrill Lynch & Co.

  dated 10/31/2000, due 11/1/2000 in the

  amount of $100,018,056 (fully collateralized by

  $91,595,000 U.S. Treasury Notes,

   7.25% to 9.375%, due from 8/15/2004 to
   2/15/2006, value $102,024,125)                                         6.50                100,000,000          100,000,000

SBC Warburg Dillon Read, Inc.

  dated 10/31/2000, due 11/1/2000 in the

  amount of $144,343,250 (fully collateralized by

  $147,782,000 U.S. Treasury Bonds,

   5.50% to 13.25%, due from 5/15/2014 to
   8/15/2028, value $147,205,180)                                         6.55               144,317,000          144,317,000

TOTAL REPURCHASE AGREEMENTS

   (cost $294,317,000)                                                                                            294,317,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $821,990,404)                                                     131.3%                  821,990,404

LIABILITIES, LESS CASH AND RECEIVABLES                                                   (31.3%)                 (196,042,338)

NET ASSETS                                                                                100.0%                  625,948,066

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
-------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $294,317,000)
   --Note 1(c)                                         821,990,404  821,990,404

Cash                                                                 50,271,424

Interest receivable                                                   2,189,304

                                                                    874,451,132
-------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   285,982

Payable for investment securities purchased                         248,217,084

                                                                    248,503,066
-------------------------------------------------------------------------------
NET ASSETS ($)                                                      625,948,066
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     625,977,648

Accumulated net realized gain (loss) on investments                    (29,582)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      625,948,066

NET ASSET VALUE PER SHARE

                                                  Investor Shares  Class R Shares
--------------------------------------------------------------------------------
Net Assets ($)                                         34,481,821     591,466,245

Shares Outstanding                                     34,492,734     591,484,914
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

-------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                     37,307,121

EXPENSES:

Management fee--Note 2(a)                                            3,114,268

Distribution fees (Investor Shares)--Note 2(b)                          73,278

TOTAL EXPENSES                                                       3,187,546

INVESTMENT INCOME--NET                                              34,119,575
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                    486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                34,120,061

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000              1999
-------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         34,119,575          29,565,748

Net realized gain (loss) on investments               486               8,819

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   34,120,061          29,574,567
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (1,933,581)          (3,995,726)

Class R shares                               (32,185,994)         (25,570,022)

TOTAL DIVIDENDS                              (34,119,575)         (29,565,748)
-------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                75,794,151         547,120,345

Class R shares                              2,000,763,033       1,600,623,062

Dividends reinvested:

Investor shares                                 1,875,165           3,916,616

Class R shares                                 27,873,030          22,586,362

Cost of shares redeemed:

Investor shares                              (79,562,728)        (630,281,989)

Class R shares                            (2,001,944,216)      (1,672,499,479)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 24,798,435         (128,535,083)

TOTAL INCREASE (DECREASE) IN NET ASSETS       24,798,921         (128,526,264)
-------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           601,149,145          729,675,409

END OF PERIOD                                 625,948,066          601,149,145

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .053          .042           .048           .048          .046

Distributions:

Dividends from investment income--net                          (.053)         (.042)         (.048)        (.048)         (.046)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.42          4.27           4.95           4.89          4.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70           .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         5.28          4.16           4.85           4.81          4.64
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          34,482        36,375        115,622        112,900        21,826

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .055           .044           .050           .050          .048

Distributions:

Dividends from investment income--net                          (.055)         (.044)         (.050)        (.050)         (.048)

Net asset value, end of period                                   1.00          1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 5.64          4.48           5.16          5.10           4.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50           .50            .50           .50           .50

Ratio of net investment income
   to average net assets                                         5.49          4.40           5.03          4.98          4.79
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         591,466       564,774        614,053       522,178       464,303

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $30,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2006.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period October 31, 2000, Investor shares were charged $73,278 pursuant to the Plan, of which $47,963 was paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

December 8, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 23.39% of the ordinary income dividends paid during its fiscal year ended October 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


NOTES

                                                           For More Information

                        Dreyfus

                        U.S. Treasury Reserves

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  326AR0010


Dreyfus Premier

Limited Term

Income Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                            27   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Limited Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Income Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Bond prices were mixed over the 12-month reporting period, with prices of U.S. Treasury securities generally ending the period higher while prices of investment-grade corporate bonds generally ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Premier Limited Term Income Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, Dreyfus Premier Limited Term Income Fund' s Class A shares provided a total return of 6.43% and its Class B shares provided a total return of 5.90%. Class C and R shares provided total returns of 5.80% and 6.59% , respectively. The fund also produced income dividends of $0.6155, $0.5652, $0.5565 and $0.6407 per share for the fund's Class A, B, C, and R shares, respectively.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 7.30% for the same period.(2)

We  attribute  the  fund' s  slight  relative  underperformance  to our security
selection   strategy,   which   emphasized   U.S.   Government   agency  bonds,
mortgage-backed  securities  and  corporate  securities during a period in which
generally   higher   returns   were  generated  by  U.S.  Treasury  securities.

What is the fund's investment approach?

The fund' s goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities
and    corporate    debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a bond is issued and the date the

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields, but also fluctuate more in price than their
short-term    counterparts.

What other factors influenced the fund's performance?

Four primary factors influenced the fund' s performance over the reporting period: lower returns from most other fixed-income securities compared to U.S. Treasury securities; the recent government buyback program for U.S. Treasury securities; a series of short-term interest-rate hikes initiated by the Federal Reserve Board (the "Fed" ) earlier in the period; and the consolidation of broker-dealers within the fixed-income marketplace.

First, the difference in yields between U.S. Treasury securities and most other fixed-income securities widened over the last 12 months to levels not seen in approximately 10 years. One explanation may be an increasing number of credit-quality downgrades that were being issued by the major independent rating services. These rating sources cited excessive corporate debt levels and a change in the business cycle as some reasons for these downgrades. As a result, corporate bonds -- especially those with the lowest credit ratings -- have
experienced    the    steepest    declines.

Second, in mid-January the U.S. Government announced that it would use a portion of the federal budget surplus to buy back some outstanding U.S. Treasury securities with relatively high yields. This announcement triggered a wave of investor purchases of long-term Treasury securities, which helped drive yields of 30-year U.S. Treasury bonds below those of shorter term Treasuries.

Third, in four separate moves during November, February, March and May, the Fed raised interest rates for a total of 1.25 percentage points in an attempt to slow economic growth and forestall the buildup of inflationary pressures. While no changes in monetary policy have been made since May, the rising interest-rate environment during the first half of the reporting period created increased
volatility    for    the    fund.


Finally, a consolidation within the broker-dealer industry, which began in 1998, has negatively affected the corporate bond market. Several large brokerage firms have purchased smaller ones, thereby reducing the number of brokers available to invest capital in the bond market. Some large brokerage firms have abandoned this line of business altogether, choosing instead to pursue more profitable products. The reduced number of brokers has, in turn, constrained liquidity in the overall bond market, and has contributed to wider yield differences among
individual    market    sectors.

As  a  result  of these influences, the best returns over the past 12 months for
the   fund  were  provided  by  U.S.  Treasuries,  followed  by  mortgage-backed
securities    and    corporate    securities.

What is the fund's current strategy?

As of October 31, 2000, the largest portion of the fund's assets, 49.7%, was invested in mortgage-backed securities, followed by 36.4% in corporate securities, 10.7% in U.S. Treasuries, 1.6% in government agency bonds and 1.6% in repurchase agreements. These percentages represent an exposure to agencies and mortgage-backed securities that was greater than that of the fund's benchmark. Of course, portfolio composition is subject to change at any time.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Income Fund Class R shares and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM INCOME FUND ON 7/11/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/91 IS USED AS THE BEGINNING VALUE ON 7/11/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                               Inception                                         From

                                                                 Date       1 Year             5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (3.0%)                                            4/7/94  3.22%               4.60%             5.29%
WITHOUT SALES CHARGE                                                4/7/94  6.43%               5.25%             5.77%

CLASS B SHARES
WITH REDEMPTION((+))                                              12/19/94  2.90%               4.62%             5.97%
WITHOUT REDEMPTION                                                12/19/94  5.90%               4.78%             5.97%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                           12/19/94  5.05%               4.47%             5.71%
WITHOUT REDEMPTION                                                12/19/94  5.80%               4.47%             5.71%

CLASS R SHARES
                                                                   7/11/91  6.59%               5.52%             6.52%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3% AND
IS REDUCED TO 0% AFTER FIVE YEARS. CLASS B SHARES CONVERT TO CLASS A SHARES
AFTER SIX YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
 .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

STATEMENT OF INVESTMENTS

                                                                                               Principal

BONDS AND NOTES--97.9%                                                                        Amount ($)       Value ($)
--------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--5.5%

American Express Credit Account Master Trust,

   Ser. 1997-1, Cl. A, 6.4%, 2005                                                             1,000,000                  996,075

Citibank Credit Card Master Trust,

   Ser. 1998-1, Cl. A, 5.75%, 2003                                                            1,500,000                1,497,081

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A-2, 5.63%, 2005                                                            500,000                  487,302

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A-3, 6.32%, 2003                                                            250,000                  249,000

                                                                                                                       3,229,458

BANKING--5.2%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  737,498

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         435,000                  409,137

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                     1,000,000                1,001,700

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        500,000                  453,023

Wells Fargo,

   Notes, 6.625%, 2004                                                                          500,000                  493,397

                                                                                                                       3,094,755

CHEMICALS--.7%

Pharmacia,

   Deb., 6.6%, 2028                                                                             500,000                  443,067

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.4%

Bear Stearns Commercial Mortgage,

   Ser. 1999-WF2, Cl. A-1, 6.8%, 2008                                                           263,919                  262,806

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A1-A, 7.12%, 2009                                                         265,010                  266,898

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. A-2, 7.37%, 2010                                                          290,000                  293,127

                                                                                                                         822,831

FINANCIAL SERVICES--8.2%

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      500,000                  496,880

Ford Motor Credit,

   Notes, 8%, 2002                                                                              500,000                  508,644

GMAC,

   Deb., 6.125%, 2008                                                                         1,000,000                  921,759


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Goldman Sachs,

   Notes, 7.8%, 2010                                                                            500,000                  505,673

Household Finance,

   Sr. Sub. Notes, 5.875%, 2009                                                                 500,000                  443,095

International Lease Finance,

   Notes, 5.625%, 2002                                                                        1,000,000                  985,359

Lehman Brothers,

   Sr. Sub. Notes, 6.125%, 2001                                                                 200,000                  199,569

Merrill Lynch,

   Notes, 6%, 2009                                                                              500,000                  455,808

Morgan Stanley Dean Witter,

   Sr. Notes, 7.125%, 2003                                                                      300,000                  301,914

                                                                                                                       4,818,701

FOREIGN--5.4%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       500,000                  489,674

Australia & New Zealand Banking Group,

   Sub. Notes, 6.25%, 2004                                                                    1,000,000                  972,413

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  218,979

Korea Development Bank,

   Notes, 6.75%, 2005                                                                           174,000                  163,881

Province of British Columbia,

   Bonds, 6.5%, 2026                                                                            500,000                  452,223

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          500,000                  495,824

Santander Financial Issuances,

   Sub. Notes, 6.375%, 2011                                                                     250,000                  223,880

Swiss Bank,

   Sub. Deb, 7%, 2015                                                                           200,000                  187,673

                                                                                                                       3,204,547

INDUSTRIAL--.4%

USX,

   Deb., 9.125%, 2013                                                                           200,000                  218,146

INSURANCE--.2%

GE Global Insurance Holding,

   Notes, 6.45%, 2019                                                                           150,000                  132,715

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MEDICAL--1.4%

Baxter International,

   Deb., 6.625%, 2028                                                                           200,000                  167,059

Merck,

   Deb., 6.3%, 2026                                                                             300,000                  271,065

Zeneca Wilmington,

   Deb., 7%, 2023                                                                               400,000                  384,361

                                                                                                                         822,485

OIL AND GAS--.8%

Atlantic Richfield,

   Notes, 5.55%, 2003                                                                           500,000                  488,890

RETAIL--.9%

Wal-Mart Stores,

   Notes, 7.55%, 2030                                                                           500,000                  520,533

TELEPHONE AND TELEGRAPH--2.3%

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  400,622

MCI WorldCom,

   Sr. Notes, 6.4%, 2005                                                                        500,000                  481,325

TCI Communications,

   Deb., 7.875%, 2026                                                                           300,000                  279,690

Vodafone Airtouch,

   Notes, 7.625%, 2005                                                                          200,000  (a)             203,578

                                                                                                                       1,365,215

TRANSPORTATION--.8%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             500,000                  463,436

UTILITIES--3.0%

National Rural Utilities,

   Collateral Trust, 5.5%, 2005                                                                 500,000                  474,989

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  304,098

PP&L Resources,

   First Mortgage Bonds, 6.125%, 2001                                                         1,000,000  (b)             993,660

                                                                                                                       1,772,747

U.S. GOVERNMENTS--10.7%

U.S. Treasury Bonds:

   6.25%, 8/15/2023                                                                             630,000                  650,066

   8.125%, 8/15/2019                                                                          1,000,000                1,235,620

   8.125%, 5/15/2021                                                                            500,000                  623,970

   8.5%, 2/15/2020                                                                              500,000                  640,805


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Bonds  (continued):

   8.75%, 5/15/2017                                                                             250,000                  321,278

   8.875%, 2/15/2019                                                                            500,000                  657,505

   11.25%, 2/15/2015                                                                            250,000                  375,000

   12%, 8/15/2013                                                                               200,000                  273,642

   12.375%, 5/15/2004                                                                           400,000                  481,172

U.S. Treasury Notes:

   6.5%, 10/15/2006                                                                             500,000                  515,790

   6.5%, 2/15/2010                                                                              500,000                  523,555

                                                                                                                       6,298,403

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--51.0%

Federal Home Loan Banks,

   Notes, 5.8%, 2008                                                                          1,000,000                  948,191

Federal Home Loan Mortgage Corp.:

   5.5%, 8/1/2013                                                                               216,376                  206,503

   6%, 6/1/2012-5/1/2029                                                                      1,445,942                1,376,232

   6.5%, 3/1/2011-9/1/2029                                                                    2,783,847                2,704,340

   7%, 3/1/2012-9/1/2030                                                                      1,822,550                1,795,628

   7.5%, 12/1/2024-9/1/2030                                                                   1,061,484                1,064,517

   8%, 10/1/2019-10/1/2030                                                                      526,247                  535,105

   8.5%, 7/1/2030                                                                                98,382                  100,749

   9%, 8/1/2030                                                                                 109,816                  113,419

Federal National Mortgage Association:

   Notes, 5.25%, 2009                                                                         1,300,000                1,184,469

   Notes, 6%, 2008                                                                            1,100,000                1,059,828

   Notes, 6.375%, 2009                                                                          500,000                  489,930

   Notes, 6.5%, 2004                                                                            500,000                  499,868

   Notes, 6.625%, 2009                                                                        2,100,000                2,095,010

   Bonds, 7.125%, 2005                                                                        1,900,000                1,942,347

   7%                                                                                           100,000  (c)              98,062

   5.5%, 12/1/2013-2/1/2014                                                                     211,950                  202,080

   6%, 9/1/2013-8/1/2029                                                                      1,599,441                1,523,378

   6.5%, 3/1/2011-8/1/2029                                                                    2,656,430                2,565,688

   7%, 6/1/2011-1/1/2030                                                                      1,965,513                1,938,497

   7.5%, 3/1/2012-1/1/2030                                                                    1,580,375                1,584,026

   8%, 5/1/2013-8/1/2030                                                                        694,253                  705,130

   8.5%, 5/1/2030                                                                               149,727                  153,095

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                358,813                  338,515

   6.5%, 9/15/2008-6/15/2029                                                                  1,201,501                1,167,599

   7%, 8/15/2025-9/15/2030                                                                    1,422,336                1,405,798

   7.5%, 12/15/2026-8/15/2030                                                                   970,969                  976,900

   8%, 12/15/2026-9/15/2030                                                                     873,819                  889,737

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I (continued):

   8.5%, 4/15/2025                                                                              248,889                  256,978

   9%, 10/15/2027                                                                               130,377                  135,224

   9.5%, 2/15/2025                                                                              119,828                  125,370

                                                                                                                      30,182,213

TOTAL BONDS AND NOTES

   (cost $58,493,927)                                                                                                 57,878,142
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.6%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman, Sachs & Co., Tri-Party

  Repurchase Agreement, 6.55%, dated 10/31/2000,

  due 11/1/2000 in the amount of $922,200 (fully

  collateralized by $887,000 U.S. Treasury Notes,

  6.5% due 2/15/2010 value $941,214)

   (cost $922,032)                                                                              922,032                  922,032
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $59,415,959)                                                              99.5%               58,800,174

CASH AND RECEIVABLES (NET)                                                                          .5%                  317,398

NET ASSETS                                                                                       100.0%               59,117,572

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000, THIS SECURITY
AMOUNTED TO $203,578 OR .3% OF NET ASSETS.

(B)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATRUITY IS 5/1/2006.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             59,415,959  58,800,174

Interest receivable                                                   775,756

Receivable for shares of Capital Stock subscribed                     393,001

                                                                   59,968,931
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                  38,371

Cash overdraft due to Custodian                                        32,463

Payable for investment securities purchased                           780,525

                                                                      851,359
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     59,117,572
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    62,129,066

Accumulated net realized gain (loss) on investments                (2,395,709)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             (615,785)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     59,117,572

NET ASSET VALUE PER SHARE

                                                            Class A       Class B         Class C         Class R
------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            6,656,874      9,812,628      2,156,255      40,491,815

Shares outstanding                                          625,546        918,927        204,723       3,805,157

NET ASSET VALUE PER SHARE ($)                                 10.64          10.68          10.53           10.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,888,662

EXPENSES:

Management fee--Note 2(a)                                              347,169

Distribution and service fees--Note 2(b)                                99,051

Loan commitment fees--Note 4                                               590

TOTAL EXPENSES                                                         446,810

INVESTMENT INCOME--NET                                               3,441,852
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (648,029)

Net unrealized appreciation (depreciation) on investments              726,998

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  78,969

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,520,821

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended October 31,
                                                   ------------------------------------

                                                     2000                    1999
---------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                   3,441,852        3,129,815

Net realized gain (loss) on investments                   (648,029)      (1,085,712)

Net unrealized appreciation (depreciation) on investments  726,998       (2,865,975)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             3,520,821         (821,872)
--------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                            (313,427)        (351,005)

Class B shares                                            (521,647)        (442,015)

Class C shares                                             (91,931)         (72,478)

Class R shares                                          (2,514,734)      (2,264,430)

TOTAL DIVIDENDS                                         (3,441,739)      (3,129,928)
-----------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                          12,369,351       12,059,310

Class B shares                                           6,754,147       11,986,879

Class C shares                                           2,117,728        1,929,966

Class R shares                                          11,358,364       10,142,313

Dividends reinvested:

Class A shares                                             244,852          243,578

Class B shares                                             216,332          180,992

Class C shares                                              69,937           50,085

Class R shares                                           1,351,255        1,508,068

Cost of shares redeemed:

Class A shares                                         (11,018,913)     (12,172,203)

Class B shares                                          (7,230,150)      (6,869,077)

Class C shares                                          (1,848,564)      (1,144,120)

Class R shares                                          (9,463,852)     (13,649,898)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                            4,920,487        4,265,893

TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,999,569          314,093
-----------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                     54,118,003       53,803,910

END OF PERIOD                                           59,117,572       54,118,003

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000                     1999
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,180,160                1,110,255

Shares issued for dividends reinvested             23,337                   22,422

Shares redeemed                                (1,053,589)              (1,129,873)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     149,908                    2,804
------------------------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       641,343                1,082,346

Shares issued for dividends reinvested             20,560                   16,653

Shares redeemed                                  (687,798)                (629,249)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (25,895)                 469,750
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       202,745                  178,774

Shares issued for dividends reinvested              6,739                    4,692

Shares redeemed                                  (177,350)                (106,959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,134                   76,507
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,072,880                  914,656

Shares issued for dividends reinvested            128,995                  138,448

Shares redeemed                                  (904,624)              (1,256,689)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     297,251                 (203,585)

(A)  DURING THE PERIOD ENDED OCTOBER 31, 2000, 38,470 CLASS B SHARES
REPRESENTING $372,990 WERE AUTOMATICALLY CONVERTED TO 38,504 CLASS A SHARES AND
DURING THE PERIOD ENDED OCTOBER 31, 1999, 13,685 CLASS B SHARES REPRESENTING
$145,726 WERE AUTOMATICALLY CONVERTED TO 13,733 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Year Ended October 31,
                                                                  --------------------------------------------

CLASS A SHARES                                                   2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.60     11.31     10.96     10.78     10.84

Investment Operations:

Investment income--net                                            .62       .57       .58       .62       .58

Net realized and unrealized gain (loss)
   on investments                                                 .04      (.71)      .35       .19      (.07)

Total from Investment Operations                                  .66      (.14)      .93       .81       .51

Distributions:

Dividends from investment income-net                             (.62)     (.57)     (.58)     (.63)     (.57)

Net asset value, end of period                                  10.64     10.60     11.31     10.96     10.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             6.43     (1.26)     8.73      7.80      4.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85       .85       .85       .85       .85

Ratio of net investment income
   to average net assets                                         5.87      5.22      5.20      5.80      5.38

Portfolio Turnover Rate                                         72.30    161.28    149.08    129.94    153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,657     5,044     5,349     1,169     1,001

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Year Ended October 31,
                                                                  --------------------------------------------

CLASS B SHARES                                                   2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.64     11.35     11.00     10.78      10.84

Investment Operations:

Investment income--net                                            .57       .52       .52       .56        .52

Net realized and unrealized gain (loss)
   on investments                                                 .04      (.71)      .35       .23       (.07)

Total from Investment Operations                                  .61      (.19)      .87       .79        .45

Distributions:

Dividends from investment income-net                             (.57)     (.52)     (.52)     (.57)      (.51)

Net asset value, end of period                                  10.68     10.64     11.35     11.00      10.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             5.90     (1.73)     8.14      7.56       4.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35      1.35      1.35      1.35       1.35

Ratio of net investment income
   to average net assets                                         5.37      4.72      4.49      5.06       4.86

Portfolio Turnover Rate                                         72.30    161.28    149.08    129.94     153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           9,813    10,056     5,391       542        143

(A) EXCLUSIVE OF SALES CHARGE

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Year Ended October 31,
                                                                  --------------------------------------------

CLASS C SHARES                                                   2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.50     11.20     10.84     10.73     10.84

Investment Operations:

Investment income (loss)--net                                     .56      .51        .52     (1.98)     3.05

Net realized and unrealized gain (loss)
   on investments                                                 .03     (.70)       .35      2.65     (2.65)

Total from Investment Operations                                  .59     (.19)       .87       .67       .40

Distributions:

Dividends from investment income--net                            (.56)    (.51)      (.51)     (.56)     (.51)

Net asset value, end of period                                  10.53    10.50      11.20     10.84     10.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             5.80    (1.74)      8.25      6.49      3.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35     1.35       1.35      1.35      1.41

Ratio of net investment income
   to average net assets                                         5.34     4.72       4.61      4.98      5.50

Portfolio Turnover Rate                                         72.30   161.28     149.08    129.94    153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           2,156    1,812      1,076       349        -

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Year Ended October 31,
                                                                  --------------------------------------------

CLASS R SHARES                                                   2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.61     11.31     10.96     10.78     10.84

Investment Operations:

Investment income--net                                            .64       .60       .61      .65        .60

Net realized and unrealized gain (loss)
   on investments                                                 .03      (.70)      .35      .19       (.06)

Total from Investment Operations                                  .67      (.10)      .96      .84        .54

Distributions:

Dividends from investment income--net                            (.64)     (.60)     (.61)    (.66)      (.60)

Net asset value, end of period                                  10.64     10.61     11.31    10.96      10.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.59      (.91)     9.02     8.09       5.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60       .60       .60      .60        .60

Ratio of net investment income
   to average net assets                                         6.12      5.47      5.51     6.06       5.62

Portfolio Turnover Rate                                         72.30    161.28    149.08   129.94     153.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          40,492    37,207    41,988   47,532     49,664

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 250 million of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge , while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.


In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,350,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $344,000 of the carryover expires in fiscal 2002, $274,000 expires in fiscal 2003, $1,085,000 expires in fiscal 2007 and $647,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under the Distribution Plan ("Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay the distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2000, Class A, Class B and Class C shares were charged $13,342, $48,533 and $8,607, respectively, pursuant to the Plan, of which $8,801, $31,741 and $5,731 for Class A, Class B and Class C shares, respectively, were paid to DSC. Class B and Class C shares were charged $24,266 and $4,303, respectively, pursuant to the service plan, of which $15,871 and $2,866 for Class B and Class
C    shares,    respectively,    were    paid    to    DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $44,942,794 and $40,822,931, respectively.

At October 31, 2000, accumulated net unrealized depreciation on investments was $615,785, consisting of $442,442 gross unrealized appreciation and $1,058,227 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Income Fund (the " Fund" ) of The Dreyfus/Laurel Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



New York, New York

December 8, 2000

                                                             The Fund


NOTES

                                                           For More Information

                        Dreyfus Premier Limited Term Income Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  345AR0010